AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON AUGUST 28, 1998

                                              REGISTRATION NOS. 33-6931
                                                               811-4727


================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                               ------------------

                                    FORM N-1A
                             REGISTRATION STATEMENT
                                    UNDER THE
                             SECURITIES ACT OF 1933                      [X]
                           PRE-EFFECTIVE AMENDMENT NO.

                         POST-EFFECTIVE AMENDMENT NO. 29                 [X]

                                     AND/OR
                             REGISTRATION STATEMENT
                                    UNDER THE
                         INVESTMENT COMPANY ACT OF 1940                  [X]

                                AMENDMENT NO. 30                         [X]

                        (CHECK APPROPRIATE BOX OR BOXES)

                               ------------------
                      PHOENIX STRATEGIC EQUITY SERIES FUND

               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

                               ------------------
                  101 MUNSON STREET, GREENFIELD, MASSACHUSETTS      01301
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)      (ZIP CODE)

                C/O PHOENIX EQUITY PLANNING--SHAREHOLDER SERVICES
                                 (800) 243-1574
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

                               ------------------

                               THOMAS N. STEENBURG
                      VICE PRESIDENT, COUNSEL AND SECRETARY

                        PHOENIX INVESTMENT PARTNERS, LTD.

                               56 PROSPECT STREET
                        HARTFORD, CONNECTICUT 06115-0479
                     (NAME AND ADDRESS OF AGENT FOR SERVICE)

                               ------------------

                  APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING:

   It is proposed that this filing will become effective (check appropriate box) [X] immediately upon filing pursuant to paragraph (b)
   [ ] on              pursuant to paragraph (b)
   [ ] 60 days after filing pursuant to paragraph (a)(i)
   [ ] on              pursuant to paragraph (a)(i)
   [ ] 75 days after filing pursuant to paragraph (a)(ii)
   [ ] on              pursuant to paragraph (a)(ii) of Rule 485.

   If appropriate, check the following box:
   [ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

===============================================================================

                      PHOENIX STRATEGIC EQUITY SERIES FUND

                   CROSS REFERENCE SHEET PURSUANT TO RULE 495
                        UNDER THE SECURITIES ACT OF 1993

                                               PART A
                                INFORMATION REQUIRED IN PROSPECTUS


    ITEM NUMBER                                                      PROSPECTUS CAPTION
    -----------                                                      ------------------
     1.    Cover Page.............................................   Cover Page

     2.    Synopsis...............................................   Introduction; Fund Expenses

     3.    Condensed Financial Information .......................   Financial Highlights

     4.    General Description of Registrant .....................   Cover Page; Introduction; Investment Objectives
                                                                     and Policies; Additional Information


     5.    Management of the Fund ................................   Management of the Funds; Distribution Plans;
                                                                     Additional Information

    5A.    Management's Discussion of
           Fund Performance.......................................   Performance Information


     6.    Capital Stock and Other Securities ....................   Dividends, Distributions and Taxes; Net Asset Value;
                                                                     How to Buy Shares; Additional Information

     7.    Purchase of Securities Being Offered ..................   How to Buy Shares; Distribution Plans; Net Asset
                                                                     Value; Investor Account Services

     8.    Redemption or Repurchase ..............................   How to Redeem Shares

     9.    Pending Legal Proceeding ..............................   Not Applicable

                                               PART B
                     INFORMATION REQUIRED IN STATEMENT OF ADDITIONAL INFORMATION
    ITEM NUMBER                                                      STATEMENT OF ADDITIONAL INFORMATION CAPTION
    -----------                                                      -------------------------------------------
    10.    Cover Page ............................................   Cover Page

    11.    Table of Contents .....................................   Table of Contents


    12.    General Information and History .......................   Cover Page; The Trust; Other Information


    13.    Investment Objectives and Policies ....................   Cover Page; Investment Objectives; Investment
                                                                     Policies; Investment Restrictions

    14.    Management of the Fund ................................   Services of the Adviser; Trustees and Officers;
                                                                     Other Information


    15.    Control Persons and Principal Holders of Securities ...   Trustees and Officers

    16.    Investment Advisory and Other Services ................   Services of the Adviser


    17.    Brokerage Allocation ..................................   Portfolio Transactions and Brokerage

    18.    Capital Stock and Other Securities.....................   Net Asset Value; How to Buy Shares


    19.    Purchase, Redemption and Pricing of Securities            How to Buy Shares; Alternative Purchase Arrangements;
           Being Offered .........................................   Investor Account Services; Redemption of Shares;
                                                                     Net Asset Value


    20.    Tax Status ............................................   Dividends, Distributions and Taxes


    21.    Underwriter ...........................................   The Distributor; Distribution Plans


    22.    Calculations of Performance Data ......................   Performance Information

    23.    Financial Statements ..................................   Financial Statements


                                     PART C
     The information required to be included in Part C is set forth under the appropriate item, so numbered, in Part C of this Registration Statement.

                                 P H O E N I X
                                          F U N D S




PROSPECTUS                                   AUGUST 28, 1998


                                             [TRIANGLE] PHOENIX EQUITY
                                                        OPPORTUNITIES FUND

                                             [TRIANGLE] PHOENIX SMALL
                                                        CAP FUND

                                             [TRIANGLE] PHOENIX STRATEGIC
                                                        THEME FUND







[PHOENIX LOGO]  PHOENIX
                INVESTMENT PARTNERS

                        PHOENIX EQUITY OPPORTUNITIES FUND
                             PHOENIX SMALL CAP FUND
                          PHOENIX STRATEGIC THEME FUND

                                101 Munson Street
                              Greenfield, MA 01301

                                   PROSPECTUS

                                 August 28, 1998


   PHOENIX EQUITY OPPORTUNITIES FUND ("Equity Opportunities Fund") seeks as its investment objective long-term growth of capital from investment in a diversified group of stocks or securities convertible into stocks. This Fund intends to invest in stock of all types and is not restricted as to any specific industry. Any income derived from investments will be incidental.

   PHOENIX SMALL CAP FUND ("Small Cap Fund") seeks as its investment objective long-term growth of capital by investing in a diversified portfolio of securities, primarily common stock, of relatively small companies which the Adviser believes have long-term investment potential. Companies are selected by the Adviser on the basis of their long-term potential for expanding their revenue, profit and earnings per share base through a variety of methods including the growth of existing products, introduction of new products, improved operating efficiencies, market share gains, penetration of new markets or acquisitions. Current income is not a factor in the selection of securities. The Fund is intended to provide an opportunity for investors who are not ordinarily in a position to perform the specialized type of research or analysis involved in investing in small and emerging growth companies.

   PHOENIX STRATEGIC THEME FUND ("Theme Fund") seeks as its investment objective long-term appreciation of capital. This Fund seeks to identify securities benefiting from long-term trends present in the United States and abroad. The Fund intends to invest primarily in common stocks believed by the Adviser to have substantial potential for capital growth. Since many trends may be early in their development and no history of industry growth patterns is available, securities owned may present a high degree of risk.

   Phoenix Strategic Equity Series Fund (the "Trust") is an open-end management investment company whose shares are offered in three series. Each series represents an investment in a separate diversified fund with its own investment objectives and policies designed to meet its specific investment goals. There can be no assurance that any fund will achieve its objective.

   This Prospectus sets forth concisely the information about the Trust that a prospective investor should know before investing. No dealer, salesperson or any other person has been authorized to give any information or to make any representations other than those contained in this Prospectus, and, if given or made, such information or representations must not be relied upon as having been authorized by the Trust, adviser or distributor. This Prospectus does not constitute an offer to sell or a solicitation of an offer to buy any of the securities offered hereby in any state in which, or to any person to whom, it is unlawful to make such offer. Neither the delivery of this Prospectus nor any sale hereunder shall, under any circumstances, create any implication that information herein is correct at any time subsequent to its date. Investors should read and retain this Prospectus for future reference. Additional information about the Trust is contained in the Statement of Additional Information, dated August 28, 1998, which has been filed with the Securities and Exchange Commission (the "Commission") and is available upon request at no charge by calling (800) 243-4361 or by writing to Phoenix Equity Planning Corporation at 100 Bright Meadow Boulevard, P.O. Box 2200, Enfield, Connecticut 06083-2200. The Statement of Additional Information is incorporated herein by reference.

   The Commission maintains a Web site (http://www.sec.gov) that contains this Prospectus, the Statement of Additional Information, material incorporated by reference, and other information regarding registrants that file electronically with the Commission.

   SHARES OF THE TRUST ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, CREDIT UNION, OR AFFILIATED ENTITY, AND ARE NOT FEDERALLY INSURED OR OTHERWISE PROTECTED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION
(FDIC), THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY, AND INVOLVE INVESTMENT RISK, INCLUDING POSSIBLE LOSS OF PRINCIPAL.


================================================================================
LIKE ALL MUTUAL FUNDS, THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED
BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
================================================================================

                        CUSTOMER SERVICE: (800) 243-1574
                            MARKETING: (800) 243-4361
                        TELEPHONE ORDERS: (800) 367-5877
                 TELECOMMUNICATION DEVICE (TTY): (800) 243-1926

                                TABLE OF CONTENTS

                                                                           Page
                                                                           ----


INTRODUCTION.............................................................     3
FUND EXPENSES............................................................     4
FINANCIAL HIGHLIGHTS.....................................................     6
PERFORMANCE INFORMATION..................................................     9
INVESTMENT OBJECTIVES AND POLICIES.......................................    10
     Equity Opportunities Fund...........................................    10
     Small Cap Fund......................................................    10
     Theme Fund..........................................................    11
INVESTMENT TECHNIQUES AND RELATED RISKS..................................    11
INVESTMENT RESTRICTIONS..................................................    17
MANAGEMENT OF THE FUNDS..................................................    17
DISTRIBUTION PLANS   ....................................................    18
HOW TO BUY SHARES........................................................    20
INVESTOR ACCOUNT SERVICES................................................    24
NET ASSET VALUE..........................................................    25
HOW TO REDEEM SHARES.....................................................    25
DIVIDENDS, DISTRIBUTIONS AND TAXES.......................................    27
ADDITIONAL INFORMATION...................................................    27

                                  INTRODUCTION


   This Prospectus describes the shares offered by and the operations of Phoenix Strategic Equity Series Fund (the "Trust"). The Trust is a diversified, open-end management investment company established as a Massachusetts business trust. Shares of the Trust are divided into three series. This Prospectus offers shares of the Equity Opportunities Fund, Theme Fund and Small Cap Fund currently offered by the Trust (the "Funds"). Each Fund has a different investment objective, and is designed to meet different investment needs.


THE INVESTMENT ADVISERS

   The investment adviser for the Funds is Phoenix Investment Counsel, Inc. ("PIC" or the "Adviser"). The Adviser is a subsidiary of Phoenix Investment Partners, Ltd. (formerly Phoenix Duff & Phelps Corporation) and an indirect subsidiary of Phoenix Home Life Mutual Insurance Company. See "Management of the Funds" for a description of the Investment Advisory Agreements and management fees.


DISTRIBUTOR AND DISTRIBUTION PLANS

   Phoenix Equity Planning Corporation ("Equity Planning" or "Distributor"), serves as national distributor of the Trust's shares. See "Distribution Plans" and the Statement of Additional Information. Equity Planning also acts as financial agent of the Trust and as such receives a fee. Equity Planning also serves as the Trust's transfer agent. See "The Custodian and Transfer Agent."

   The Trust has adopted amended and restated distribution plans pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the "1940 Act") for all classes of all Funds. Pursuant to the amended and restated distribution plan adopted for Class A Shares, the Funds shall reimburse the Distributor up to a maximum annual rate of 0.05% of the Fund's average daily Class A Share net assets of a Fund for distribution expenditures incurred in connection with the sale and promotion of Class A Shares of a Fund. The Distributor has voluntarily agreed to waive the Rule 12b-1 fee charged to Class A Shares for the 1999 fiscal year. Pursuant to the amended and restated distribution plan adopted for Class B Shares, the Funds shall reimburse the Distributor up to a maximum annual rate of 0.75% of the Funds' average daily Class B Share net assets of a Fund for distribution expenditures incurred in connection with the sale and promotion of Class B Shares of a Fund. Pursuant to the amended and restated distribution plans adopted for Class C Shares and Class M Shares, the Theme Fund shall reimburse the Distributor up to a maximum annual rate of 0.75% and 0.25%, respectively, of the average daily net assets of the Theme Fund for distribution expenses incurred in connection with the sale and promotion of each Class of shares. Pursuant to the amended and restated distribution plans, the Funds will pay the Distributor 0.25% of each Fund's average daily net assets for providing services to shareholders (the "Service Fee"). See "Distribution Plans."


PURCHASE OF SHARES

   The Trust offers two Classes of shares of each Fund and two additional Classes of shares of the Theme Fund which may be purchased at a price equal to their net asset value per share, plus a sales charge which, at the election of the purchaser, may be imposed (i) at the time of the purchase (the "Class A Shares" and "Class M Shares") or (ii) on a contingent deferred basis (the "Class B Shares" and "Class C Shares"). CLASS M SHARES ARE CLOSED TO NEW INVESTORS AND SUBSEQUENT INVESTMENTS BY EXISTING SHAREHOLDERS. Completed applications for the purchase of shares should be mailed to the Phoenix Funds, c/o State Street Bank and Trust Company, P.O. Box 8301, Boston, MA 02266-8301.

   Class A and M Shares are offered to the public at the next determined net asset value after receipt of the order by State Street Bank and Trust Company ("State Street Bank"), or an authorized agent, plus a sales charge. The maximum initial sales charge is 4.75% and 3.50%, respectively, of the offering price on single purchases of less than $50,000. The sales charges are reduced on a graduated scale on single purchases of $50,000 or more.

   Class B and C Shares are offered to the public at the next determined net asset value after receipt of an order by State Street Bank, or an authorized agent, with no sales charge. Class B Shares are subject to a sales charge if they are redeemed within five years of purchase. Class C Shares redeemed within one year of purchase are subject to a 1% sales charge.

   Shares of each Class represent an identical interest in the investment portfolio of a Fund and have the same rights. For more information on fees and charges applicable for each Fund and Class, refer to "Fund Expenses" and "Alternative Purchase Arrangements."


MINIMUM INITIAL AND SUBSEQUENT INVESTMENTS
   The minimum initial investment is $500 ($25 if using the bank draft investment program designated "Investo-Matic") and the minimum subsequent investment is $25. Exceptions to the minimum and subsequent investment amounts are available under certain circumstances. See "How to Buy Shares."

REDEMPTION OF SHARES

   Class A and M Shares of a Fund may be redeemed at any time at the net asset value per share next computed after receipt of a redemption request by the Funds' transfer agent or an authorized agent. Class B and C shareholders redeeming shares within certain time periods of the date of purchase will normally be assessed a contingent deferred sales charge. See "How to Redeem Shares."

RISK FACTORS

   There can be no assurances that any Fund will achieve its investment objectives. As a result of each Fund's substantial investment in the stock market, the net asset values of Fund shares will fluctuate in response to changes in market and economic conditions, as well as the financial condition and prospects of issuers in which each Fund invests.

   The Theme Fund utilizes an approach to equity investing which attempts to identify and exploit investment opportunities ahead of other investors. Investments based upon this type of strategic theme identification may not positively correlate with movements in the stock market as a whole. Pursuing investments in similar or related industries may also increase overall risk.

   Small capitalization companies typically are subject to a greater degree of change in earnings and business prospects than are larger, more established companies. In addition, securities of small capitalization companies are traded in lower volume than those issued by larger companies and are more volatile than those of larger companies. Accordingly, the Small Cap Fund may be subject to greater investment risk than that assumed by mutual funds investing in a broader range of equities. See "Investment Objectives and Policies."



                                  FUND EXPENSES


   The following table illustrates all fees and expenses a shareholder will incur. The expenses and fees set forth in the table are based on the fiscal year ended April 30, 1998.

                                               EQUITY OPPORTUNITIES FUND                       SMALL CAP FUND
                                            --------------------------------------------------------------------------------

                                            CLASS A            CLASS B                   CLASS A            CLASS B
                                            SHARES             SHARES                    SHARES             SHARES

SHAREHOLDER TRANSACTION EXPENSES
  Maximum Sales Load Imposed on Purchases
    (as a percentage of offering price)      4.75%              None                      4.75%              None
  Maximum Sales Load Imposed on
    Reinvested Dividends                     None               None                      None               None
  Deferred Sales Load (as a percentage of    None       5% during the first year,         None       5% during the first year,
    original purchase price or redemption               decreasing 1% annually                       decreasing 1% annually
    proceeds, as applicable)                            to 2% during the fourth and                  to 2% during the fourth and
                                                        fifth years; decreasing to 0%                fifth years; decreasing to 0%
                                                        after the fifth year                         after the fifth year
  Redemption Fee                             None               None                      None               None
  Exchange Fee                               None               None                      None               None

ANNUAL FUND OPERATING EXPENSES
  (as a percentage of average net assets)
  Management Fees
    Advisory Fees                            0.70%              0.70%                     0.75%              0.75%
  12b-1 Fees (after waiver) (a)              0.25%              1.00%                     0.25%              1.00%

  Other Expenses                             0.23%              0.23%                     0.31%              0.31%
                                             ----               ----                      ----               ----
  TOTAL FUND OPERATING EXPENSES (b)          1.18%              1.93%                     1.31%              2.06%
                                             ====               ====                      ====               ====


---------------

   (a) "12b-1 Fees" represent an asset based sales charge that, for a long-term shareholder, may be higher than the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc. ("NASD"). The Distributor has voluntarily agreed to limit the Class A 12b-1 Fees to 0.25% for the 1999 fiscal year. Class A 12b-1 Fees would have been 0.30% absent the Distributor's waiver. 12b-1 Fees as stated include a Service Fee. See "Distribution Plans."
   (b) For the fiscal year 1998, Total Fund Operating Expenses for Class A Shares would have been 1.23% for the Equity Opportunities Fund and 1.36% for the Small Cap Fund, respectively, without the 12b-1 Fee waiver.


                                                                             THEME FUND
                                            ------------------------------------------------------------------------------

                                            CLASS A              CLASS B                        CLASS C          CLASS M
                                            SHARES               SHARES                        SHARES (b)       SHARES (b)
SHAREHOLDER TRANSACTION EXPENSES
  Maximum Sales Load Imposed on Purchases

    (as a percentage of offering price)       4.75%               None                            None            3.50%
  Maximum Sales Load Imposed on Reinvested
    Dividends                                 None                None                            None             None
  Deferred Sales Load (as a percentage of     None      5% during the first year,         1% during the first      None
    original purchase price or redemption               decreasing 1% annually to                 year
     proceeds, as applicable)                           2% during the fourth and
                                                        fifth years; decreasing
                                                        to 0% after the fifth year
  Redemption Fee                              None                None                            None             None
  Exchange Fee                                None                None                            None             None

ANNUAL FUND OPERATING EXPENSES
  (as a percentage of average net assets)
  Management Fees
    Advisory Fees                             0.75%               0.75%                           0.75%            0.75%
  12b-1 Fees (after waiver) (a)               0.25%               1.00%                           1.00%            0.50%

  Other Expenses                              0.33%               0.33%                           0.33%            0.33%
                                              ----                ----                            ----             ----
  TOTAL FUND OPERATING EXPENSES               1.33%(c)            2.08%                           2.08%            1.58%
                                              ====                ====                            ====             ====


---------------

   (a) "12b-1 Fees" represent an asset based sales charge that, for a long-term shareholder, may be higher than the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc. ("NASD"). The Distributor has voluntarily agreed to limit the Class A 12b-1 Fees to 0.25% for the 1999 fiscal year. Class A 12b-1 Fees would have been .30% absent the Distributor's waiver. 12b-1 Fees as stated include a Service Fee. See "Distribution Plans."


   (b) Prior to November 3, 1997, Class C and M Shares were not offered.


   (c) For the fiscal year 1998, Total Fund Operating Expenses for Class A Shares would have been 1.38% without the 12b-1 Fee waiver.



EXAMPLE*
--------


An investor would pay the following expenses on a hypothetical $1,000                     CUMULATIVE EXPENSES
  investment assuming (1) a 5% annual return and (2) redemption at                        PAID FOR THE PERIOD
  the end of each time period.                                                  1 YEAR    3 YEARS     5 YEARS    10 YEARS
                                                                                ------    -------     -------    --------
-------------------------------------------------------------------------------------------------------------------------
  Equity Opportunities Fund (Class A Shares)                                     $59        $83        $109        $184
-------------------------------------------------------------------------------------------------------------------------
  Equity Opportunities Fund (Class B Shares)                                     $60        $81        $104        $206
-------------------------------------------------------------------------------------------------------------------------
  Small Cap Fund (Class A Shares)                                                $60        $87        $116        $198
-------------------------------------------------------------------------------------------------------------------------
  Small Cap Fund (Class B Shares)                                                $61        $85        $111        $220
-------------------------------------------------------------------------------------------------------------------------
  Theme Fund (Class A Shares)                                                    $60        $88        $117        $200
-------------------------------------------------------------------------------------------------------------------------
  Theme Fund (Class B Shares)                                                    $61        $85        $112        $222
-------------------------------------------------------------------------------------------------------------------------
  Theme Fund (Class C Shares)                                                    $31        $65        $112        $241
-------------------------------------------------------------------------------------------------------------------------
  Theme Fund (Class M Shares)                                                    $51        $83        $118        $216


An investor would pay the following expenses on the same $1,000 investment assuming no redemption at the end of each period:

-------------------------------------------------------------------------------------------------------------------------
  Equity Opportunities Fund (Class A Shares)                                     $59        $83        $109        $184
-------------------------------------------------------------------------------------------------------------------------
  Equity Opportunities Fund (Class B Shares)                                     $20        $61        $104        $206
-------------------------------------------------------------------------------------------------------------------------
  Small Cap Fund (Class A Shares)                                                $60        $87        $116        $198
-------------------------------------------------------------------------------------------------------------------------
  Small Cap Fund (Class B Shares)                                                $21        $65        $111        $220
-------------------------------------------------------------------------------------------------------------------------
  Theme Fund (Class A Shares)                                                    $60        $88        $117        $200
-------------------------------------------------------------------------------------------------------------------------
  Theme Fund (Class B Shares)                                                    $21        $65        $112        $222
-------------------------------------------------------------------------------------------------------------------------
  Theme Fund (Class C Shares)                                                    $21        $65        $112        $241
-------------------------------------------------------------------------------------------------------------------------
  Theme Fund (Class M Shares)                                                    $51        $83        $118        $216


   *The purpose of the table above is to help the investor understand the various costs and expenses that the investor will bear directly or indirectly. The Example should not be considered a representation of past or future expenses. Actual expenses may be greater or less than those shown. Class B Share figures assume conversion to Class A Shares after eight years. See "Management of the Fund," "Distribution Plans" and "How to Buy Shares."

                              FINANCIAL HIGHLIGHTS


   The following table sets forth certain financial information for each Fund by Class of shares for the Trust. The financial information has been audited by PricewaterhouseCoopers LLP, independent accountants. Their opinion and the Trust's financial statements and notes thereto are incorporated by reference in the Statement of Additional Information. The Statement of Additional Information and the Trust's most recent Annual Report (containing the Report of Independent Accountants and additional information relating to Trust performance) are available at no charge upon request by calling (800) 243-4361.


                       (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)
------------------------------------------------------------------------------------------------------------------------
                                                              PHOENIX EQUITY OPPORTUNITIES FUND
                                                                            CLASS A
                                      ----------------------------------------------------------------------------------
                                                                      YEAR ENDED APRIL 30,
                                      ----------------------------------------------------------------------------------

                                       1998       1997       1996       1995       1994      1993       1992       1991
                                      ------     ------     ------     ------     ------    ------     ------     ------
Net asset value, beginning of period   $6.89      $8.81      $7.40      $7.31      $9.64     $8.59      $8.36      $7.61
Income from investment operations
  Net investment income (loss)......   (0.04)(4)  (0.03)(4)  (0.04)(4)   0.04       0.05      0.06       0.11       0.17
  Net realized and unrealized gain
  (loss)............................    2.82      (0.90)      2.34       0.58       0.57      1.34       0.71       0.74
                                       -----      -----      -----      -----      -----     -----      -----      -----
    Total from investment operations    2.78      (0.93)      2.30       0.62       0.62      1.40       0.82       0.91
                                       -----      -----      -----      -----      -----     -----      -----      -----
Less distributions
  Dividends from net investment
  income............................      --         --         --      (0.05)     (0.05)    (0.06)     (0.12)     (0.16)
  Distributions from net realized
  gains.............................   (1.63)     (0.94)     (0.89)     (0.48)     (2.90)    (0.29)     (0.47)        --
  In excess of accumulated net
  realized gains....................      --      (0.05)        --         --         --        --         --         --
                                       -----      -----      -----      -----      -----     -----      -----      -----
    Total distributions.............   (1.63)     (0.99)     (0.89)     (0.53)     (2.95)    (0.35)     (0.59)     (0.16)
                                       -----      -----      -----      -----      -----     -----      -----      -----
Change in net asset value...........    1.15      (1.92)      1.41       0.09      (2.33)     1.05       0.23       0.75
                                       -----      -----      -----      -----      -----     -----      -----      -----
Net asset value, end of period......   $8.04      $6.89      $8.81      $7.40      $7.31     $9.64      $8.59      $8.36
                                       =====      =====      =====      =====      =====     =====      =====      =====
Total return(1).....................   44.66%    (12.19)%    32.86%      9.16%      4.99%    16.50%     10.30%     12.16%
Ratios/supplemental data:
Net assets, end of period
(thousands).........................$194,296   $163,396   $213,600   $179,666   $186,037  $215,570   $204,792   $213,147
Ratio to average net assets of:
  Expenses..........................    1.18%      1.23%      1.25%      1.32%      1.26%     1.35%      1.36%      1.41%
  Net investment income (loss)......   (0.55)%    (0.39)%    (0.53)%     0.60%      0.57%     0.67%      1.29%      2.19%
Portfolio turnover..................     371%       412%       302%       358%       167%       31%        73%        95%
Average commission rate paid(5)..... $0.0632    $0.0543    $0.0600        N/A        N/A       N/A        N/A        N/A


                                               CLASS A                                      CLASS B
                                        ---------------------          ---------------------------------------------------
                                                                                                                FROM
                                                                                                              INCEPTION
                                        YEAR ENDED APRIL 30,                 YEAR ENDED APRIL 30,             7/19/94 TO

                                         1990         1989             1998          1997          1996         4/30/95
                                        -------      -------          -------       -------       -------     ----------
Net asset value, beginning of period     $8.31        $7.52            $6.77         $8.73         $7.39        $7.28
Income from investment operations
  Net investment income (loss)......      0.25         0.29            (0.10)(4)     (0.09)(4)     (0.10)(4)     0.00
  Net realized and unrealized gain
  (loss)............................      0.38         1.17             2.76         (0.88)         2.33         0.59
                                         -----        -----            -----         -----         -----        -----
    Total from investment operations      0.63         1.46             2.66         (0.97)         2.23         0.59
                                         -----        -----            -----         -----         -----        -----
Less distributions
  Dividends from net investment
  income............................     (0.27)       (0.30)              --            --            --           --
  Distributions from net realized
  gains.............................     (1.06)       (0.37)           (1.63)        (0.94)        (0.89)       (0.48)
  In excess of accumulated net
  realized gains....................        --           --               --         (0.05)           --           --
                                         -----        -----            -----         -----         -----        -----
    Total distributions.............     (1.33)       (0.67)           (1.63)        (0.99)        (0.89)       (0.48)
                                         -----        -----            -----         -----         -----        -----
Change in net asset value...........     (0.70)        0.79             1.03         (1.96)         1.34         0.11
                                         -----        -----            -----         -----         -----        -----
Net asset value, end of period......     $7.61        $8.31            $7.80         $6.77         $8.73        $7.39
                                         =====        =====            =====         =====         =====        =====
Total return(1).....................      7.08%       20.52%           43.58%       (12.79)%       31.92%        8.69%(3)
Ratios/supplemental data:
Net assets, end of period
(thousands).........................  $210,667     $230,066           $2,051        $1,666        $1,348         $525
Ratio to average net assets of:
  Expenses..........................      1.09%        0.89%            1.93%         1.98%         2.06%        2.15%(2)
  Net investment income (loss)......      2.88%        3.75%           (1.30)        (1.15)%       (1.18)%      (0.06)%(2)
Portfolio turnover..................        49%          59%             371%          412%          302%         358%
Average commission rate paid(5).....       N/A          N/A          $0.0632       $0.0543       $0.0600          N/A


---------------
(1) Maximum sales charge is not reflected in total return calculation.

(2) Annualized.
(3) Not annualized.
(4) Computed using average shares outstanding.

(5) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for securities trades on which commissions are charged. This rate generally does not reflect mark-ups, mark-downs, or spreads on shares traded on a principal basis.

                                                                            PHOENIX SMALL CAP FUND
                                                               CLASS A                                     CLASS B
                                              ----------------------------------------   -----------------------------------------
                                                                       FROM INCEPTION                               FROM INCEPTION
                                              YEAR ENDED APRIL 30,      10/16/95 TO       YEAR ENDED APRIL 30,       10/16/95 TO
                                               1998         1997          4/30/96          1998         1997           4/30/96
                                              ------       ------      --------------     ------       ------       --------------
Net asset value, beginning of period.......   $14.13       $16.74       $10.00            $13.98       $16.68        $10.00
Income from investment operations
  Net investment income (loss).............    (0.08)(5)    (0.05)(5)    (0.04)(1)(5)      (0.21)(5)    (0.17)(5)     (0.09)(1)(5)
   Net realized and unrealized gain (loss)      6.80        (2.53)        6.79              6.70        (2.50)         6.77
                                              ------       ------       ------            ------       ------        ------
    Total from investment operations.......     6.72        (2.58)        6.75              6.49        (2.67)         6.68
                                              ------       ------       ------            ------       ------        ------
Less distributions
  Dividends from net investment income.....       --           --           --                --           --            --
  Dividends from net realized gains........    (3.48)       (0.02)          --             (3.48)       (0.02)           --
  In excess of net investment income.......       --           --        (0.01)               --           --            --
  In excess of accumulated net realized
  gains....................................       --        (0.01)          --                --        (0.01)           --
                                              ------       ------       ------            ------       ------        ------
    Total distributions....................    (3.48)       (0.03)       (0.01)            (3.48)       (0.03)           --
                                              ------       ------       ------            ------       ------        ------
Change in net asset value..................     3.24        (2.61)        6.74              3.01        (2.70)         6.68
                                              ------       ------       ------            ------       ------        ------
Net asset value, end of period.............   $17.37       $14.13       $16.74            $16.99       $13.98        $16.68
                                              ======       ======       ======            ======       ======        ======
Total return(2)............................    52.33%      (15.43)%      67.48%(4)         51.16%      (16.03)%       66.80%(4)
Ratios/supplemental data:
Net assets, end of period (thousands)...... $203,560     $155,089      $98,372          $147,785      $97,647       $45,168
Ratio to average net assets of:
  Expenses.................................     1.31%        1.37%        1.50%(3)          2.06%        2.12%         2.26%(3)
  Net investment income (loss).............    (0.48)%      (0.28)%      (0.53)%(3)        (1.22)%      (1.03)%       (1.44)%(3)
Portfolio turnover.........................      498%         325%         103%(4)           498%         325%          103%(4)
Average commission rate paid(6)............  $0.0533      $0.0540      $0.0657           $0.0533      $0.0540       $0.0657


---------------
(1) Includes reimbursement of operating expenses by investment adviser of $0.02 and $0.02, respectively.
(2) Maximum sales charge is not reflected in total return calculation.
(3) Annualized.
(4) Not annualized.
(5) Computed using average shares outstanding.
(6) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for securities trades on which commissions are charged. This rate generally does not reflect mark-ups, mark-downs, or spreads on shares traded on a principal basis.


                                                                       PHOENIX STRATEGIC THEME FUND
                                                               CLASS A                                     CLASS B
                                             -----------------------------------------   -----------------------------------------

                                                                       FROM INCEPTION                               FROM INCEPTION
                                              YEAR ENDED APRIL 30,      10/16/95 TO       YEAR ENDED APRIL 30,       10/16/95 TO
                                               1998         1997          4/30/96          1998         1997           4/30/96
                                              ------       ------      --------------     ------       ------       --------------
Net asset value, beginning of period.......   $12.03       $12.37       $10.00           $11.91       $12.33         $10.00
Income from investment operations(7)
  Net investment income (loss).............    (0.04)(5)     0.06(5)     (0.00)(1)(5)     (0.14)(5)    (0.03)(5)      (0.06)(1)(5)
  Net realized and unrealized gain (loss)..     4.03        (0.38)        2.39             3.98        (0.38)          2.40
                                              ------       ------       ------           ------       ------         ------
    Total from investment operations.......     3.99        (0.32)        2.39             3.84(5)     (0.41)          2.34
                                              ------       ------       ------           ------       ------         ------
Less distributions
  Dividends from net investment income.....       --        (0.01)          --               --           --             --
  Dividend from net realized gains.........    (2.29)          --           --            (2.29)          --             --
  In excess of net investment income.......    (0.03)          --           --               --           --             --
  In excess of accumulated net realized
  gains....................................       --        (0.01)          --               --        (0.01)            --
  Tax return of capital....................       --           --        (0.02)              --           --          (0.01)
                                              ------       ------       ------           ------       ------         ------
    Total distributions....................    (2.32)       (0.02)       (0.02)           (2.29)       (0.01)         (0.01)
                                              ------       ------       ------           ------       ------         ------
Change in net asset value..................     1.67        (0.34)        2.37             1.55        (0.42)          2.33
                                              ------       ------       ------           ------       ------         ------
Net asset value, end of period.............   $13.70       $12.03       $12.37           $13.46       $11.91         $12.33
                                              ======       ======       ======           ======       ======         ======
Total return(2)............................    36.22%       (2.57)%      23.89%(4)        35.18%       (3.31)%        23.41%(4)
Ratios/supplemental data:
Net assets, end of period (thousands)......  $89,884      $77,827      $33,393          $66,107      $49,843        $11,920
Ratio to average net assets of:
  Expenses.................................     1.33%        1.40%        1.40%(3)         2.08%        2.15%          2.16%(3)
  Net investment income (loss).............    (0.26)%       0.49%       (0.09)%(3)       (1.02)%      (0.23)%        (1.06)%(3)
Portfolio turnover.........................      618%         532%         175%(4)          618%         532%           175%(4)
Average commission rate paid(6)............  $0.0568      $0.0590      $0.0663          $0.0568      $0.0590        $0.0663


---------------
(1) Includes reimbursement of operating expenses by investment adviser of $0.04 and $0.04, respectively.
(2) Maximum sales charge is not reflected in total return calculation.
(3) Annualized.
(4) Not annualized.
(5) Computed using average shares outstanding.

(6) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for securities trades on which commissions are charged. This rate generally does not reflect mark-ups, mark-downs, or spreads on shares traded on a principal basis.
(7) Distributions are made in accordance with the prospectus; however, class level per share income from investment operations may vary from anticipated results depending on the timing of share purchases and redemptions.

                                                                               PHOENIX STRATEGIC THEME FUND
                                                                       CLASS C                              CLASS M
                                                                  ------------------                   ------------------
                                                                    FROM INCEPTION                       FROM INCEPTION
                                                                      11/3/97 TO                           11/3/97 TO
                                                                       4/30/98                              4/30/98
                                                                  ------------------                   ------------------

Net asset value, beginning of period...............                    $14.93                               $14.93
Income from investment operations(7)
  Net investment income (loss).....................                     (0.05)(5)                            (0.02)(5)
  Net realized and unrealized gain (loss)..........                      0.88                                 0.88
                                                                       ------                               ------
    Total from investment operations...............                      0.83                                 0.86
                                                                       ------                               ------
Less distributions
  Dividends from net investment income.............                        --                                   --
  Dividend from net realized gains.................                     (2.29)                               (2.29)
  In excess of accumulated net realized gains......                        --                                   --
                                                                       ------                               ------
    Total distributions............................                     (2.29)                               (2.29)
                                                                       ------                               ------
Change in net asset value..........................                     (1.46)                               (1.43)
                                                                       ------                               ------
Net asset value, end of period.....................                    $13.47                               $13.50
                                                                       ======                               ======
Total return(2)....................................                      7.92%(4)                             8.14%(4)
Ratios/supplemental data:
Net assets, end of period (thousands)..............                      $267                                 $220
Ratio to average net assets of:
  Expenses.........................................                      2.08%(3)                             1.58%(3)
  Net investment income (loss).....................                     (0.87)%(3)                           (0.40)%(3)
Portfolio turnover.................................                       618%(4)                              618%(4)
Average commission rate paid(6)....................                   $0.0568                              $0.0568

---------------
(1) Includes reimbursement of operating expenses by investment adviser of $0.04 and $0.04, respectively.
(2) Maximum sales charge is not reflected in total return calculation.
(3) Annualized.
(4) Not annualized.
(5) Computed using average shares outstanding.
(6) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for securities trades on which commissions are charged. This rate generally does not reflect mark-ups, mark-downs, or spreads on shares traded on a principal basis.
(7) Distributions are made in accordance with the prospectus; however, class level per share income from investment operations may vary from anticipated results depending on the timing of share purchases and redemptions.

                             PERFORMANCE INFORMATION

   The Funds may, from time to time, include yield and total return in advertisements, sales literature or reports to shareholders or prospective investors. Both yield and total return figures are computed separately for each Class of Shares of a Fund in accordance with formulas specified by the Securities and Exchange Commission and are based on historical earnings and are not intended to indicate future performance.

   The yield of a Fund will be computed by dividing the Fund's net investment income over a 30-day period by an average value of invested assets (using the average number of shares entitled to receive dividends and the maximum offering price per share at the end of the period), all in accordance with applicable regulatory requirements. Such amount will be compounded for six months and then annualized for a twelve-month period to derive the Fund's yield.

   Standardized quotations of average annual total return for each Class of Shares of a Fund will be expressed in terms of the average annual compound rate of return of a hypothetical investment in such Class of Shares of a Fund over a period of 1, 5 and 10 years (or up to the life of the Fund). Standardized total return quotations reflect the deduction of a proportional share of each Class's expenses (on an annual basis), deduction of the maximum initial sales load in the case of Class A and M Shares and the maximum contingent deferred sales charge applicable to a complete redemption of the investment in the case of Class B and C Shares, and assume that all dividends and distributions on each Class of Shares are reinvested when paid. The Funds may also quote supplementally a rate of total return over different periods of time by means of aggregate, average, and year-by-year or other types of total return figures. In addition, the Funds may, from time to time, publish materials citing historical volatility for shares of any Fund. Performance data quoted for Class B, C and M Shares covering periods prior to the inception of such Classes of Shares will reflect historical performance of Class A Shares of a Fund as adjusted for the higher operating expenses applicable to such Class of Shares.

   The Funds may, from time to time, include in advertisements containing total return the ranking of those performance figures relative to such figures for groups of mutual funds having similar investment objectives as categorized by ranking services such as Lipper Analytical Services, Inc., CDA Investment Technologies, Inc., Weisenberger Financial Services, Inc. and Morningstar, Inc. Additionally, the Funds may compare a Fund's performance results to other investment or savings vehicles (such as certificates of deposit) and may refer to results published in various publications such as Changing Times, Forbes, Fortune, Money, Barrons, Business Week and Investor's Business Daily, Stanger's Mutual Fund Monitor, The Stanger Register, Stanger's Investment Adviser, The Wall Street Journal, The New York Times, Consumer Reports, Registered Representative, Financial Planning, Financial Services Weekly, Financial World, U.S. News and World Report, Standard & Poor's The Outlook, and Personal Investor. The Funds, may from time to time, illustrate the benefits of tax deferral by comparing taxable investments to investments made through tax-deferred retirement plans. The total return may also be used to compare the performance of a Fund against certain widely acknowledged outside standards or indices for stock and bond market performance, such as the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500"), Standard & Poor's 400 MidCap Index (the "S&P 400"), Dow Jones Industrial Average, Russell 2000 Index, Russell 2000 Growth Index, Europe Australia Far East Index (EAFE), Consumer Price Index, Lehman Brothers Corporate Index and Lehman Brothers T-Bond Index. The S&P 500 is a commonly quoted measure of stock market performance and represents common stocks of companies of varying sizes segmented across 90 different industries which are listed on the New York Stock Exchange, the American Stock Exchange and traded over the NASDAQ National Market System.

   Advertisements, sale literature and other communications may contain information about any Fund or the Adviser's or Subadviser's current investment strategies and management style. Current strategies and style may change to allow any Fund to respond quickly to changing market and economic conditions. From time to time, the Funds may include specific portfolio holdings or industries in such communications. To illustrate components of overall performance, the Funds may separate cumulative and average annual returns into income and capital gains components; or cite separately as a return figure the equity or bond portion of a portfolio; or compare a Fund's equity or bond return figure to well-known indices of market performance, including, but not limited to: the S&P 500, Dow Jones Industrial Average, CS First Boston High Yield Index and Salomon Brothers Corporate and Government Bond Indices.

   Performance information for a Fund reflects only the performance of a hypothetical investment in Class A, Class B, Class C or Class M Shares of that Fund during the particular time period in which the calculations are based. Performance information should be considered in light of the Fund's investment objectives and policies, characteristics and quality of its portfolio, and the market conditions during the given time period, and should not be considered as a representation of what may be achieved in the future. For a description of the methods used to determine total return for each Fund, see the Statement of Additional Information.

   The Trust's Annual Report, available upon request and without charge, contains a discussion of the performance of each Fund and a comparison of that performance to a securities market index.

                              INVESTMENT OBJECTIVES
                                  AND POLICIES


   Each Fund has a different investment objective and is designed to meet different investment needs. The differences in objectives and policies among the three Funds can be expected to affect the investment return of each Fund and the degree of market and financial risk to which each Fund is subject. The investment objective of each Fund is deemed to be a fundamental policy which may not be changed without the approval of a vote of a majority of the outstanding shares of that Fund. Except as noted below, a Fund's investment policies are not deemed to be fundamental and, therefore, may be changed without shareholder approval. Since certain risks are inherent in the ownership of any security, there can be no assurance that a Fund will achieve its investment objective.

                            EQUITY OPPORTUNITIES FUND
   The investment objective of the Equity Opportunities Fund is long-term growth of capital from investment in a diversified group of stocks or securities convertible into stocks. Any income derived from investments will be incidental. The Fund's investment objective is a fundamental policy which may not be changed without the approval of the holders of a majority of the outstanding shares of the Fund.

   At least 65% of the Fund's total assets are, under normal circumstances, invested in stocks. The Fund may invest in stocks of all types and, subject to investment restrictions, is not restricted as to any particular industry in its investments. It is generally not the policy of the Fund to purchase securities for trading purposes, although there may be a limited number of short-term transactions. The Fund will not invest in cash or cash equivalents in an amount equal to or exceeding 10% of total net assets, unless the Adviser deems it necessary to exceed this limit for temporary defensive purposes in response to adverse economic or market conditions. During adverse economic or market conditions, any part of the Fund's assets may be held in cash or money market instruments including U.S. Government obligations maturing within one year from the date of purchase when the Adviser deems a temporary defensive position to be prudent. However, when the Fund's assets are in cash or cash equivalents, it is not investing in securities selected to meet the Fund's investment objective.


RISK CONSIDERATIONS

   Investments in common stocks for capital appreciation are subject to the risks of changing economic and market conditions which may affect the profitability and financial conditions of the companies in whose securities the Fund is invested and the Adviser's ability to anticipate those changes.

   Since investments normally will consist primarily of securities considered to have appreciation potential, the assets of the Fund may be considered to be subject to greater risks than would be involved if the Fund invested in securities which do not have such potential.

   Additional discussion regarding risks involved in investing in the Fund are described in the "Investment Techniques and Related Risks" section below.

                                 SMALL CAP FUND
   The investment objective of the Small Cap Fund is long-term growth of capital from investment in a diversified group of stocks or securities convertible into stocks. Any income derived from investments will be incidental. Under normal circumstances, at least 65% of the Fund's total assets will be invested in stocks of companies with a total market capitalization of $1.5 billion or less at the time of acquisition. Up to 25% of the Fund's total assets may be invested in small capitalization foreign issuers.

   Companies are selected on the basis of the Adviser's assessment of their long-term potential to grow rapidly through a variety of factors including the expansion of existing product lines, introduction of new products, geographic expansion, market share gains, improved operating efficiency, unexploited themes, or acquisitions. The Adviser seeks those small and emerging companies which can show significant and sustained increases in earnings over an extended period of time. Based on the Adviser's strict sell discipline, however, stocks of companies which fail to meet the Adviser's expectations will be sold. A strong financial structure and strong fundamental prospects will be sought, but given the limited operating history of smaller companies, in certain situations some of the above factors will not be available or remain to be proven. Full development of these companies frequently takes time and, for this reason, the Fund should be considered as a long-term investment and not as a vehicle for seeking short-term profits.

   The Fund may invest in stocks of all types and, subject to investment restrictions limiting concentration, is not restricted as to industry in its investments. During adverse economic or market conditions, any part of the Fund's assets may be held in cash or money market instruments including U.S. Government obligations maturing within one year from the date of purchase when the Adviser deems a temporary defensive position to be prudent. However, when the Fund's assets are held in cash or cash equivalents, it is not investing in securities intended to meet the Fund's investment objective.


RISK CONSIDERATIONS
   Smaller capitalization companies are often companies with limited operating history as a public company or companies within industries which have recently emerged due to cultural, economic, regulatory or technological developments. Given the limited operating history and rapidly changing fundamental prospects, investment returns from smaller capitalization companies are highly volatile. Smaller companies may at times find their ability to raise capital impaired by their size or lack of operating history.

Product lines are often less diversified and subject to competitive threats. Smaller capitalization stocks are subject to varying patterns of trading volume creating points in time when the securities are illiquid.

   Other factors influencing the performance and volatility of small capitalization stocks include industry developments within major markets, major economic trends and developments and general market movements in both the equity and fixed income markets.

   Investment in equity securities of foreign small capitalization companies may involve special risks, particularly from political and economic developments abroad and differences between foreign and U.S. regulatory systems. Foreign small capitalization companies may be less liquid and their prices more volatile than comparable domestic securities issuers.


   Additional discussion regarding risks involved in investing in the Fund are described in the "Investment Techniques and Related Risks" section below.

                                   THEME FUND
   The Theme Fund seeks as its investment objective long term appreciation of capital through investing in securities of companies that the Adviser believes are particularly well positioned to benefit from cultural, demographic, regulatory, social or technological changes worldwide. Examples of thematic investing would include having invested in oil and gas exploration companies during the energy shortage years of the late 1970s, having invested in companies which benefited from lower inflation trends during the early 1980s, or having invested in companies acquiring cellular franchises in the late 1980s, and technology companies during the 1990s.

   The Adviser will not concentrate its investments in specific industries in amounts greater than 25% of the assets of the Fund in any particular "industry(ies)" or group(s) of "industries" without shareholder approval. In determining when and whether to invest in particular industries, the Adviser will establish strategic (major changes affecting markets for prolonged periods) and tactical (focused, short-term) investment themes. Investment themes shall generally reflect trends which appear likely to drive stocks with similar technologies and products or which embody broad social, economic, political and technological considerations; offer substantial appreciation potential; present a visionary idea or creative solution; and exhibit some independence from economic cycles. The Adviser may change investment themes once it has determined that an investment theme has become saturated or fully exploited. The Adviser may pursue one or more investment themes at any time.


   The Adviser will seek to identify companies which, in addition to being considered well positioned to benefit from investment themes identified, are also believed to possess attributes such as, but not limited to, good financial resources, satisfactory return on capital, enhanced industry position and superior management skills.


   The Theme Fund may also invest in preferred stocks, investment grade bonds (Moody's Investors Service, Inc. rating Baa or higher or Standard & Poor's Ratings Group rating BBB or higher), convertible preferred stocks and convertible debentures if in the judgment of the Adviser the investment would further its investment objective. The Fund may also engage in certain options transactions and enter into financial futures contracts and related options for hedging purposes. The Fund may also invest up to 35% of its assets in the securities of foreign issuers. See "Investment Techniques and Related Risks." Each security held will be monitored to determine whether it is contributing to the basic objective of long-term appreciation of capital.

   For temporary defensive purposes (as when market conditions for growth stocks are adverse), investments may be made in fixed income securities with or without warrants or conversion features. In addition, for such temporary defensive purposes, the Fund may pursue a policy of retaining cash or investing part or all of its assets in cash equivalents. When the Fund's assets are held in cash or cash equivalents, it is not investing in securities intended to meet the Fund's investment objective.


RISK CONSIDERATIONS

   To the extent that the Fund invests in a single investment theme, it may be more susceptible to adverse economic, political or regulatory developments than would be the case if it invested in a broader spectrum of themes. In addition, the Fund's investments in common stocks of companies with limited operating history may result in higher volatility in returns. Further, the successful effectuation of the thematic investment strategy used by the Adviser is dependent upon the Adviser's ability to anticipate emerging market trends, exploit such investment opportunities and to thereafter divest of such securities upon saturation. No assurances can be given that the investment strategies utilized will positively correlate with any or all such marketplace trends or that other, possibly more profitable investment trends will not be missed.

   Additional discussion regarding risks involved in investing in the Fund are described in the "Investment Techniques and Related Risks" section below.



                              INVESTMENT TECHNIQUES
                                AND RELATED RISKS

INVESTING IN CONVERTIBLE SECURITIES

   Each Fund may invest in convertible securities. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest generally paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Convertible securities have several unique investment characteristics such as (1) higher yields than common stocks, but lower yields than comparable nonconvertible securities, (2) a lesser degree of fluctuation in value than the underlying stock since they have fixed income characteristics, and (3) the potential for capital appreciation if the market price of the underlying common stock increases. Up to 5% of each of these Funds' assets may be invested in convertible securities that are rated below investment grade (commonly referred to as "junk" securities). Such securities present greater credit and market risks than investment grade securities. A convertible security might be subject to redemption at the option of the issuer at a price established in the convertible security's governing instrument. If a convertible security held by a Fund is called for redemption, the Fund may be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party.


WRITING COVERED OPTIONS

   Each Fund may, from time to time, write covered call option contracts as a means of increasing the yield on the Fund's portfolio and also as a means of providing limited protection against decreases in the market value of the Fund's portfolio. Options are technically forms of "derivatives" in that their value is dependent upon fluctuations in the value of other securities. Such contracts will be written on securities in which the Fund has authority to invest and on securities indices listed on an organized national securities exchange. The aggregate value of the securities underlying such call options will be limited to not more than 25% of the net assets of the Fund.

   A call option on a security gives the purchaser of the option the right to buy the underlying security from the writer at the exercise price at any time prior to the expiration of the contract, regardless of the market price of the security during the option period. A call option is "covered" if, throughout the life of the option, (1) the Fund owns the optioned securities, (2) the Fund maintains in a pledged account with its Custodian, any assets including equity securities and non-investment grade debt, so long as the assets are liquid, unencumbered and marked to market daily ("liquid assets") with a value sufficient to meet its obligations under the call, or (3) if the Fund owns an offsetting call option. The premium paid to the writer is the consideration for undertaking the obligations under the option contract. The writer forgoes the opportunity to profit from any increase in the market price of the underlying security above the exercise price except insofar as the premium represents such a profit. The Fund will write only call option contracts when it is believed that the total return to the Fund can be increased through such premiums consistent with the Fund's investment objective.

   The Funds may also write covered call options on securities indices. Through the writing of call index options the Funds can achieve many of the same objectives as through the use of call options on individual securities. Call options on securities indices are similar to call options on a security except that, rather than the right to take delivery of a security at a specified price, a call option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the securities index upon which the call option is based is greater than the exercise price of the option. The writing of such index call options would be subject to the present limitation of covered call option writing of not more than 25% of the net assets of a Fund. The writing of option contracts is a highly specialized activity which involves investment techniques and risks different from those ordinarily associated with investment companies, and the restrictions listed above would tend to reduce such risks.

   The Funds may purchase options to close out a position (i.e., enter into a "closing purchase transaction" (the purchase of a call option on the same security with the same exercise price and expiration date as the call option which it has previously written on any particular security)). When a security is sold from the Fund's portfolio, the Funds will effect a closing purchase transaction so as to close out any existing call option on that security, realizing a profit or loss depending on whether the amount paid to purchase a call option is less or more than the amount received from the sale thereof. In addition, the Funds may wish to purchase a call option to hedge its portfolio against an anticipated increase in the price of securities it intends to purchase or to purchase a put option to hedge its portfolio against an anticipated decline in securities prices. No more than 5% of the assets of the Funds may be invested in the purchase of put and call options, including index options.


PURCHASING CALL AND PUT OPTIONS, WARRANTS AND STOCK RIGHTS

   Each Fund may invest up to an aggregate of 5% of its total assets in exchange-traded or over-the-counter call and put options on securities and securities indices and foreign currencies. Purchases of such options may be made for the purpose of hedging against changes in the market value of the underlying securities or foreign currencies or if in the opinion of the Adviser, a hedging transaction is consistent with such Fund's investment objectives. These Funds may sell a call option or a put option which it has previously purchased prior to the purchase (in the case of a call) or the sale (in the case of a put) of the underlying security or foreign currency. Any such sale would result in a net gain or loss depending on whether the amount received on the sale is more or less than the premium and other transaction costs paid on the call or put which is sold. Purchasing a call or put option involves the risk that these Funds may lose the premium it paid plus transaction costs.

   Warrants and stock rights are almost identical to call options in their nature, use and effect except that they are issued by the issuer of the underlying security, rather than an option writer, and they generally have longer expiration dates than call options. A Fund using this investment technique may invest up to 5% of its net assets in warrants and stock rights, but no more than 2% of its net assets in warrants and stock rights not listed on the New York Stock Exchange or the American Stock Exchange.

   OVER-THE-COUNTER ("OTC") OPTIONS. OTC options differ from exchange-traded options in several respects. They are transacted directly with dealers and not with a clearing corporation, and there is a risk of nonperformance by the dealer. However, the premium is paid in advance by the dealer. OTC options are available for a greater variety of securities, and in a wider range of expiration dates and exercise prices, than exchange-traded options. Since there is no exchange, pricing is normally done by reference to information from a market maker, which information is carefully monitored or caused to be monitored by the Adviser and verified in appropriate cases.

   A writer or purchaser of a put or call option can terminate it voluntarily only by entering into a closing transaction. In the case of OTC options, there can be no assurance that a continuous liquid secondary market will exist for any particular option at any specific time. Consequently, these Funds may be able to realize the value of an OTC option it has purchased only by exercising its OTC option or entering into a closing sale transaction with the dealer that issued it. Similarly, when a Fund writes an OTC option, it generally can close out that option prior to its expiration only by entering into a closing purchase transaction with the dealer to which such Fund originally wrote the option. If a covered call option writer cannot effect a closing transaction, it cannot sell the underlying security or foreign currency until the option expires or the option is exercised. Therefore, the writer of a covered OTC call option may not be able to sell an underlying security even though it might otherwise be advantageous to do so. Likewise, the writer of a secured OTC put option may be unable to sell the securities pledged to secure the put for other investment purposes while it is obligated as a put writer. Similarly, a purchaser of an OTC put or call option might also find it difficult to terminate its position on a timely basis in the absence of a secondary market.


FINANCIAL FUTURES AND RELATED OPTIONS

   Each Fund may enter into financial futures contracts and related options as a hedge against anticipated changes in the market value of the Fund's portfolio securities or securities which it intends to purchase or in the exchange rate of foreign currencies. Hedging is the initiation of an offsetting position in the futures market which is intended to minimize the risk associated with a position's underlying securities in the cash market. Investment techniques related to financial futures and options are summarized below and are described more fully in the Statement of Additional Information.


   Financial futures contracts consist of interest rate futures contracts, foreign currency futures contracts and securities index futures contracts. An interest rate futures contract obligates the seller of the contract to deliver, and the purchaser to take delivery of, the interest rate securities called for in the contract at a specified future time and a specified price. A foreign currency futures contract obligates the seller of the contract to deliver, and the purchaser to take delivery of, the foreign currency called for in the contract at a specified future time and at a specified price. See "Foreign Currency Transactions." A securities index assigns relative values to the securities included in the index, and the index fluctuates with changes in the market values of the securities so included. A securities index futures contract is a bilateral agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the index value at the close of the last trading day of the contract and the price at which the futures contract is originally struck. An option on a financial futures contract gives the purchaser the right to assume a position in the contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option.


   A Fund may purchase and sell financial futures contracts which are traded on a recognized exchange or board of trade and may purchase exchange- or board-traded put and call options on financial futures contracts and may enter into financial futures contracts on foreign currencies.

   A Fund will engage in transactions in financial futures contracts and related options only for hedging purposes and not for speculation. In addition, a Fund will not purchase or sell any financial futures contract or related option if, immediately thereafter, the sum of the liquid assets committed with respect to such Fund's existing futures and related options positions and the premiums paid for related options would exceed 5% of the market value of such Fund's total assets. At the time of purchase of a futures contract or a call option on a futures contract liquid assets, equal to the market value of the futures contract minus such Fund's initial margin deposit with respect thereto, will be deposited in a pledged account with the Trust's custodian bank to fully collateralize the position and thereby ensure that it is not leveraged. The extent to which a Fund may enter into financial futures contracts and related options may also be limited by requirements of the Internal Revenue Code for qualification as a regulated investment company.


   Engaging in transactions in financial futures contracts involves certain risks, such as the possibility of an imperfect correlation between futures market prices and cash market prices and the possibility that the Adviser could be incorrect in its expectation as to the direction or extent of various interest rate movements or foreign currency exchange rates, in which case the return might have been greater had hedging not taken place. There is also the risk that a liquid secondary market may not exist, and the loss from investing in futures contracts is potentially unlimited because such Fund may be unable to close its position. The risk in purchasing an option on a financial futures contract is potentially unlimited. Also, there may be circumstances when the purchase of an option on a financial futures contract could result in a loss while the purchase or sale of the contract would not have resulted in a loss.


REPURCHASE AGREEMENTS

   Each Fund may invest in repurchase agreements, either for temporary defensive purposes necessitated by adverse market conditions or to generate income from its excess cash balances, provided that no more than 10% of the total assets may be invested in the aggregate in repurchase agreements having maturities of more than seven days. A repurchase agreement is an agreement under which a Fund acquires a money market instrument (generally a security issued by the U.S. Government or an agency thereof, a banker's acceptance or a certificate of deposit) from a commercial bank, a broker or a dealer, subject to resale to the seller at an agreed upon price and date (normally the next business day). The resale price reflects an agreed upon interest rate effective for the period the instrument is held by such Fund and is unrelated to the interest rate on the underlying instrument. A repurchase agreement acquired by such Fund will always be fully collateralized by the underlying instrument, which will be marked to market every business day. The underlying instrument will be held for such Fund's account by the Trust's custodian bank until repurchased.


   The use of repurchase agreements involves certain risks such as default by or the insolvency of the other party to the repurchase agreement. Repurchase agreements will be entered into only with commercial banks, brokers and dealers considered by the Adviser to be creditworthy.

LENDING PORTFOLIO SECURITIES

   In order to increase the return on its investment, each Fund may each lend its portfolio securities to broker-dealers and other financial institutions in amounts up to 33% of the market or other fair value of its net assets. Loans of portfolio securities will always be fully collateralized and will be made only to borrowers considered by the Adviser to be credit-worthy. Lending portfolio securities involves risk of delay in the recovery of the loaned securities and in some cases the loss of rights in the collateral should the borrower fail financially. See the Statement of Additional Information.


FOREIGN CURRENCY TRANSACTIONS

   The value of the assets of a Fund as measured in United States dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and may incur costs in connection with conversions between various currencies. A Fund may conduct foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through forward contracts to purchase or sell foreign currencies. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded directly between currency traders (usually large commercial banks) and their customers. At the time of the purchase of a forward foreign currency exchange contract, any asset, including equity securities and noninvestment grade debt so long as the asset is liquid, unencumbered and marked to market daily, equal to the market value of the contract, minus the Fund's initial margin deposit with respect thereto, will be deposited in a pledged account with the Trust's custodian bank to collateralize fully the position and thereby ensure that it is not leveraged.

   When a Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may want to establish the United States dollar cost or proceeds, as the case may be. By entering into a forward contract in United States dollars for the purchase or sale of the amount of foreign currency involved in the underlying security transaction, it is able to protect itself against a possible loss between trade and settlement dates resulting from an adverse change in the relationship between the United States dollar and such foreign currency. However, this tends to limit potential gains which might result from a positive change in such currency relationships. Utilizing this investment technique may also hedge the foreign currency exchange rate risk by engaging in currency financial futures and options transactions.

   When the Adviser believes that the currency of a particular foreign country may suffer a substantial decline against the United States dollar, it may enter into a forward contract to sell an amount of foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency. The forecasting of short-term currency market movement is extremely difficult and whether such a short-term hedging strategy will be successful is highly uncertain.

   It is impossible to forecast with precision the market value of portfolio securities at the expiration of a contract. Accordingly, it may be necessary to purchase additional currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Fund is obligated to deliver when a decision is made to sell the security and make delivery of the foreign currency in settlement of a forward contract. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency the Fund is obligated to deliver.

   If the Fund utilizing this investment technique retains the portfolio security and engages in an offsetting transaction, the Fund will incur a gain or a loss (as described below) to the extent that there has been movement in forward contract prices. If the Fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency. Should forward prices decline during the period between the Fund's entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the Fund would realize gains to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Fund would suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell. Although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, they also tend to limit any potential gain which might result should the value of such currency increase. A Fund using this investment technique will have to convert its holdings of foreign currencies into United States dollars from time to time. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies.


INVESTING IN FOREIGN SECURITIES

   Each Fund may invest up to 25% of its total assets (provided however, the Theme Fund may invest up to 35% of its total assets) in the securities of foreign issuers. Each Fund may invest in a broad range of foreign securities including equity, debt and convertible securities and foreign government securities. Each Fund may also invest in domestic securities denominated in foreign currencies.


   Investing in the securities of foreign companies involves special risks and considerations not typically associated with investing in U.S. companies. These include differences in accounting, auditing and financial reporting standards, generally higher commission rates on foreign portfolio transactions, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations, political instability which could affect U.S. investment or exchange control regulations, political instability which could affect U.S. investments in foreign countries, and potential restrictions on the flow of international capital. Additionally, dividends payable on foreign securities may be subject to foreign taxes withheld prior to distribution. Foreign securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility, and changes in foreign exchange rates will affect the value of those securities which are denominated or quoted in currencies other than the U.S. dollar.


   Many of the foreign securities held by each Fund will not be registered with the Commission and the issuers thereof will not be subject to the Commission's reporting requirements. Accordingly, there may be less publicly available information about the securities and about the foreign company or government issuing them than is available about a domestic company or government entity. Moreover, individual foreign economies may differ favorably or unfavorably from the United States economy in such respects as growth of Gross National Product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payment positions.

   In investing in securities denominated in foreign currencies, the Fund will be subject to the additional risk of currency fluctuations. An adverse change in the value of a particular foreign currency as against the U.S. dollar, to the extent that such change is not offset by a gain in other foreign currencies, will result in a decrease in the Fund's assets. Any such change may also have the effect of decreasing or limiting the income available for distribution. Foreign currencies may be affected by revaluation, adverse political and economic developments, and governmental restrictions. Although the Fund will invest only in securities denominated in foreign currencies that are fully convertible into U.S. dollars without legal restriction at the time of investment, no assurance can be given that currency exchange controls will not be imposed on any particular currency at a later date.

   Securities of U.S. issuers denominated in foreign currencies may be less liquid and their prices more volatile than securities issued by domestic issuers and denominated in U.S. dollars. In addition, investing in securities denominated in foreign currencies often entails costs not associated with investment in U.S. dollar-denominated securities of U.S. issuers, such as the cost of converting foreign currency to U.S. dollars, higher brokerage commissions, custodial expenses and other fees. Non-U.S. dollar denominated securities may be subject to certain withholding and other taxes of the relevant jurisdiction, which may reduce the yield on the securities to the Funds and which may not be recoverable by the Funds or their investors.

   The Funds will calculate their net asset values and complete orders to purchase, exchange or redeem shares only on a Monday-Friday basis (excluding holidays on which the New York Stock Exchange is closed). Foreign securities in which the Funds may invest may be primarily listed on foreign stock exchanges which may trade on other days (such as Saturdays). As a result, the net asset value of the Funds' portfolios may be affected by such trading on days when a shareholder has no access to the Funds.

   Investment income received by the Funds from sources within foreign countries may be subject to foreign income taxes withheld at the source. If a Fund should have more than 50% of the value of its assets invested in securities of foreign corporations at the close of its taxable year, the Fund may elect to pass through to its shareholders their proportionate shares of foreign income taxes paid. Investors are urged to consult their tax attorney with respect to specific questions regarding foreign, federal, state or local taxes.

LEVERAGE

   The Theme Fund and Small Cap Fund may, from time to time, increase their ownership of securities holdings above the amounts otherwise possible by borrowing from banks at fixed amounts of interest and investing the borrowed funds. The Funds will borrow only from banks, and only if immediately after such borrowing the value of the assets of a Fund (including the amount borrowed) less its liabilities (not including any borrowings) is at least three times the amount of funds borrowed for investment purposes. The effect of this provision is to permit the Funds to borrow up to 33 1/3% of the net assets of such Fund, not including the proceeds of any such borrowings. However, the amount of the borrowings will be dependent upon the availability and cost of credit from time to time. If, due to market fluctuations or other reasons, the value of such Fund's assets computed as provided above become less than three times the amount of the borrowings for investment purposes, the Fund, within three business days, is required to reduce bank debt to the extent necessary to meet the required 300% asset coverage.

   Interest on money borrowed will be an expense of those Funds with respect to which the borrowing has been made. Because such expense would not otherwise be incurred, the net investment income of such Fund is not expected to be as high as it otherwise would be during periods when borrowings for investment purposes are substantial.

   Bank borrowings for investment purposes must be obtained on an unsecured basis. Any such borrowing must also be made subject to an agreement by the lender that any recourse is limited to the assets of such Fund with respect to which the borrowing has been made.

   Any investment gains made with the additional monies borrowed in excess of interest paid will cause the net asset value of such Fund's shares to rise faster than would otherwise be the case. On the other hand, if the investment performance of the additional securities purchased fails to cover their cost (including any interest paid on the monies borrowed) to such Fund, the net asset value of the Fund will decrease faster than would otherwise be the case.


PRIVATE PLACEMENTS AND RULE 144A SECURITIES

   Each Fund may purchase securities which have been privately issued and are subject to legal restrictions on resale or which are issued to qualified institutional investors under special rules adopted by the Commission. Such securities may offer higher yields than comparable publicly traded securities. Such securities ordinarily can be sold by these Funds in secondary market transactions to certain qualified investors pursuant to rules established by the Commission, in privately negotiated transactions to a limited number of purchasers or in a public offering made pursuant to an effective registration statement under the Securities Act of 1933 (the "1933 Act"). Public sales of such securities by the Funds may involve significant delays and expense. Private sales often require negotiation with one or more purchasers and may produce less favorable prices than the sale of similar unrestricted securities. Public sales generally involve the time and expense of the preparation and processing of a registration statement under the 1933 Act (and the possible decline in value of the securities during such period) and may involve the payment of underwriting commissions. In some instances, these Funds may have to bear certain costs of registration in order to sell such shares publicly. Except in the case of securities sold to qualifying institutional investors under special rules adopted by the Commission for which the Trustees of these Funds determine the secondary market is liquid, Rule 144A securities will be considered illiquid. Trustees of these Funds may determine the secondary market is liquid based upon the following factors which will be reviewed periodically as required pursuant to procedures adopted by these Funds: the number of dealers willing to purchase or sell the security; the frequency of trades; dealer undertakings to make a market in the security, and the nature of the security and its market. Investing in Rule 144A Securities could have the effect of increasing the level of these Fund's illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing these securities. Each Fund may invest up to 15% of its net assets in illiquid securities.

IMPACT OF THE YEAR 2000 ISSUE
   The Year 2000 issue is the result of computer programs being written using two digits rather than four to define the applicable year. There is the possibility that some or all of a company's computer programs that have date-sensitive software may recognize a date using "00" as the year 1900 rather than the year 2000. The cost of modifying computer programs to become Year 2000 compliant may impact the financial performance and market price of companies whose securities are held by the Funds.

   The Trustees have directed management to ensure that the systems used by service providers (including Phoenix Investment Partners, Ltd. ("PXP") and its subsidiaries) in support of the operations of the Funds be assessed and brought into Year 2000 compliance. Based upon preliminary assessments, PXP has determined that it will be required to modify or replace portions of its software so that its computer systems will properly utilize dates beyond December 31, 1999. Since many of the core systems of PXP companies are investment related, PXP management believes that the majority of these systems are already Year 2000 compliant. PXP believes that with modifications to existing software and conversions to new software, the Year 2000 issue will be mitigated. It is anticipated that such modifications and conversions will be completed on a timely basis. It is not known at this time if there could be a material impact on the operations of PXP companies or the Funds if such modifications and conversions are not completed timely.

   PXP will utilize both internal and external resources to reprogram, or replace, and test the software for Year 2000 modifications. Certain systems are already in the process of being converted due to previous initiatives and it is expected that all core systems will be remediated by December 31, 1998 and tested by June 1999. The total cost to become Year 2000 compliant is not an expense of the Funds and is not expected to have a material impact on the operating results of PXP.



                             INVESTMENT RESTRICTIONS


   The investment restrictions to which each Fund is subject, together with the investment objectives of each Fund, are fundamental policies of the Funds which may not be changed as to any Fund without the approval of such Fund's shareholders. Among the more significant restrictions, each Fund may not (i) invest more than 5% of its total assets in securities issued or guaranteed by any one issuer (except for U.S. Government obligations; any foreign government, its agencies and instrumentalities) or (ii) purchase more than 10% of the outstanding voting securities or more than 10% of the securities of any class of any one issuer.

   A detailed description of each Fund's investment restrictions is contained in the Statement of Additional Information.


                             MANAGEMENT OF THE FUNDS

   The Trust is a mutual fund technically known as an open-end management investment company. The Trustees of the Trust are responsible for the overall supervision of the Funds and perform the various duties imposed on Trustees by the 1940 Act and Massachusetts business trust law.

THE ADVISER
   The investment adviser to the Funds is Phoenix Investment Counsel, Inc. ("PIC"), which is located at 56 Prospect Street, Hartford, Connecticut 06115-0480. All of the outstanding stock of PIC is owned by Equity Planning, a subsidiary of Phoenix Investment Partners, Ltd. Phoenix Home Life Mutual Insurance Company ("Phoenix Home Life") of Hartford, Connecticut is a majority shareholder of Phoenix Investment Partners, Ltd. Phoenix Home Life is in the business of writing ordinary and group life and health insurance and annuities. Its principal offices are located at One American Row, Hartford, Connecticut 06115-2520. In addition to the Funds, PIC serves as investment adviser to the Phoenix family of mutual funds (33 funds), The Phoenix Edge Series Fund (other than the Real Estate Securities Series and Aberdeen New Asia Series) and the accounts of institutional clients and as subadviser to other mutual funds. PIC was originally organized in 1932 as John Chase, Inc. As of May 31, 1998, PIC had approximately $21.6 billion in assets under management.

   For managing or directing the management of the investments of the Funds, PIC is entitled to a fee, payable monthly, at the following annual rates based upon the aggregate net asset values of the following Funds:

                            1ST          $1-2        $2+
FUND                      BILLION      BILLION     BILLION
----                      -------      -------     -------
Equity Opportunities       0.70%         0.65%       0.60%
Theme                      0.75%         0.70%       0.65%
Small Cap                  0.75%         0.70%       0.65%

   The total advisory fee of 0.75% of the aggregate net assets of the Theme and Small Cap Funds is greater than that for most mutual funds; however, the Board of Trustees believe that it is similar to fees charged by other mutual funds whose investment objectives are similar to those of the Theme and Small Cap Funds. The ratio of the management fees to average net assets for the fiscal period ended April 30, 1998 for the Theme and Small Cap Funds was 0.75% and for the Equity Opportunities Fund, the ratio was 0.70%. Total management fees paid by the Funds for the year ended April 30, 1998 were $4,953,597.

   On June 25, 1998, the Board of Trustees approved a change of the portfolio management of the Equity Opportunities Fund, appointing Seneca Capital Management LLC subadviser through October 31, 1998 and recommending to shareholders that Seneca Capital Management LLC be retained as subadviser for the Equity Opportunities Fund on a long-term basis. The Trustees also approved a change of the portfolio management of the Small Cap Fund, appointing Roger Engemann & Associates, Inc. subadviser through October 31, 1998 and recommending to shareholders that Roger Engemann & Associates, Inc. be retained as subadviser for the Small Cap Fund on a long-term basis. These recommendations will be submitted to shareholders of the Equity Opportunities and Small Cap Funds in a proxy statement in the coming months.

   Seneca Capital Management LLC ("Seneca") serves as subadviser to PIC and as such is responsible for making investment decisions and selecting broker-dealers to execute transactions for the Equity Opportunities Fund. For its services, Seneca is paid a fee by PIC equal to 0.20% of the average daily net assets of the Equity Opportunities Fund up to $184 million, 0.35% of such value between $184 million and $1 billion, 0.325% of such value between $1 billion and $2 billion, and 0.30% of such value in excess of $2 billion. Seneca (including its predecessor GMG/Seneca Capital Management, L.P.) has been an investment adviser since 1989 managing equity and fixed income securities portfolios primarily for institutions and individuals. Seneca has also served as adviser to the Phoenix-Seneca Funds since their inception in March 1996. Seneca is owned by certain of its employees, including Gail P. Seneca, and Phoenix Investment Partners, Ltd. Seneca's principal office is located at 909 Montgomery Street, San Francisco, California 94133.

   Roger Engemann & Associates, Inc. ("REA") serves as subadviser to PIC and as such is responsible for making investment decisions and selecting broker-dealers to execute transactions for the Small Cap Fund. For its services, REA is paid a fee by the Adviser equal to 0.20% of the average daily net assets of the Small Cap Fund up to $323 million, 0.375% of such value between $323 million and $1 billion, 0.35% of such value between $1 billion and $2 billion, and 0.325% of such value in excess of $2 billion. REA has been an investment adviser since 1969 and provides investment counseling services to retirement plans, colleges, corporations, trusts and individuals. REA is a wholly owned subsidiary of Pasadena Capital Corporation which in turn is a wholly owned subsidiary of Phoenix Investment Partners, Ltd. REA's principal office is located at 600 North Rosemead Boulevard, Pasadena, California 91107.


THE PORTFOLIO MANAGERS

Equity Opportunities Fund
   The investment and trading decisions for the Equity Opportunities Fund are made by a team of managers and analysts headed by three team leaders. The team leaders are primarily responsible for the day-to-day management of the Fund's investments. The team leaders are Gail P. Seneca, Richard D. Little and Ronald
K. Jacks. Ms. Seneca is Managing Director, Equities, of PIC and a Senior Vice President of the Trust and has been President and a Trustee of Phoenix-Seneca Funds since February 1996. Since July 1, 1996, she has been President, Chief Executive and Investment Officer of Seneca Capital Management LLC ("Seneca"). Ms. Seneca has been a team leader and portfolio manager of each of the Phoenix-Seneca Funds since inception in 1996. From November 1989, Ms. Seneca has also been Chief Executive and Investment Officer and a managing partner of GMG/Seneca Capital Management, L.P. ("GMG/Seneca"). Mr. Little is a Managing Director, Equities, of PIC and a Senior Vice President of the Trust. He has been a team leader and portfolio manager of Phoenix-Seneca Growth Fund and Phoenix-Seneca Mid-Cap "EDGE"[service mark] Fund since inception in 1996. Mr. Little currently is a general partner and Director of Equities and has been an employee of GMG/Seneca since 1989. Mr. Jacks is a Managing Director, Equities, of PIC and a Senior Vice President of the Trust. He has also been Secretary of the Phoenix-Seneca Funds since February 1996. Mr. Jacks was a Trustee of the Phoenix-Seneca Funds from February 1996 through June 1997. Since July 1990, Mr. Jacks has been a Portfolio Manager of GMG/Seneca and since July 1996, he has been a portfolio manager of Seneca.

Theme Fund
   Investment and trading decisions for the Theme Fund are made by a team of equity investment professionals.

Small Cap Fund
   Mr. Roger Engemann, Mr. James E. Mair and Mr. John S. Tilson head the team that is primarily responsible for the day-to-day management of the Small Cap Fund. Each is a Managing Director, Equities, of the Adviser. Mr. Engemann has been president of REA since its inception in 1969. Messrs. Mair and Tilson are both Executive Vice Presidents of Portfolio Management of REA and both have been with REA since 1983. Messrs. Engemann and Mair have been Chartered Financial Analysts ("CFAs") since 1972, and Mr. Tilson has been a CFA since 1974.


THE FINANCIAL AGENT

   Equity Planning also acts as financial agent of the Funds and, as such, performs administrative, bookkeeping and pricing functions for the Funds. For its services as financial agent, Equity Planning will be paid a fee equal to the sum of (1) the documented cost of fund accounting and related services provided by PFPC, Inc., as subagent, to the financial agent, plus (2) the documented cost to the financial agent to provide financial reporting and tax services and oversight of the subagent's performance. The current fee schedule of PFPC, Inc. ranges from 0.085% to 0.0125% of the aggregate daily net asset values of each Fund. Certain minimum fees and fee waivers may apply. For its services during the Trust's fiscal year ended April 30, 1998, Equity Planning received $342,867 or .05% of average net assets.


THE CUSTODIAN AND TRANSFER AGENT

   The custodian of the assets of the Funds is State Street Bank and Trust Company, P.O. Box 351, Boston, Massachusetts 02101 (the "Custodian").

   Pursuant to a Transfer Agent and Service Agreement with the Phoenix Funds, Equity Planning acts as transfer agent for the Funds (the "Transfer Agent") for which it is paid $14.95 plus out-of-pocket expenses for each designated shareholder account. The Transfer Agent engages subagents to perform certain shareholder servicing functions for which such agents are paid a fee by Equity Planning.


BROKERAGE COMMISSIONS

   Although the Conduct Rules of the National Association of Securities Dealers, Inc. ("NASD") prohibit its members from seeking orders for the execution of investment company portfolio transactions on the basis of their sales of investment company shares, under such Rules, sales of investment company shares may be considered in selecting brokers to effect portfolio transactions. Accordingly, some portfolio transactions are, subject to such Rules and to obtaining best prices and executions, effected through dealers (excluding Equity Planning) who sell shares of the Fund.



                               DISTRIBUTION PLANS


   The offices of Equity Planning, the national distributor of the Trust's shares, are located at 100 Bright Meadow Boulevard, P.O. Box 2200, Enfield, Connecticut 06083-2200. Philip R. McLoughlin is a Trustee and President of the Trust and a director and officer of Equity Planning. Michael E. Haylon and William R. Moyer, directors of Equity Planning, are officers of the Trust; Mr. Moyer is also an officer of Equity Planning. G. Jeffrey Bohne, Nancy G. Curtiss, William E. Keen, III, Leonard J. Saltiel, John F. Sharry and Thomas N. Steenburg are officers of the Trust and officers of Equity Planning.

   Equity Planning and the Trust have entered into an Underwriting Agreement under which Equity Planning has agreed to use its best efforts to find purchasers for Trust shares sold subject to an initial sales charge and those sold subject to a contingent deferred sales charge. The Trust has granted Equity Planning the exclusive right to purchase from the Trust and resell, as principal, shares needed to fill unconditional orders for Trust shares. Equity Planning may sell Trust shares through its registered representatives or through securities dealers with whom it has sales agreements. Equity Planning may also sell Trust shares pursuant to sales agreements entered into with banks or bank-affiliated securities brokers who, acting as agent for their customers, place orders for Trust shares with Equity Planning. Although the Glass-Steagall Act prohibits banks and bank affiliates from engaging in the business of underwriting, distributing or selling securities (including mutual fund shares), banking regulators have not indicated that such institutions are prohibited from purchasing mutual fund shares upon the order and for the account of their customers. If, because of changes in law or regulations, or because of new interpretations of existing law, it is determined that agency transactions of banks or bank-affiliated securities brokers are not permitted under the Glass-Steagall Act, the Trustees will consider what action, if any, is appropriate. It is not anticipated that termination of sales agreements with banks or bank-affiliated securities brokers would result in a loss to their customers or a change in the net asset value per share of a Fund of the Trust.

   The sale of Trust shares through a securities broker affiliated with a particular bank is not expected to preclude the Trust from borrowing from such bank or from availing itself of custodial or transfer agency services offered by such bank.

   The Trustees have adopted separate amended and restated distribution plans under Rule 12b-1 of the 1940 Act for each class of shares of each Fund (the "Class A Plan," the "Class B Plan," the "Class C Plan," the "Class M Plan" and collectively the "Plans"). The Plans permit the Trust to reimburse the Distributor for expenses incurred in connection with the sale and promotion of Trust shares and to pay for the furnishing of shareholder services. Under the Plans, the Fund will pay the Distributor 0.25% annually of the average daily net assets of each Fund for providing services to shareholders, including assistance in connection with inquires related to shareholder accounts (the "Service Fee"). Pursuant to the Class A Plan, the Trust may reimburse the Distributor for actual expenses of the Distributor up to 0.05% annually for the average daily net assets of the Trust's Class A Shares; however, the Distributor has voluntarily agreed to waive reimbursement under the Class A Plan for fiscal year 1999. Under the Class B and Class C Plans, the Trust may reimburse the Distributor monthly for actual expenses of the Distributor up to 0.75% annually of the average daily net assets of the Trust's Class B and C Shares, respectively. Pursuant to the Class M Plan, the Trust may reimburse the Distributor monthly for actual expenses of the Distributor up to 0.25% annually of the average daily net assets of the Trust's Class M Shares.

   Expenditures incurred under the Plans may consist of: (i) commissions to sales personnel for selling shares of the Trust (including underwriting commissions and finance charges related to the payment of commissions); (ii) compensation, sales incentives and payments to sales, marketing and service personnel; (iii) payments to broker-dealers and other financial institutions which have entered into agreements with the Distributor for services rendered in connection with the sale and distribution of shares of the Fund; (iv) payment of expenses incurred in sales and promotional activities, including advertising expenditures related to the Fund; (v) the costs of preparing and distributing promotional materials; (vi) the cost of printing the Funds' Prospectus and Statement of Additional Information for distribution to potential investors;
(vii) such other similar services that the Trustees determine are reasonably calculated to result in the sale of shares of the Trust. From the Service Fee the Distributor expects to pay a quarterly fee to qualifying broker-dealer firms, as compensation for providing personal services to shareholders and/or maintaining shareholder accounts, with respect to shares sold by such firms. This fee will not exceed on an annual basis 0.25% of the average annual net asset value of such shares, and will be in addition to sales charges on Trust shares which are reallowed to such firms. To the extent that the entire amount of the Service fee is not paid to such firms, the balance will serve as compensation for personal and account maintenance services furnished by the Distributor. The Distributor also pays to dealers, as additional compensation with respect to sales of Class C and M shares, 0.75% and 0.25% of the average annual net asset value of each Class, respectively.

   In order to receive payments under the Plans, participants must meet such qualifications as are to be established in the sole discretion of the Distributor, such as services to the Trust's shareholders; or services providing the Trust with more efficient methods of offering shares to groups of clients, members or prospects of a participant; or services permitting bulking of purchases or sales, or transmission of such purchases or sales by computerized tape or other electronic equipment; or other batch processing.


   Under the Class A Plan, reimbursement or payment of expenses may not be made unless such payment or reimbursement occurs prior to the earliest of (a) the last day of the one-year period commencing on the last day of the calendar quarter during which the specific service or activity was performed, or (b) the last day of the one-year period commencing on the last day of the calendar quarter during which payment for the service or activity was made by a third party on behalf of the Fund. The Class B Plan, Class C Plan, and Class M Plan, however, do not limit the reimbursement of distribution related expenses to expenses incurred in specified time periods.


   For the fiscal year ended April 30, 1998, the Trust paid the Distributor $1,189,093 under the Class A Plan, $1,973,031 under the Class B Plan, $876 under the Class C Plan and $431 under the Class M Plan. The fees were used to compensate broker-dealers for servicing shareholder's accounts, including $122,695 paid to W.S. Griffith & Co., Inc., an affiliate, compensating sales personnel and reimbursing the Distributor for commission expenses and expenses related to preparation of the marketing material. The Distributor's expenses from selling and servicing Class B Shares may be more than the payments received from contingent deferred sales charges collected on redeemed shares and from the Fund under the Class B Plan. Those expenses may be carried over and paid in future years. At April 30, 1998, the end of the last Plan year, the Distributor had incurred unreimbursed expenses under the Class B Plan of $5,311,561 (equal to 0.75% of the Trust's net assets) which have been carried over into the present Class B Plan year.

   On a quarterly basis, the Trustees review a report on expenditures under each Plan and the purposes for which expenditures were made. The Trustees conduct an additional, more extensive review annually in determining whether each Plan will be continued. By its terms, continuation of each Plan from year to year is contingent on annual approval by a majority of the Trustees and by a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of the Plans or any related agreements (the "Plan Trustees"). Each Plan provides that it may not be amended to materially increase the costs which the Trust may bear without approval of the applicable class of shareholders of the affected Fund and that other material amendments must be approved by a majority of the Plan Trustees by vote cast in person at a meeting called for the purpose of considering such amendments. Each Plan further provides that while it is in effect, the selection and nomination of Trustees who are not "interested persons" shall be committed to the discretion of the Trustees who are not "interested persons." Each Plan may be terminated at any time by vote of a majority of the Plan Trustees or a majority of the applicable Class of outstanding shares of the Trust. The Trustees have concluded that there is a reasonable likelihood that the Plans will benefit each Fund and all classes of shareholders.

   The NASD regards certain distribution fees as asset-based sales charges subject to NASD sales load limits. The NASD's maximum sales charge rule may require the Trustees to suspend distribution fees or amend the Plans.



                                HOW TO BUY SHARES

HOW DO YOU INVEST?

   You may open a fund account with an initial investment of $500. This amount is reduced to $25 for investments made under the "Investo-Matic" plan (see the Funds' Application), individual retirement accounts or under the systematic exchange privilege described below. The initial investment requirement is waived for investments made under pension, profit sharing or employee benefit plans as well as in connection with reinvested dividends and distributions.

   You may make additional investments at any time with at least $25. The subsequent investment minimum is waived for investments made under pension, profit sharing or employee benefit plans as well as in connection with reinvested dividends and distributions. Shares purchased will be recorded electronically by the Transfer Agent. No share certificates are available.

   An application should be completed to open a new Phoenix Funds account. A check for the amount you wish to invest, made payable to the "Phoenix Funds," (along with the completed application if opening a new account), must be sent to: Phoenix Funds, c/o State Street Bank and Trust Company, P.O. Box 8301, Boston, MA 02266-8301.

   Shares are sold at the public offering price based on the net asset value for the Class of shares bought next determined after State Street Bank, or an authorized agent, receives your order. In most cases, in order to receive that day's public offering price, State Street Bank must receive your order before the close of trading on the New York Stock Exchange (normally 4:00 PM eastern time). See "Net Asset Value."


WHAT ARE THE CLASSES AND HOW DO THEY DIFFER?

   The Funds presently offer investors three Classes of shares which bear sales and distribution charges in different amounts. Currently, only the Theme Fund offers Class C Shares.

   CLASS A SHARES. If you buy Class A Shares, you will pay a sales charge at the time of purchase equal to 4.75% of the offering price (4.99% of the amount invested). The sales charge may be reduced or waived under certain conditions. Class A Shares are not subject to any charges by the Funds when they are sold. Class A Shares have lower Rule 12b-1 fees and pay higher dividends than any other Class.


   CLASS B SHARES. If you buy Class B Shares, you will not pay a sales charge at the time of purchase. If you sell your Class B Shares within the first 5 years after they are bought, you will pay a sales charge of up to 5% of your shares' value. See "Deferred Sales Charge Alternative--Class B Shares." This charge declines to zero over a period of 5 years and may be waived under certain conditions. Class B shares have higher Rule 12b-1 fees and pay lower dividends than Class A and M Shares. Class B Shares automatically convert to Class A Shares eight years after purchase. The Distributor intends to limit investments in Class B Shares to: (a) $250,000 for any person; (b) $1 million for any unallocated employer sponsored plan; and (c) $250,000 for each participant in any allocated qualified employer sponsored plan, including 401(k) plans, provided such plan uses an approved participant tracking system. Class B Shares will not be sold to any qualified employee benefit plan, endowment fund or foundation if, on the date of the initial investment, such entity has assets of over $10 million or more than 200 participant employees. Class B Shares will not be sold to anyone who is over 85 years old.


   CLASS C SHARES. If you buy Class C Shares, you will not pay a sales charge at the time of purchase. If you sell your Class C Shares within the first year after they are bought, you will pay a sales charge of 1% of your shares' value. See "Deferred Sales Charge Alternative--Class C Shares." Class C Shares have the same Rule 12b-1 fees and pay comparable dividends as Class B Shares. Class C Shares do not convert to any other Class of shares. Class C Shares are not currently offered for all Phoenix Funds.

   CLASS M SHARES. CLASS M SHARES ARE CLOSED TO NEW INVESTORS AND SUBSEQUENT INVESTMENTS BY EXISTING SHAREHOLDERS. If you buy Class M Shares, you will pay a sales charge at the time of purchase equal to 3.50% of the offering price (3.63% of the amount invested). Class M Shares are not subject to any charges by the Fund when they are sold. Class M Shares have lower Rule 12b-1 fees and pay higher dividends than Class B and C Shares. Class M Shares do not convert to any other Class of shares of the Fund. Class M Shares are not currently offered for all Phoenix Funds.


WHAT ARRANGEMENT IS BEST FOR YOU?

   The alternative purchase arrangement permits you to choose the method of buying shares that is most beneficial to you given the amount of the purchase, the length of time you expect to hold the shares, whether you wish to receive distributions in cash or to reinvest them in additional shares, and other circumstances. You should consider whether, during the anticipated term of your investment, the accumulated continuing distribution and service fees and contingent deferred sales charges of one Class would be more than the initial sales charge and accumulated distribution and service fees of another Class of shares bought at the same time. See "Distribution Plans" and "Fund Expenses."


INITIAL SALES CHARGE ALTERNATIVE--CLASS A AND M SHARES
   The public offering price of Class A and M Shares is the net asset value plus a sales charge that varies depending on the size of any "person's" (see "How To Obtain Reduced Initial Sales Charges--Class A and M Shares: Combination Purchase Privilege") purchase. Shares issued based on the automatic reinvestment of income dividends or capital gains distributions are not subject to any sales charges. The sales charge is divided between your investment dealer and the Distributor as shown on the following tables.

CLASS A SHARES

                          SALES CHARGE AS
                          A PERCENTAGE OF
                          ---------------

       AMOUNT OF                        NET      DEALER DISCOUNT
      TRANSACTION         OFFERING     AMOUNT     PERCENTAGE OF
   AT OFFERING PRICE       PRICE      INVESTED   OFFERING PRICE
----------------------------------------------------------------
Under $50,000              4.75%        4.99%         4.25%
$50,000 but under
  $100,000                 4.50         4.71          4.00
$100,000 but under
  $250,000                 3.50         3.63          3.00
$250,000 but under
  $500,000                 3.00         3.09          2.75
$500,000 but under
  $1,000,000               2.00         2.04          1.75
$1,000,000 or more         None         None          None


CLASS M SHARES (CLOSED TO INVESTORS)


                          SALES CHARGE AS
                          A PERCENTAGE OF
                          ---------------

       AMOUNT OF                        NET      DEALER DISCOUNT
      TRANSACTION         OFFERING     AMOUNT     PERCENTAGE OF
   AT OFFERING PRICE       PRICE      INVESTED   OFFERING PRICE
----------------------------------------------------------------
Under $50,000              3.50%       3.63%         3.00%
$50,000 but under
  $100,000                 2.50        2.56          2.00
$100,000 but under
  $250,000                 1.50        1.52          1.00
$250,000 but under
  $500,000                 1.00        1.01          1.00
$500,000 or more           None        None          None


DEFERRED SALES CHARGE ALTERNATIVE--
CLASS B AND C SHARES
   Class B and C Shares are purchased without an initial sales charge; however, shares sold within a specified time period are subject to a declining contingent deferred sales charge (the "CDSC") at the rates set forth below. The charge will be multiplied by the then current market value or the initial cost of the Shares being redeemed, whichever is less. No sales charge will be imposed on increases in net asset value. In addition, shares issued based on the automatic reinvestment of income dividends or capital gains distributions are not subject to any sales charges. To minimize the CDSC, shares not subject to any charge will be redeemed first, followed by shares held the longest time. The Distributor will add up all shares bought in any month and use the last day of the preceding month in calculating the amount of shares owned and time period held for Class B Shares. The trade date will be used for purposes of aging Class C Share investments.


DEFERRED SALES CHARGE YOU MAY PAY TO SELL CLASS B
SHARES


          YEAR           1     2      3     4      5     6+
------------------------------------------------------------
CDSC                     5%    4%     3%    2%     2%    0%


DEFERRED SALES CHARGE YOU MAY PAY TO SELL CLASS C
SHARES (THEME FUND ONLY)


          YEAR           1     2+
---------------------------------
CDSC                     1%    0%

DEALER CONCESSIONS
   In addition to the dealer discount on purchases of Class A and M Shares, the Distributor intends to pay investment dealers a sales commission of 4% of the sale price of Class B Shares and a sales commission of 1% of the sale price of Class C Shares sold by such dealers. Your broker, dealer or investment adviser may also charge you additional commissions or fees for their services in selling shares to you provided they notify the Distributor of their intention to do so.


   Dealers and other entities who enter into special arrangements with the Distributor may receive compensation for the sale and promotion of shares of the Funds and/or for providing other shareholder services. Depending on the nature of the services, these fees may be paid either from the Funds through distribution fees, service fees or transfer agent fees or in some cases, the Distributor may pay certain fees from its own profits and resources. From its own profits and resources, the Distributor does intend to: (a) sponsor sales contests, training and educational meetings and provide additional compensation to qualifying dealers in the form of trips, merchandise or expense reimbursements; (b) from time to time, pay special incentive and retention fees to qualified wholesalers, registered financial institutions and third party marketers; (c) pay broker-dealers an amount equal to 1% of the first $3 million of Class A Share purchases by an account held in the name of a qualified employee benefit plan with at least 100 eligible employees, 0.50% on the next $3 million, plus 0.25% on the amount in excess of $6 million; and (d) excluding purchases as described in (c) above, pay broker-dealers an amount equal to 1% of the amount of Class A Shares sold above $1 million but under $3 million, 0.50% on the next $3 million, plus 0.25% on the amount in excess of $6 million. If part or all of such investment, including investments by qualified employee benefit plans, is subsequently redeemed within one year of the investment date, the broker-dealer will refund to the Distributor such amounts paid with respect to the investment. In addition, the Distributor may pay the entire applicable sales charge on purchases of Class A Shares to selected dealers and agents.


HOW TO OBTAIN REDUCED INITIAL SALES CHARGES--CLASS A
AND M SHARES
   Investors choosing Class A or M Shares may be entitled to reduced sales charges. The five ways in which sales charges may be avoided or reduced are described below.


   QUALIFIED PURCHASERS. If you fall within any one of the following categories, you will not have to pay a sales charge on your purchase of Class A or M Shares:
(1) any trustee, director or officer of the Phoenix Funds, Phoenix-Engemann Funds, Phoenix-Seneca Funds or any other mutual fund advised, subadvised or distributed by the Adviser, Distributor or any of their corporate affiliates (an "Affiliated Phoenix Fund"); (2) any director or officer, or any full-time employee or sales representative (for at least 90 days), of the Adviser or Distributor; (3) registered representatives and employees of securities dealers with whom Distributor has sales agreements; (4) any qualified retirement plan exclusively for persons described above; (5) any officer, director or employee of a corporate affiliate of the Adviser or Distributor; (6) any spouse, child, parent, grandparent, brother or sister of any person named in (1), (2), (3) or
(5) above; (7) employee benefit plans for employees of the Adviser, Distributor and/or their corporate affiliates; (8) any employee or agent who retires from Phoenix Home Life, Distributor and/or their corporate affiliates; (9) any account held in the name of a qualified employee benefit plan, endowment fund or foundation if, on the date of the initial investment, the plan, fund or foundation has assets of $10,000,000 or more or at least 100 eligible employees;
(10) any person with a direct rollover transfer of shares from an established Phoenix Fund or any other Affiliated Phoenix Fund qualified plan; (11) any Phoenix Home Life separate account which funds group annuity contracts offered to qualified employee benefit plans; (12) any state, county, city, department, authority or similar agency prohibited by law from paying a sales charge; (13) any fully matriculated student in any U.S. service academy; (14) any unallocated account held by a third party administrator, registered investment adviser, trust company, or bank trust department which exercises discretionary authority and holds the account in a fiduciary, agency, custodial or similar capacity, if in the aggregate such accounts held by such entity equal or exceed $1,000,000;
(15) any person who is investing redemption proceeds from investment companies other than the Phoenix Funds or any other Affiliated Phoenix Fund if, in connection with the purchases or redemption of the redeemed shares, the investor paid a prior sales charge provided such investor supplies verification that the redemption occurred within 90 days of the Phoenix Fund purchase and that a sales charge was paid; (16) any deferred compensation plan established for the benefit of any Phoenix Fund or any other Affiliated Phoenix Fund trustee or director; provided that sales to persons listed in (1) through (16) above are made upon the written assurance of the purchaser that the purchase is made for investment purposes and that the shares so acquired will not be resold except to the Fund;
(17) purchasers of Class A or M Shares bought through investment advisors and financial planners who charge an advisory, consulting or other fee for their services and buy shares for their own accounts or the accounts of their clients;
(18) retirement plans and deferred compensation plans and trusts used to fund those plans (including, for example, plans qualified or created under sections 401(a), 403(b) or 457 of the Internal Revenue Code), and "rabbi trusts" that buy shares for their own accounts, in each case if those purchases are made through a broker or agent or other financial intermediary that has made special arrangements with the Distributor for such purchases; or (19) clients of investment advisors or financial planners who buy shares for their own accounts but only if their accounts are linked to a master account of their investment advisor or financial planner on the books and records of the broker, agent or financial intermediary with which the Distributor has made such special arrangements (each of the investors described in (17) through (19) may be charged a fee by the broker, agent or financial intermediary for purchasing shares).


   COMBINATION PURCHASE PRIVILEGE. Your purchase of any Class of shares of this or any other Affiliated Phoenix Fund (other than Phoenix Money Market Fund Series Class A Shares), if made at the same time by the same "person," will be added together to determine whether the combined sum entitles you to an immediate reduction in sales charges. A "person" is defined in this and the following sections as (a) any individual, their spouse and minor children purchasing shares for his or their own account (including an IRA account) including his or their own trust; (b) a trustee or other fiduciary purchasing for a single trust, estate or single fiduciary account (even though more than one beneficiary may exist); (c) multiple employer trusts or Section 403(b) plans for the same employer; (d) multiple accounts (up to 200) under a qualified employee benefit plan or administered by a third party administrator; or (e) trust companies, bank trust departments, registered investment advisers, and similar entities placing orders or providing administrative services with respect to funds over which they exercise discretionary investment authority and which are held in a fiduciary, agency, custodial or similar capacity, provided all shares are held of record in the name, or nominee name, of the entity placing the order.

   LETTER OF INTENT. If you sign a Letter of Intent, your purchase of any Class of shares of this or any other Affiliated Phoenix Fund (other than Phoenix Money Market Fund Series Class A Shares), if made by the same person within a 13-month period, will be added together to determine whether you are entitled to an immediate reduction in sales charges. Sales charges are reduced based on the overall amount you indicate that you will buy under the Letter of Intent. The Letter of Intent is a mutually nonbinding arrangement between you and the Distributor. Since the Distributor doesn't know whether you will ultimately fulfill the Letter of Intent, shares worth 5% of the amount of each purchase will be set aside until you fulfill the Letter of Intent. When you buy enough shares to fulfill the Letter of Intent, these shares will no longer be restricted. If, on the other hand, you do not satisfy the Letter of Intent, or otherwise wish to sell any restricted shares, you will be given the choice of either buying enough shares to fulfill the Letter of Intent or paying the difference between any sales charge you previously paid and the otherwise applicable sales charge based on the intended aggregate purchases described in the Letter of Intent. You will be given 20 days to make this decision. If you do not exercise either election, the Distributor will automatically redeem the number of your restricted shares needed to make up the deficiency in sales charges received. The Distributor will redeem restricted Class A or M Shares before Class C or B Shares, respectively. Oldest shares will be redeemed before selling newer shares. Any remaining shares will then be deposited to your account.

   RIGHT OF ACCUMULATION. Your purchase of any Class of shares of this or any other Affiliated Phoenix Fund, if made over time by the same person may be added together to determine whether the combined sum entitles you to a prospective reduction in sales charges. You must provide certain account information to the Distributor to exercise this right.


   ASSOCIATIONS. Certain groups or associations may be treated as a "person" and qualify for reduced Class A Share sales charges. The group or association must:
(1) have been in existence for at least six months; (2) have a legitimate purpose other than to purchase mutual fund shares at a reduced sales charge; (3) work through an investment dealer; or (4) not be a group whose sole reason for existing is to consist of members who are credit card holders of a particular company, policyholders of an insurance company, customers of a bank or a broker-dealer or clients of an investment adviser.

HOW TO OBTAIN REDUCED DEFERRED SALES CHARGES--
CLASS B AND C SHARES

   The CDSC is waived on the redemption (sale) of Class B and C Shares if the redemption is made (a) within one year of death (i) of the sole shareholder on an individual account, (ii) of a joint tenant where the surviving joint tenant is the deceased's spouse, or (iii) of the beneficiary of a Uniform Gifts to Minors Act (UGMA), Uniform Transfers to Minors Act (UTMA) or other custodial account; (b) within one year of disability, as defined in Code Section 72(m)(7);
(c) as a mandatory distribution upon reaching age 70 1/2 under any retirement plan qualified under Code Sections 401, 408 or 403(B) or resulting from the tax-free return of an excess contribution to an IRA; (d) by 401(k) plans using an approved participant tracking system for participant hardships, death, disability or normal retirement, and loans which are subsequently repaid; (e) based on the exercise of exchange privileges among Class B and C Shares of this or any other Affiliated Phoenix Fund; (f) based on any direct rollover transfer of shares from an established Phoenix Fund qualified plan into a Phoenix Fund IRA by participants terminating from the qualified plan; and (g) based on the systematic withdrawal program (Class B Shares only). If, as described in condition (a) above, an account is transferred to an account registered in the name of a deceased's estate, the CDSC will be waived on any redemption from the estate account occurring within one year of the death. If the Class B or C Shares are not redeemed within one year of the death, they will remain subject to the applicable CDSC.


CONVERSION FEATURE--CLASS B SHARES
   Class B Shares will automatically convert to Class A Shares of the same Fund eight years after they are bought. Conversion will be on the basis of the then prevailing net asset value of Class A and B Shares. There is no sales load, fee or other charge for this feature. Class B Shares acquired through dividend or distribution reinvestments will be converted into Class A Shares at the same time that other Class B Shares are converted based on the proportion that the reinvested shares bear to purchased Class B Shares. The conversion feature is subject to the continuing availability of an opinion of counsel or a ruling of the Internal Revenue Service that the assessment of the higher distribution fees and associated costs with respect to Class B Shares does not result in any dividends or distributions constituting "preferential dividends" under the Code, and that the conversion of shares does not constitute a taxable event under federal income tax law. If the conversion feature is suspended, Class B Shares would continue to be subject to the higher distribution fee for an indefinite period. Even if the Funds were unable to obtain such assurances, it might continue to make distributions if doing so would assist in complying with its general practice of distributing sufficient income to reduce or eliminate federal taxes otherwise payable by the Funds.


                            INVESTOR ACCOUNT SERVICES


   The Funds mail periodic statements and reports to shareholders. In order to reduce the volume and cost of mailings, to the extent possible, only one copy of most Fund reports will be mailed to households for multiple accounts with the same surname at the same household address. Please contact Equity Planning to request additional copies of shareholder reports toll free at (800) 243-4361.

   In most cases, changes to any shareholder account may be accomplished by calling Shareholder Services at (800) 243-1574. More information relating to the shareholder account services can be found in the Funds' Statement of Additional Information ("SAI").


   BANK DRAFT INVESTING PROGRAM (INVESTO-MATIC PLAN). By completing the Investo-Matic Section of the New Account Application, you may authorize the bank named in the form to draw $25 or more from your personal checking or savings account to be used to purchase additional shares for your account. The amount you designate will be made available, in form payable to the order of the Transfer Agent, by the bank on the date the bank draws on your account and will be used to purchase shares at the applicable offering price.


   DISTRIBUTION OPTION. Each Fund currently declares all income dividends and all capital gain distributions, if any, payable in shares of the Fund at net asset value or, at your option, in cash. By exercising the distribution option, you may elect to: (1) receive both dividends and capital gain distributions in additional shares or (2) receive dividends in cash and capital gain distributions in additional shares or (3) receive both dividends and capital gain distributions in cash. If you elect to receive dividends and/or distributions in cash and the check cannot be delivered or remains uncashed due to an invalid address, then the dividend and/or distribution will be reinvested after the Transfer Agent has been informed that the proceeds are undeliverable. Additional shares will be purchased in your account at the then current net asset value. Dividends and capital gain distributions received in shares are taxable to you and credited to your account in full and fractional shares computed at the closing net asset value on the next business day after the record date. No interest will accrue on amounts represented by uncashed distribution or redemption checks.


   SYSTEMATIC WITHDRAWAL PROGRAM. The Systematic Withdrawal Program allows you to periodically redeem a portion of your account on a predetermined monthly, quarterly, semiannual or annual basis. A sufficient number of full and fractional shares will be redeemed so that the designated payment is made on or about the 20th day of the month. Shares are tendered for redemption by the Transfer Agent, as agent for the shareowner, on or about the 15th of the month at the closing net asset value on the date of redemption. The Systematic Withdrawal Program also provides for redemptions to be tendered on or about the 10th, 15th or 25th of the month with proceeds to be directed through Automated Clearing House (ACH) to your bank account. In addition to the limitations stated below, withdrawals may not be less than $25 and minimum account balance requirements shall continue to apply.


   Shareholders participating in the Systematic Withdrawal Program must own shares of a Fund worth $5,000 or more, as determined by the then current net asset value per share, and elect to have all dividends reinvested. Participants in the Program redeeming Class C Shares will be subject to any applicable contingent deferred sales charge. The purchase of shares while participating in the withdrawal program will ordinarily be disadvantageous to the Class A or M Shares investor since a sales charge will be paid by the investor on the purchase of Class A or M Shares at the same time as other shares are being redeemed. For this reason, investors in Class A or M Shares may not participate in an automatic investment program while participating in the Systematic Withdrawal Program.


   Through the Program, Class B shareholders may withdraw up to 1% of their aggregate net investments (purchases, at initial value, to date net of non-Program redemptions) each month or up to 3% of their aggregate net investments each quarter without incurring otherwise applicable contingent deferred sales charges. Class B shareholders redeeming more shares than the percentage permitted by the withdrawal program will be subject to any applicable contingent deferred sales charge on all shares redeemed. Accordingly, the purchase of Class B Shares will generally not be suitable for an investor who anticipates withdrawing sums in excess of the above limits shortly after purchase.


   TAX SHELTERED RETIREMENT PLANS. Shares of the Funds are offered in connection with the following qualified prototype retirement plans: IRA, Rollover IRA, SEP-IRA, SIMPLE IRA, Roth IRA, SIMPLE 401(k), Profit-Sharing and Money Purchase Pension Plans which can be adopted by self-employed persons ("Keogh") and by corporations and 403(b) Retirement Plans. Write or call Equity Planning at (800) 243-4361 for further information about the plans.

EXCHANGE PRIVILEGES

   You may exchange shares of one Phoenix Fund for shares of another Phoenix Fund or any other Affiliated Phoenix Fund without paying any fees or sales charges. On exchanges with share classes that carry a contingent deferred sales charge, the CDSC schedule of the original shares purchased continues to apply. Shares held in book-entry form may be exchanged for shares of the same Class of other Phoenix Funds or any other Affiliated Phoenix Fund, provided the following conditions are met: (1) the shares that will be acquired in the exchange (the "Acquired Shares") are available for sale; (2) the Acquired Shares are the same Class as the shares to be surrendered (the "Exchanged Shares"); (3) the Acquired Shares will be registered to the same shareholder account as the Exchanged Shares; (4) the account value of the Fund whose shares are to be acquired must equal or exceed the minimum initial investment amount required by that Phoenix Fund after the exchange is made; and (5) if you have elected not to use the telephone exchange privilege (see below), a properly executed exchange request must be received by the Transfer Agent. Exchanges may be made over the telephone or in writing and may be made at one time or systematically over a period of time. Note, each Affiliated Phoenix Fund has different investment objectives and policies. You should read the prospectus of the Affiliated Phoenix Fund into which the exchange is to be made before making any exchanges. This privilege may be modified or terminated at any time on 60 days notice.

   MARKET TIMER RESTRICTIONS. Because excessive trading can hurt Fund performance and harm shareholders, the Funds reserve the right to temporarily or permanently terminate exchange privileges or reject any specific order from anyone whose transactions seem to follow a timing pattern, including those who request more than one exchange out of a Fund within any 30-day period. The Distributor has entered into agreements with certain market timer entities permitting them to exchange their clients' shares by telephone. These privileges are limited under those agreements. The Distributor has the right to reject or suspend these privileges upon reasonable notice.

   TELEPHONE EXCHANGES. If permitted in your state and unless you waive this privilege in writing, you or your broker may sell or exchange your shares over the phone by calling the Distributor at (800) 243-1574. Reasonable procedures will be used to confirm that telephone instructions are genuine. In addition to requiring that the exchange is only made between accounts with identical registrations, the Transfer Agent may require address or other forms of identification and will record telephone instructions. All exchanges will be confirmed in writing to you. If procedures reasonably designed to prevent unauthorized telephone exchanges are not followed, the Trust and/or Transfer Agent may be liable for following telephone instructions that prove to be fraudulent. Broker-dealers other than the Distributor assume the risk of any loss resulting from any unauthorized telephone exchange instructions from their firm or their registered representatives. You assume the risk if the Transfer Agent acts upon unauthorized instructions it reasonably believes to be genuine. During times of severe economic or market changes, this privilege may be difficult to exercise or may be temporarily suspended. In such event, an exchange may be effected by written request by the registered shareowner(s).



                                 NET ASSET VALUE


   The net asset value per share of each Fund is determined as of the close of trading of the New York Stock Exchange (the "Exchange") on days when the Exchange is open for trading. The net asset value per share of a Fund is determined by adding the values of all securities and other assets of the Fund, subtracting liabilities, and dividing by the total number of outstanding shares of the Fund. The total liability allocated to a Class, plus that Class's distribution fee and any other expenses allocated solely to that Class, are deducted from the proportionate interest of such Class in the assets of the Fund, and the resulting amount of each is divided by the number of shares of that Class outstanding to produce the net asset value per share.

   The Funds' investments are valued at market value or, where market quotations are not available, at fair value as determined in good faith by the Trustees or their delegates. Foreign and domestic debt securities (other than short-term investments) are valued on the basis of broker quotations or valuations provided by a pricing service approved by the Trustees when such prices are believed to reflect the fair value of such securities. Foreign and domestic equity securities are valued at the last sale price or, if there has been no sale that day, at the last bid price, generally. Short-term investments having a remaining maturity of less than sixty-one days are valued at amortized cost, which the Trustees have determined approximates market value. For further information about security valuations, see the Statement of Additional Information.



                              HOW TO REDEEM SHARES


   You have the right to have the Trust buy back shares at the net asset value next determined after receipt of a redemption order, and any other required documentation in proper form, by Phoenix Funds c/o State Street Bank and Trust Company, P.O. Box 8301, Boston, MA 02266-8301, or an authorized agent. In the case of a Class B or C Share redemption, you will be subject to the applicable deferred sales charge, if any, for such shares (see "Deferred Sales Charge Alternative--Class B and C Shares," above). Subject to certain restrictions, shares may be redeemed by telephone or in writing. In addition, shares may be sold through securities dealers, brokers or agents who may charge customary commissions or fees for their services.

The Trust does not charge any redemption fees. Payment for shares redeemed is made within seven days, provided that redemption proceeds will not be disbursed until each check used for purchases of shares has been cleared for payment by your bank, which may take up to 15 days after receipt of the check.


   The requirements to redeem shares are outlined in the table below. Additional documentation may be required for redemptions by corporations, partnerships or other organizations, executors, administrators, trustees, custodians, guardians, or from IRA's or other retirement plans, or if redemption is requested by anyone but the shareholder(s) of record. To avoid delay in redemption or transfer, shareholders having questions about specific requirements should contact the Funds at (800) 243-1574. Redemption requests will not be honored until all required documents in proper form have been received.

HOW CAN I SELL MY SHARES?

[phone] By Phone    o Sales up to $50,000
                    o Not available on most retirement accounts
(800) 243-1574      o Requests received after 4PM will be executed on the
                      following business day

[letter] In Writing o Letter of instruction from the registered owner including the fund and account number and the number of shares or dollar amount you wish to sell
                    o No signature guarantee is required if your shares are
                      registered individually, jointly, or as custodian under the Uniform Gifts to Minors Act or Uniform Transfers to Minors Act, the proceeds of the redemption do not exceed $50,000, and the proceeds are payable to the registered owner(s) at the address of record

   Shares previously issued in certificate form cannot be redeemed until the certificated shares have been deposited to your account.


   TELEPHONE REDEMPTIONS. The Trust and the Transfer Agent will employ reasonable procedures to confirm that telephone instructions are genuine. Address and bank account information will be verified, telephone redemption instructions will be recorded on tape, and all redemptions will be confirmed in writing to you. If there has been an address change within the past 60 days, a telephone redemption will not be authorized. To the extent that procedures reasonably designed to prevent unauthorized telephone redemptions are not followed, the Trust and/or the Transfer Agent may be liable for following telephone instructions for redemption transactions that prove to be fraudulent. Broker-dealers other than Equity Planning have agreed to bear the risk of any loss resulting from any unauthorized telephone redemption instruction from the firm or its registered representatives. However, you would bear the risk of loss resulting from instructions entered by an unauthorized third party that the Trust and/or the Transfer Agent reasonably believe to be genuine. The Telephone Redemption Privilege may be modified or terminated at any time on 60 days notice to shareholders. In addition, during times of drastic economic or market changes, the Telephone Redemption Privilege may be difficult to exercise or may be temporarily suspended. In such event, a redemption may be effected by written request by following the procedure outlined above.

   WRITTEN REDEMPTIONS. If you elect not to use the telephone redemption or telephone exchange privileges, you must submit your request in writing. If the shares are being exchanged between accounts that are not identically registered, the signature on such request must be guaranteed by an eligible guarantor institution as defined by the Transfer Agent in accordance with its signature guarantee procedures. Currently, such procedures generally permit guarantees by banks, broker dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations.

REDEMPTION IN KIND
   To the extent consistent with state and federal law, the Funds may make payment of the redemption price either in cash or in kind. However, the Funds have elected to pay in cash all requests for redemption by any shareholder of record, limited in respect to each shareholder during any 90 day period to the lesser of $250,000 or 1% of the net asset value of the Funds at the beginning of such period. This election has been made pursuant to Rule 18f-1 under the Investment Company Act of 1940 and is irrevocable while the Rule is in effect unless the Securities and Exchange Commission, by order, permits the withdrawal thereof. In case of a redemption in kind, securities delivered in payment for shares would be readily marketable and valued at the same value assigned to them in computing the net asset value per share of the Funds. A shareholder receiving such securities would incur brokerage costs when selling the securities.


ACCOUNT REINSTATEMENT PRIVILEGE

   You have a one time privilege of using redemption proceeds from Class A, B, C and M Shares to purchase Class A Shares of any Affiliated Phoenix Fund with no sales charge (at net asset value next determined after the request for reinvestment is made). For federal income tax purposes, a redemption and reinvestment will be treated as a sale and purchase of shares. Special rules may apply in computing the amount of gain or loss in these situations. (See "Dividends, Distributions and Taxes" for information on the federal income tax treatment of a disposition of shares.) A written request to reinstate your account must be received by the Transfer Agent within 180 days of the redemption, accompanied by payment for the shares (not in excess of the redemption value). Class B shareholders who have had the contingent deferred sales charge waived through participation in the Systematic Withdrawal Program are not eligible to use the Reinstatement Privilege.

REDEMPTION OF SMALL ACCOUNTS

   Due to the relatively high cost of maintaining small accounts, the Funds reserve the right to redeem, at net asset value, the shares of any shareholder whose account has a value, due to redemptions, of less than $200. Before the Funds redeem these shares, the shareholder will be given notice that the value of the shares in the account is less than the minimum amount and will be allowed 30 days to make an additional investment in an amount which will increase the value of the account to at least $200.



                            DIVIDENDS, DISTRIBUTIONS
                                    AND TAXES


   Each Fund is treated as a separate entity for federal income tax purposes. Each Fund intends to elect to be treated as a regulated investment company ("RIC") and qualify annually as such under Subchapter M of the Internal Revenue Code (the "Code"). The Trustees believe that each Fund qualified as a RIC for its most recent fiscal year. In addition, each Fund intends to distribute annually to shareholders all or substantially all of its net investment income and net realized capital gains, after utilization of any capital loss carryover. As a result, each Fund will not be subject to federal income tax on the net investment income and net capital gains that it distributes. The discussion below is based upon the assumption that each Fund will qualify as a RIC.

   Each Fund intends to make distributions from net investment income semiannually, and intends to distribute net realized capital gains, if any, on an annual basis.

   Each Fund will be subject to a nondeductible 4% excise tax if it fails to meet certain calendar year distribution requirements. In order to prevent imposition of the excise tax, it may be necessary for the Funds to make distributions more frequently than described in the previous paragraph.

   Unless a shareholder elects to receive distributions in cash, dividends and capital gain distributions will be paid in additional shares of the Funds credited at the net asset value per share on the ex-date. Dividends and distributions, whether received in cash or in additional shares of a Fund, generally are subject to federal income tax and may be subject to state, local, and other taxes. Shareholders will be notified annually about the amount and character of distributions made to them by a Fund.

   Long-term capital gains, if any, distributed to shareholders and which are designated by a Fund as capital gain distributions, are taxable to shareholders as long-term capital gain distributions regardless of the length of time shares of the Fund have been held by the shareholder. Distributions of short-term capital gains and net investment income, if any, are taxable to shareholders as ordinary income.

   Dividends and distributions generally will be taxable to shareholders in the taxable year in which they are received. However, dividends and distributions declared by a Fund in October, November or December of any calendar year, with a record date in such a month, and paid during the following January, will be treated as if they were paid by the Fund and received by shareholders on December 31 of the calendar year in which they were declared.

   A redemption or other disposition (including an exchange) of shares of a Fund generally will result in the recognition of a taxable gain or loss, which will be a long- or short-term capital gain or loss (assuming the shares were a capital asset in the hands of the shareholder), depending upon a shareholder's holding period for his or her shares. In addition, if shares of a Fund are disposed of at a loss and are replaced (either through purchases or through reinvestment of dividends) within a period commencing 30 days before and ending 30 days after the disposition of such shares, the realized loss will be disallowed and appropriate adjustments to the tax basis of the new shares will be made. In addition, special rules may apply to determine the amount of gain or loss realized on any exchange.

   The foregoing is only a summary of some of the important tax considerations generally affecting each Fund and their shareholders. In addition to the federal income tax consequences described above, which are applicable to any investment in the Funds, there may be state or local tax considerations, and estate tax considerations, applicable to the circumstances of a particular investor. Also, legislation may be enacted in the future that could affect the tax consequences described above. Foreign shareholders may be subject to U.S. federal income tax rules that differ from those described above. For more information regarding distributions and taxes, see "Dividends, Distributions and Taxes" in the Statement of Additional Information.


IMPORTANT NOTICE REGARDING TAXPAYER IRS CERTIFICATION
   Pursuant to IRS regulations, the Funds may be required to withhold 31% of all reportable payments including any taxable dividends, capital gain distributions or share redemption proceeds for any account which does not have a taxpayer identification number or social security number and certain required certifications.


   The Funds reserve the right to refuse to open an account for any person failing to provide a taxpayer identification number along with the required certifications.

   Each Fund will send to its shareholders, within 31 days after the end of the calendar year, information which is required by the Internal Revenue Service for preparing federal income tax returns. Investors are urged to consult their attorney or tax adviser regarding specific questions as to federal, foreign, state or local taxes.



                             ADDITIONAL INFORMATION


ORGANIZATION OF THE TRUST
   The Trust was organized under Massachusetts law in 1986 as a business trust. On August 29, 1986, the Trust purchased all of the assets and assumed all of the liabilities of the Stock Series of National Securities Funds. National

Securities Funds, as such, had been in existence since 1940. The Trust continued the business of the Stock Series under the name "National Stock Fund." The Trustees subsequently voted to change the name of the Trust to "Phoenix Equity Opportunities Fund" to reflect the purchase of the Adviser by Phoenix Home Life and the affiliation with other Phoenix Funds. On May 24, 1995, the Trustees again changed the name of the Trust to "Phoenix Strategic Equity Series Fund."

   The Declaration of Trust provides that the Trust's Trustees are authorized to create an unlimited number of series and, with respect to each series, to issue an unlimited number of full and fractional shares of one or more Classes and to divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interests in the series. All shares have equal voting rights, except that only shares of the respective series or separate Classes within a series are entitled to vote on matters concerning only that series or Class. This Prospectus offers three series of the Trust. The Equity Opportunities Fund and the Small Cap Fund offer Class A and Class B Shares. The Strategic Theme Fund offers Class A, Class B, Class C Shares and a fourth Class, Class M Shares, which is closed to new investors and subsequent investments by existing shareholders.

   The shares of the Trust, when issued, will be fully paid and non-assessable, have no preference, preemptive, or similar rights, and will be freely transferable. There will normally be no meetings of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees holding office have been elected by shareholders, at which time the Trustees then in office will call a shareholders' meeting for the election of Trustees. Shareholders may, in accordance with the Declaration of Trust, cause a meeting of shareholders to be held for the purpose of voting on the removal of Trustees. Meetings of the shareholders will be called upon written request of shareholders holding in the aggregate not less than 10% of the outstanding shares having voting rights. Except as set forth above, the Trustees will continue to hold office and appoint successor Trustees. Shares do not have cumulative voting rights and the holders of more than 50% of the shares of the Trust voting for the election of Trustees can elect all of the Trustees of the Trust if they choose to do so and in such event the holders of the remaining shares would not be able to elect any Trustees. Shareholders are entitled to redeem their shares as set forth under "How to Redeem Shares."

   The Declaration of Trust establishing the Trust, dated June 25, 1986 (a copy of which, together with all amendments thereto, is on file in the office of the Secretary of the Commonwealth of Massachusetts), provides that the Trust's name refers to the Trustees under the Declaration of Trust collectively as Trustees, but not as individuals or personally; and no Trustee, shareholder, officer, employee or agent of the Trust shall be held to any personal liability, nor shall resort be had to their private property for the satisfaction of any obligation or claim of said Trust, but the "Trust Property" only shall be liable.

ADDITIONAL INQUIRIES
   Inquiries and requests for the Statement of Additional Information, the Annual Report to Shareholders and the Semiannual Report to Shareholders should be directed to Equity Planning at (800) 243-4361 or 100 Bright Meadow Boulevard, P.O. Box 2200, Enfield, Connecticut 06083-2200.


REGISTRATION STATEMENT

   This Prospectus omits certain information included in the Statement of Additional Information and Part C of the Registration Statement filed with the Securities and Exchange Commission under the Securities Act of 1933 and the 1940 Act. A copy of the Registration Statement may be obtained from the Securities and Exchange Commission in Washington, D.C.

                         BACKUP WITHHOLDING INFORMATION

Step 1. Please make sure that the social security number or taxpayer identification number (TIN) which appears on the Application complies with the following guidelines:

Account Type                         Give Social Security Number or Tax Identification Number of:
------------------------------------ ------------------------------------------------------------------------------------------
Individual                                Individual
------------------------------------ ------------------------------------------------------------------------------------------
Joint (or Joint Tenant)                   Owner who will be paying tax
------------------------------------ ------------------------------------------------------------------------------------------
Uniform Gifts to Minors                   Minor
------------------------------------ ------------------------------------------------------------------------------------------
Legal Guardian                            Ward, Minor or Incompetent
------------------------------------ ------------------------------------------------------------------------------------------
Sole Proprietor                           Owner of Business (also provide owner's name)
------------------------------------ ------------------------------------------------------------------------------------------
Trust, Estate, Pension Plan Trust         Trust, Estate, Pension Plan Trust (not personal TIN of fiduciary)
------------------------------------ ------------------------------------------------------------------------------------------
Corporation, Partnership,
Other Organization                        Corporation, Partnership, Other Organization
------------------------------------ ------------------------------------------------------------------------------------------
Broker/Nominee                            Broker/Nominee
------------------------------------ ------------------------------------------------------------------------------------------

Step 2. If you do not have a TIN, you must obtain Form SS-5 (Application for Social Security Number) or Form SS-4 (Application for Employer Identification Number) from your local Social Security or IRS office and apply for one. Write "Applied For" in the space on the application.

Step 3. If you are one of the entities listed below, you are exempt from backup withholding.
         o A corporation
         o Financial institution
         o Section 501(a) exempt organization (IRA, Corporate Retirement Plan, 403(b), Keogh)
         o United States or any agency or instrumentality thereof
         o A State, the District of Columbia, a possession of the United States, or any subdivision or instrumentality thereof
         o International organization or any agency or instrumentality thereof
         o Registered dealer in securities or commodities registered in the U.S. or a possession of the U.S.
         o Real estate investment trust
         o Common trust fund operated by a bank under section 584(a)

         o An exempt charitable remainder trust, or a nonexempt trust described in section 4947(a)(1)

         o Regulated Investment Company

If you are in doubt as to whether you are exempt, please contact the Internal Revenue Service.

Step 4. IRS Penalties--If you do not supply us with your TIN, you will be subject to an IRS $50 penalty unless your failure is due to reasonable cause and not willful neglect. If you fail to report interest, dividend or patronage dividend income on your federal income tax return, you will be treated as negligent and subject to an IRS 5% penalty tax on any resulting underpayment of tax unless there is clear and convincing evidence to the contrary. If you falsify information on this form or make any other false statement resulting in no backup withholding on an account which should be subject to a backup withholding, you may be subject to an IRS $500 penalty and certain criminal penalties including fines and imprisonment.


---------------

This Prospectus sets forth concisely the information about the Phoenix Strategic Equity Series Fund (the "Trust") which you should know before investing. Please read it carefully and retain it for future reference.

Phoenix Strategic Equity Series Fund has filed with the Securities and Exchange Commission a Statement of Additional Information about the Trust, dated August 28, 1998. The Statement contains more detailed information about the Trust and is incorporated into this Prospectus by reference. You may obtain a free copy of the Statement by writing the Trust c/o Phoenix Equity Planning Corporation, 100 Bright Meadow Boulevard, P.O. Box 2200, Enfield, Connecticut 06083-2200 or by calling (800) 243-4361.

Financial information relating to the Trust is contained in the Annual Report to Shareholders for the year ended April 30, 1998 and is incorporated into the Statement of Additional Information by reference.


                  [recycle logo] Printed on recycled paper using soybean ink

                                                     ------------------
PHOENIX FUNDS                                          BULK RATE MAIL
PO Box 2200                                             U.S. POSTAGE
Enfield CT 06083-2200                                       PAID
                                                       SPRINGFIELD, MA
                                                       PERMIT NO. 444
                                                     ------------------



[Phoenix logo]  PHOENIX
                INVESTMENT PARTNERS














PXP 690 (8/98)

                        PHOENIX EQUITY OPPORTUNITIES FUND
                          PHOENIX STRATEGIC THEME FUND
                             PHOENIX SMALL CAP FUND

                                101 Munson Street
                              Greenfield, MA 01301

                       Statement of Additional Information

                                 August 28, 1998

   This Statement of Additional Information is not a prospectus, but expands upon and supplements the information contained in the current Prospectus of the Phoenix Strategic Equity Series Fund (the "Trust"), dated August 28, 1998, and should be read in conjunction with it. The Trust's Prospectus may be obtained by calling Phoenix Equity Planning Corporation ("Equity Planning") at (800) 243-4361 or by writing to Equity Planning at 100 Bright Meadow Boulevard, P.O. Box 2200, Enfield, CT 06083-2200.


                                TABLE OF CONTENTS
                                                                          PAGE
                                                                          ----

THE TRUST..................................................................  1
INVESTMENT OBJECTIVES AND POLICIES.........................................  1
INVESTMENT RESTRICTIONS....................................................  1
INVESTMENT TECHNIQUES......................................................  2
PERFORMANCE INFORMATION ...................................................  8
PORTFOLIO TRANSACTIONS AND BROKERAGE.......................................  9
SERVICES OF THE ADVISER.................................................... 11
NET ASSET VALUE............................................................ 11
HOW TO BUY SHARES.......................................................... 12
ALTERNATIVE PURCHASE ARRANGEMENTS.......................................... 12
INVESTOR ACCOUNT SERVICES.................................................. 13
REDEMPTION OF SHARES....................................................... 14
DIVIDENDS, DISTRIBUTIONS AND TAXES......................................... 14
TAX SHELTERED RETIREMENT PLANS............................................. 15
THE DISTRIBUTOR............................................................ 15
DISTRIBUTION PLANS......................................................... 16
TRUSTEES AND OFFICERS ..................................................... 17
OTHER INFORMATION.......................................................... 26



                        Customer Service: (800) 243-1574
                            Marketing: (800) 243-4361
                        Telephone Orders: (800) 367-5877
                 Telecommunications Device (TTY)-(800) 243-1926




PXP731 (8/98)

                                    THE TRUST
   Phoenix Strategic Equity Series Fund is a diversified open-end management investment company which was organized under Massachusetts law in 1986 as a business trust. The Trust's Prospectus describes the investment objectives of the Phoenix Equity Opportunities Fund (the "Equity Opportunities Fund"), the Phoenix Strategic Theme Fund (the "Theme Fund"), and the Phoenix Small Cap Fund (the "Small Cap Fund"). The Equity Opportunities Fund, Theme Fund and Small Cap Fund are sometimes collectively referred to as the "Funds." The following discussion supplements the description of these Funds and investment policies and investment techniques in the Prospectus.



                       INVESTMENT OBJECTIVES AND POLICIES


   As discussed in the Prospectus, the investment objective of each Fund is deemed to be a fundamental policy which may not be changed without the approval of the holders of a majority of the outstanding shares of each Fund. Investment restrictions described in this Statement of Additional Information are fundamental policies of each Fund and may not be changed as to any Fund without the approval of such Fund's shareholders. There is no assurance that any Fund will meet its investment objective.



                             INVESTMENT RESTRICTIONS
FUNDAMENTAL POLICIES

   The following investment restrictions constitute fundamental policies of each Fund (unless otherwise indicated) which may be changed only upon approval by the holders of a majority of the outstanding shares of each Fund's shareholders. No Fund may:

 1. Borrow money, except that the Theme Fund and Small Cap Fund may borrow money for investment purposes, provided that any such borrowing for investment purposes with respect to such Fund is (a) authorized by the Trustees prior to any public distribution of the shares of such Fund or is authorized by the shareholders of such Fund thereafter, (b) is limited to 33 1/3% of the value of the total assets (taken at market value) of such Fund, and (c) is subject to an agreement by the lender that any recourse is limited to the assets of that Fund with respect to which the borrowing has been made;


 2.   Underwrite the securities of others;


 3. Deal in real estate (including real estate limited partnerships) except that any Fund may purchase marketable securities of companies that deal in real estate or interests therein including real estate investment trusts;


 4.   Deal in commodities or commodities contracts;


 5. Make loans to other persons except that any Fund may lend portfolio securities (up to 33% of net assets at the time the loan is made) to brokers or dealers or other financial institutions not affiliated with the Trust or the Adviser, subject to conditions established by the Adviser (see "Lending of Securities") and enter into repurchase transactions (in accordance with the Trust's current Prospectus).


 6.   Participate in any joint trading accounts;

 7.   Pledge, mortgage or hypothecate any securities or other property;

 8.   Purchase on margin;

 9.   Engage in short sales;

10.   Issue senior securities;


11. Invest more than 25% of its total assets of a Fund in any one industry or group of industries;

12. Purchase any securities (other than U.S. Government obligations) if, as a result, more than 5% of the value of the total assets of such Fund would be invested in securities of a single issuer;


13. Purchase any security if, as a result, more than 10% of any class of securities or more than 10% of the outstanding voting securities of any issuer would be held;


14. Purchase any security for the Equity Opportunities Fund unless (a) the issuer or its predecessor has had a three-year record of continuous operation during which it published balance sheets and income statements, (b) at the end of its last fiscal year, the issuer or its predecessor reported gross receipts of $1,000,000 and (c) the issuer or its predecessor had an operating profit for at least one fiscal year of the five years immediately preceding;


15. Purchase any security of an investment trust except for purchases in the open market where no commission or profit to a sponsor or dealer results from such purchases, other than a customary broker's commission; and

16.   Make an investment for the purpose of exercising control or management.

OTHER POLICIES

   The following investment restrictions do not constitute fundamental policies and may be changed without shareholder approval. No Fund may:

   1. Invest more than 15% of its net assets in illiquid securities, including
(a) securities with legal or contractual restrictions on resale (except in the case of securities issued pursuant to Rule 144A sold to qualifying institutional investors under special rules adopted by the Securities and Exchange Commission for which the Trustees of the Trust determine the secondary market is liquid),
(b) repurchase agreements maturing in more than seven days, and (c) securities that are not readily marketable.

   2. Purchase or retain any security of an issuer if the Trust officers, Trustees or Adviser, who individually own beneficially more than 1/2 of 1% of such issuer, together own more than 5% of such issuer's securities.


   3. Invest in interests in oil, gas or other mineral exploration development programs or leases.


   4. Invest more than 5% of a Fund's net assets in warrants and stock rights, valued at the lower of cost or market, or more than 2% of its net assets in warrants and stock rights that are not listed on the New York Stock Exchange or American Stock Exchange.


                              INVESTMENT TECHNIQUES

   The Funds may utilize the following practices or techniques in pursuing its investment objectives.


REPURCHASE AGREEMENTS

   Repurchase Agreements are agreements by which the Funds purchases a security and obtains a simultaneous commitment from the seller (a member bank of the Federal Reserve System or, to the extent permitted by the Investment Company Act of 1940, a recognized securities dealer) that the seller will repurchase the security at an agreed upon price and date. The resale price is in excess of the purchase price and reflects an agreed upon market rate unrelated to the coupon rate on the purchased security.

   A repurchase transaction is usually accomplished either by crediting the amount of securities purchased to the account of the custodian of the Funds maintained in a central depository of book-entry system or by physical delivery of the securities to the Trust's custodian in return for delivery of the purchase price to the seller. Repurchase transactions are intended to be short-term transactions with the seller repurchasing the securities, usually within seven days.

   Even though repurchase transactions usually do not impose market risks on the purchasing Fund, if the seller of the repurchase agreement defaults and does not repurchase the underlying securities, the Fund might incur a loss if the value of the underlying securities declines, and disposition costs may be incurred in connection with liquidating the underlying securities. In addition, if bankruptcy proceedings are commenced regarding the seller, realization upon the underlying securities may be delayed or limited, and a loss may be incurred if the underlying securities decline in value.


SECURITIES AND INDEX OPTIONS

   All Funds may write covered call options and purchase call and put options. Options and the related risks are summarized below.

   WRITING AND PURCHASING OPTIONS. Call options written by a Fund normally will have expiration dates between three and nine months from the date written. During the option period a Fund may be assigned an exercise notice by the broker-dealer through which the call option was sold, requiring the Fund to deliver the underlying security (or cash in the case of securities index calls) against payment of the exercise price. This obligation is terminated upon the expiration of the option period or at such earlier time as the Fund effects a closing purchase transaction. A closing purchase transaction cannot be effected with respect to an option once the Fund has received an exercise notice.

   The exercise price of a call option written by a Fund may be below, equal to or above the current market value of the underlying security or securities index at the time the option is written.


   A multiplier for an index option performs a function similar to the unit of trading for an option on an individual security. It determines the total dollar value per contract of each point between the exercise price of the option and the current level of the underlying index. A multiplier of 100 means that a one-point difference will yield $100. Options on different indices may have different multipliers.


   Securities indices for which options are currently traded include the Standard & Poor's 100 and 500 Composite Stock Price Indices, Computer/Business Equipment Index, Major Market Index, Amex Market Value Index, Computer Technology Index, Oil and Gas Index, NYSE Options Index, Gaming/Hotel Index, Telephone Index, Transportation Index, Technology Index, and Gold/Silver Index. A Fund may write call options and purchase call and put options on any other indices traded on a recognized exchange.

   Closing purchase transactions will ordinarily be effected to realize a profit on an outstanding call option written by a Fund to prevent an underlying security from being called, or to enable a Fund to write another call option with either a different exercise price or expiration date or both. A Fund may realize a net gain or loss from a closing purchase transaction depending upon whether the amount of the premium received on the call option is more or less than the cost of effecting the closing purchase transaction. If a call option written by a Fund expires unexercised, a Fund will realize a gain in the amount of the premium on the option less the commission paid.

   The option activities of a Fund may increase its portfolio turnover rate and the amount of brokerage commissions paid. A Fund will pay a commission each time it purchases or sells a security in connection with the exercise of an option. These commissions may be higher than those which would apply to purchases and sales of securities directly.

   LIMITATIONS ON OPTIONS. A Fund may write call options only if they are covered and if they remain covered so long as a Fund is obligated as a writer. If a Fund writes a call option on an individual security, a Fund will own the underlying security at all times during the option period. A Fund will write call options on indices only to hedge in an economically appropriate way portfolio securities which are not otherwise hedged with options or financial futures contracts. Call options on securities indices written by a Fund will be "covered" by identifying the specific portfolio securities being hedged.

   To secure the obligation to deliver the underlying security, the writer of a covered call option on an individual security is required to deposit the underlying security or other assets in escrow with the broker in accordance with clearing corporation and exchange rules. In the case of an index call option written by a Fund, a Fund will be required to deposit qualified securities. A "qualified security" is a security against which a Fund has not written a call option and which has not been hedged by a Fund by the sale of a financial futures contract. If at the close of business on any day the market value of the qualified securities falls below 100% of the current index value times the multiplier times the number of contracts, a Fund will deposit an amount of cash or liquid assets equal in value to the difference. In addition, when a Fund writes a call on an index which is "in-the-money" at the time the call is written, a Fund will segregate with its custodian bank cash or liquid assets equal in value to the amount by which the call is "in-the-money" times the multiplier times the number of contracts. Any amount segregated may be applied to a Fund's obligation to segregate additional amounts in the event that the market value of the qualified securities falls below 100% of the current index value times the multiplier times the number of contracts.

   A Fund may invest up to 5% of its total assets in exchange-traded or over-the-counter call and put options. A Fund may sell a call option or a put option which it has previously purchased prior to the purchase (in the case of a call) or the sale (in the case of a put) of the underlying security. Any such sale of a call option or a put option would result in a net gain or loss, depending on whether the amount received on the sale is more or less than the premium and other transaction costs paid.

   In connection with a Fund qualifying as a regulated investment company under the Internal Revenue Code, other restrictions on a Fund's ability to enter into option transactions may apply from time to time. See "Dividends, Distributions and Taxes."


   RISKS RELATING TO OPTIONS. During the option period, the writer of a call option has, in return for the premium received on the option, given up the opportunity for capital appreciation above the exercise price should the market price of the underlying security increase, but has retained the risk of loss should the price of the underlying security decline. The writer has no control over the time when it may be required to fulfill its obligation as a writer of the option.


   The risk of purchasing a call option or a put option is that a Fund may lose the premium it paid plus transaction costs. If a Fund does not exercise the option and is unable to close out the position prior to expiration of the option, it will lose its entire investment.

   An option position may be closed out only on an exchange which provides a secondary market for an option of the same series. Although a Fund will write and purchase options only when the Adviser believes that a liquid secondary market will exist for options of the same series, there can be no assurance that a liquid secondary market will exist for a particular option at a particular time and that a Fund, if it so desires, can close out its position by effecting a closing transaction. If the writer of a covered call option is unable to effect a closing purchase transaction, it cannot sell the underlying security until the option expires or the option is exercised. Accordingly, a covered call writer may not be able to sell the underlying security at a time when it might otherwise be advantageous to do so.


   Possible reasons for the absence of a liquid secondary market on an exchange include: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities; (iv) inadequacy of the facilities of an exchange or the clearing corporation to handle trading volume; and (v) a decision by one or more exchanges to discontinue the trading of options or impose restrictions on orders.


   Each exchange has established limitations governing the maximum number of call options, whether or not covered, which may be written by a single investor acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written on one or more accounts or through one or more brokers). An exchange may order the liquidation of positions found to be in violation of these limits and it may impose other sanctions or restrictions. The Adviser believes that the position limits established by the exchanges will not have any adverse impact upon a Fund or all of the Funds, in the aggregate.

   RISKS OF OPTIONS ON INDICES. Because the value of an index option depends upon movements in the level of the index rather than movements in the price of a particular security, whether a Fund will realize a gain or loss on the purchase or sale of an option on an index depends upon movements in the level of prices in the market generally or in an industry or market segment rather than upon movements in the price of an individual security. Accordingly, successful use by a Fund of options on indices will be subject to the Adviser's ability to predict correctly movements in the direction of the market generally or in the direction of a particular industry. This requires different skills and techniques than predicting changes in the prices of individual securities.

   Index prices may be distorted if trading of certain securities included in the index is interrupted. Trading in index options also may be interrupted in certain circumstances, such as if trading were halted in a substantial number of securities included in the index. If this occurred, a Fund would not be able to close out options which it had written or purchased and, if restrictions on exercise were imposed, might be unable to exercise an option it purchased, which would result in substantial losses to a Fund. However, it is the Trust's policy to write or purchase options only on indices which include a sufficient number of securities so that the likelihood of a trading halt in the index is minimized.

   Because the exercise of an index option is settled in cash, an index call writer cannot determine the amount of its settlement obligation in advance and, unlike call writing on portfolio securities, cannot provide in advance for its potential settlement obligation by holding the underlying securities. Consequently, a Fund will write call options on indices only subject to the limitations described above.

   Price movements in securities in a Fund's portfolio will not correlate perfectly with movements in the level of the index and, therefore, a Fund bears the risk that the price of the securities held by the Fund may not increase as much as the level of the index. In this event, the Fund would bear a loss on the call which would not be completely offset by movements in the prices of a Fund's portfolio securities. It is also possible that the index may rise when the value of a Fund's portfolio securities does not. If this occurred, the Fund would experience a loss on the call which would not be offset by an increase in the value of its portfolio and might also experience a loss in the market value of portfolio securities.

   Unless a Fund has other liquid assets which are sufficient to satisfy the exercise of a call on an index, a Fund will be required to liquidate portfolio securities in order to satisfy the exercise. Because an exercise must be settled within hours after receiving the notice of exercise, if a Fund fails to anticipate an exercise, to the extent permissible, it may have to borrow from a bank pending settlement of the sale of securities in its portfolio and pay interest on such borrowing.

   When a Fund has written a call on an index, there is also a risk that the market may decline between the time a Fund has the call exercised against it, at a price which is fixed as of the closing level of the index on the date of exercise, and the time a Fund is able to sell securities in its portfolio. As with options on portfolio securities, a Fund will not learn that a call has been exercised until the day following the exercise date but, unlike a call on a portfolio security where a Fund would be able to deliver the underlying security in settlement, a Fund may have to sell part of its portfolio securities in order to make settlement in cash, and the price of such securities might decline before they could be sold.

   If a Fund exercises a put option on an index which it has purchased before final determination of the closing index value for that day, it runs the risk that the level of the underlying index may change before closing. If this change causes the exercised option to fall "out-of-the-money" a Fund will be required to pay the difference between the closing index value and the exercise price of the option (multiplied by the applicable multiplier) to the assigned writer. Although a Fund may be able to minimize this risk by withholding exercise instructions until just before the daily cutoff time or by selling rather than exercising an option when the index level is close to the exercise price, it may not be possible to eliminate this risk entirely because the cutoff times for index options may be earlier than those fixed for other types of options and may occur before definitive closing index values are announced.


FINANCIAL FUTURES CONTRACTS AND RELATED OPTIONS

   Each Fund may use financial futures contracts and related options to hedge against changes in the market value of its portfolio securities or securities which it intends to purchase. Hedging is accomplished when an investor takes a position in the futures market opposite to his cash market position. There are two types of hedges--long (or buying) and short (or selling) hedges. Historically, prices in the futures market have tended to move in concert with cash market prices, and prices in the futures market have maintained a fairly predictable relationship to prices in the cash market. Thus, a decline in the market value of securities in a Fund's portfolio may be protected against to a considerable extent by gains realized on futures contracts sales. Similarly, it is possible to protect against an increase in the market price of securities which a Fund may wish to purchase in the future by purchasing futures contracts.

   These Funds may purchase or sell any financial futures contracts which are traded on a recognized exchange or board of trade. Financial futures contracts consist of interest rate futures contracts and securities index futures contracts. A public market presently exists in interest rate futures contracts covering long-term U.S. Treasury bonds, U.S. Treasury notes, three-month U.S. Treasury bills and GNMA certificates. Securities index futures contracts are currently traded with respect to the Standard & Poor's 500 Composite Stock Price Index and such other broad-based stock market indices as the New York Stock Exchange Composite Stock Index and the Value Line Composite Stock Price Index. A clearing corporation associated with the exchange or board of trade on which a financial futures contract trades assumes responsibility for the completion of transactions and also guarantees that open futures contracts will be performed.

   In contrast to the situation when such Fund purchases or sells a security, no security is delivered or received by these Funds upon the purchase or sale of a financial futures contract. Initially, these Funds will be required to deposit in a segregated account with its custodian bank an amount of cash, U.S. Treasury bills or liquid high grade debt obligations. This amount is known as initial margin and is in the nature of a performance bond or good faith deposit on the contract. The current initial margin deposit required per contract is approximately 5% of the contract amount. Brokers may establish deposit requirements higher than this minimum. Subsequent payments, called variation margin, will be made to and from the account on a daily basis as the price of the futures contract fluctuates. This process is known as marking to market.


   The writer of an option on a futures contract is required to deposit margin pursuant to requirements similar to those applicable to futures contracts. Upon exercise of an option on a futures contract, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's margin account. This amount will be equal to the amount by which the market price of the futures contract at the time of exercise exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract.

   Although financial futures contracts by their terms call for actual delivery or acceptance of securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery. Closing out is accomplished by effecting an offsetting transaction. A futures contract sale is closed out by effecting a futures contract purchase for the same aggregate amount of securities and the same delivery date. If the sale price exceeds the offsetting purchase price, the seller immediately would be paid the difference and would realize a gain. If the offsetting purchase price exceeds the sale price, the seller immediately would pay the difference and would realize a loss. Similarly, a futures contract purchase is closed out by effecting a futures contract sale for the same securities and the same delivery date. If the offsetting sale price exceeds the purchase price, the purchaser would realize a gain, whereas if the purchase price exceeds the offsetting sale price, the purchaser would realize a loss.


   Such Fund will pay commissions on financial futures contracts and related options transactions. These commissions may be higher than those which would apply to purchases and sales of securities directly.

   LIMITATIONS ON FUTURES CONTRACTS AND RELATED OPTIONS. A Fund may not engage in transactions in financial futures contracts or related options for speculative purposes but only as a hedge against anticipated changes in the market value of its portfolio securities or securities which it intends to purchase. A Fund may not purchase or sell financial futures contracts or related options if, immediately thereafter, the sum of the amount of initial margin deposits on that Fund's existing futures and related options positions and the premiums paid for related options would exceed 5% of the market value of that Fund's total assets after taking into account unrealized profits and losses on any such contracts. At the time of purchase of a futures contract or a call option on a futures contract, any asset, including equity securities and noninvestment grade debt so long as the asset is liquid, unencumbered and marked to market daily ("liquid assets"), equal to the market value of the futures contract minus a Fund's initial margin deposit with respect thereto will be deposited in a pledged account with the Trust's custodian bank to collateralize fully the position and thereby ensure that it is not leveraged.

   The extent to which a Fund may enter into financial futures contracts and related options also may be limited by the requirements of the Internal Revenue Code for qualifications as a regulated investment company. See "Dividends, Distributions and Taxes."

   RISKS RELATING TO FUTURES CONTRACTS AND RELATED OPTIONS. Positions in futures contracts and related options may be closed out only on an exchange which provides a secondary market for such contracts or options. A Fund will enter into an option or futures position only if there appears to be a liquid secondary market. However, there can be no assurance that a liquid secondary market will exist for any particular option or futures contract at any specific time. Thus, it may not be possible to close out a futures or related option position. In the case of a futures position, in the event of adverse price movements a Fund would continue to be required to make daily margin payments. In this situation, if a Fund has insufficient cash to meet daily margin requirements it may have to sell portfolio securities at a time when it may be disadvantageous to do so. In addition, a Fund may be required to take or make delivery of the securities underlying the futures contracts it holds. The inability to close out futures positions also could have an adverse impact on a Fund's ability to hedge its portfolio effectively.

   There are several risks in connection with the use of futures contracts as a hedging device. While hedging can provide protection against an adverse movement in market prices, it can also preclude a hedger's opportunity to benefit from a favorable market movement. In addition, investing in futures contracts and options on futures contracts will cause a Fund to incur additional brokerage commissions and may cause an increase in a Fund's portfolio turnover rate.

   The successful use of futures contracts and related options also depends on the ability of the Adviser to forecast correctly the direction and extent of market movements within a given time frame. To the extent market prices remain stable during the period a futures contract or option is held by a Fund or such prices move in a direction opposite to that anticipated, a Fund may realize a loss on the hedging transaction which is not offset by an increase in the value of its portfolio securities. As a result, a Fund's return for the period may be less than if it had not engaged in the hedging transaction.

   Utilization of futures contracts by a Fund involves the risk of imperfect correlation in movements in the price of futures contracts and movements in the price of the securities which are being hedged. If the price of the futures contract moves more or less than the price of the securities being hedged, a Fund will experience a gain or loss which will not be completely offset by movements in the price of the securities. It is possible that, where a Fund has sold futures contracts to hedge its portfolio against decline in the market, the market may advance and the value of securities held in a Fund's portfolio may decline. If this occurred, a Fund would lose money on the futures contract and would also experience a decline in value in its portfolio securities. Where futures are purchased to hedge against a possible increase in the prices of securities before a Fund is able to invest its cash (or cash equivalents) in securities (or options) in an orderly fashion, it is possible that the market may decline; if a Fund then determines not to invest in securities (or options) at that time because of concern as to possible further market decline or for other reasons, a Fund will realize a loss on the futures that would not be offset by a reduction in the price of the securities purchased.


   The market prices of futures contracts may be affected if participants in the futures market also elect to close out their contracts through off-setting transactions rather than to meet margin deposit requirements. In such case, distortions in the normal relationship between the cash and futures markets could result. Price distortions could also result if investors in futures contracts opt to make or take delivery of the underlying securities rather than to engage in closing transactions due to the resultant reduction in the liquidity of the futures market. In addition, due to the fact that, from the point of view of speculators, the deposit requirements in the futures markets are less onerous than margin requirements in the cash market, increased participation by speculators in the futures market could cause temporary price distortions. Due to the possibility of price distortions in the futures market and because of the imperfect correlation between movements in the prices of securities and movements in the prices of futures contracts, a correct forecast of market trends may still not result in a successful hedging transaction.


   Compared to the purchase or sale of futures contracts, the purchase of put or call options on futures contracts involves less potential risk for a Fund because the maximum amount at risk is the premium paid for the options plus transaction costs. However, there may be circumstances when the purchase of an option on a futures contract would result in a loss to a Fund while the purchase or sale of the futures contract would not have resulted in a loss, such as when there is no movement in the price of the underlying securities.


LEVERAGE

   The Funds may, from time to time, increase the Theme Fund's and Small Cap Fund's ownership of securities holdings above the amounts otherwise possible by borrowing from banks at fixed amounts of interest and investing the borrowed funds. These Funds will borrow only from banks, and only if immediately after such borrowing the value of the assets of these Funds (including the amount borrowed) less its liabilities (not including any borrowings) is at least three times the amount of funds borrowed for investment purposes. The effect of this provision is to permit the Funds to borrow up to 33 1/3% of the net assets of these Funds, not including the proceeds of any such borrowings. However, the amount of the borrowings will be dependent upon the availability and cost of credit from time to time. If, due to market fluctuations or other reasons, the value of such Fund's assets computed as provided above becomes at any time less than three times the amount of the borrowings for investment purposes, these Funds, within three business days, is required to reduce bank debt to the extent necessary to meet the required 300% asset coverage.

   Interest on money borrowed will be an expense of these Funds with respect to which the borrowing has been made. Because such expense would not otherwise be incurred, the net investment income of such Funds is not expected to be as high as it otherwise would be during periods when borrowings for investment purposes are substantial.

   Bank borrowings for investment purposes must be obtained on an unsecured basis. Any such borrowing must also be made subject to an agreement by the lender that any recourse is limited to the assets of the Fund with respect to which the borrowing has been made.

   Any investment gains made with the additional monies borrowed in excess of interest paid will cause the net asset value of these Funds' shares to rise faster than would otherwise be the case. On the other hand, if the investment performance of the additional securities purchased fails to cover their cost (including any interest paid on the monies borrowed) to these Funds, the net asset value of these Funds will decrease faster than would otherwise be the case.


FOREIGN SECURITIES

   Each of the Funds may purchase foreign securities, including those issued by foreign branches of U.S. banks. In any event, such investments in foreign securities will be limited to 25% of the total assets of each Fund (provided, however, the Theme Fund may invest up to 35% of its total assets in the securities of foreign issuers). Investments in foreign securities, particularly those of nongovernmental issuers, involve considerations which are not ordinarily associated with investing in domestic issues. These considerations include changes in currency rates, currency exchange control regulations, the possibility of expropriation, the unavailability of financial information, the difficulty of interpreting financial information prepared under foreign securities markets, the impact of political, social or diplomatic developments, difficulties in invoking legal process abroad and the difficulty of assessing economic trends in foreign countries.

   The Trust may use a foreign custodian in connection with its purchases of foreign securities and may maintain cash and cash equivalents in the care of a foreign custodian. The amount of cash or cash equivalents maintained in the care of eligible foreign custodians will be limited to an amount reasonably necessary to effect the Funds' foreign securities transactions. The use of a foreign custodian invokes considerations which are not ordinarily associated with domestic custodians. These considerations include the possibility of expropriations, restricted access to books and records of the foreign custodian, inability to recover assets that are lost while under the control of the foreign custodian, and the impact of political, social or diplomatic developments.


LOWER RATED CONVERTIBLE SECURITIES

   Convertible securities which are not rated in the four highest categories, in which a Fund may invest, are predominantly speculative with respect to the issuer's capacity to repay principal and interest and may include issues on which the issuer defaults.


LENDING PORTFOLIO SECURITIES

   In order to increase its return on investments, the Theme Fund and Small Cap Fund may make loans of its portfolio securities, as long as the market value of the loaned securities does not exceed 33% of the market or other fair value of that Fund's net assets. Loans of portfolio securities will always be fully collateralized by cash, U.S. Government Securities or other high quality debt securities at no less than 100% of the market value of the loaned securities (as marked to market daily) and made only to borrowers considered by the Adviser to be creditworthy. Lending portfolio securities involves a risk of delay in the recovery of the loaned securities and possibly the loss of the collateral if the borrower fails financially.


FOREIGN CURRENCY TRANSACTIONS

   Each Fund may engage in foreign currency transactions. The following is a description of these transactions:


   FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days ("Term") from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded directly between currency traders (usually large commercial banks) and their customers.


   No Fund intends to enter into such forward contracts if it would have more than 15% of the value of its total assets committed to such contracts on a regular or continuous basis. No Fund will enter into such forward contracts or maintain a net exposure in such contracts where it would be obligated to deliver an amount of foreign currency in excess of the value of its portfolio securities and other assets denominated in that currency. The Adviser believes that it is important to have the flexibility to enter into such forward contracts when it determines that to do so is in the best interests of a Fund. The Trust's custodian bank will be instructed to pledge liquid assets equal to the value of such contracts. If the value of the securities pledged declines, additional cash or securities will be added so that the pledged amount is not less than the amount of the Fund's commitments with respect to such contracts. Generally, no Fund will enter into a forward contract with a term longer than one year.


   FOREIGN CURRENCY OPTIONS. A foreign currency option provides the option buyer with the right to buy or sell a stated amount of foreign currency at the exercise price at a specified date or during the option period. A call option gives its owner the right, but not the obligation, to buy the currency, while a put option gives its owner the right, but not the obligation, to sell the currency. The option seller (writer) is obligated to fulfill the terms of the option sold if it is exercised. However, either seller or buyer may close its position during the option period for such options any time prior to expiration.


   A call rises in value if the underlying currency appreciates. Conversely, a put rises in value if the underlying currency depreciates. While purchasing a foreign currency option can protect a Fund against an adverse movement in the value of a foreign currency, it does not limit the gain which might result from a favorable movement in the value of such currency. For example, if a Fund were holding securities denominated in an appreciating foreign currency and had purchased a foreign currency put to hedge against a decline in the value of the currency, it would not have to exercise its put. Similarly, if a Fund had entered into a contract to purchase a security denominated in a foreign currency and had purchased a foreign currency call to hedge against a rise in the value of the currency but instead the currency had depreciated in value between the date of purchase and the settlement date, the Fund would not have to exercise its call but could acquire in the spot market the amount of foreign currency needed for settlement.

   FOREIGN CURRENCY FUTURES TRANSACTIONS. Each Fund may use foreign currency futures contracts and options on such futures contracts. Through the purchase or sale of such contracts, a Fund may be able to achieve many of the same objectives attainable through the use of foreign currency forward contracts, but more effectively and possibly at a lower cost.


   Unlike forward foreign currency exchange contracts, foreign currency futures contracts and options on foreign currency futures contracts are standardized as to amount and delivery period and are traded on boards of trade and commodities exchanges. It is anticipated that such contracts may provide greater liquidity and lower cost than forward foreign currency exchange contracts.


   REGULATORY RESTRICTIONS. To the extent required to comply with Securities and Exchange Commission Release No. IC-10666, when purchasing a futures contract or writing a put option, each Fund will maintain in a pledged account any asset, including equity securities and noninvestment grade debt so long as the asset is liquid, unencumbered and marked to market daily, equal to the value of such contracts.

   To the extent required to comply with Commodity Futures Trading Commission Regulation 4.5 and thereby avoid "commodity pool operator" status, a Fund will not enter into a futures contract or purchase an option thereon if immediately thereafter the initial margin deposits for futures contracts (including foreign currency and all other futures contracts) held by the Fund plus premiums paid by it for open options on futures would exceed 5% of the Fund's total assets. No Fund will engage in transactions in financial futures contracts or options thereon for speculation, but only to attempt to hedge against changes in market conditions affecting the values of securities which the Fund holds or intends to purchase. When futures contracts or options thereon are purchased to protect against a price increase on securities intended to be purchased later, it is anticipated that at least 75% of such intended purchases will be completed. When other futures contracts or options thereon are purchased, the underlying value of such contracts will at all times not exceed the sum of: (1) accrued profit on such contracts held by the broker; (2) cash or high quality money market instruments set aside in an identifiable manner; and (3) cash proceeds from investments due in 30 days.


INVESTING IN SMALL CAP ISSUERS

   Under normal market conditions, the Small Cap Fund expects to invest at least 65% of its total assets in equity securities of small capitalization companies. Market capitalizations of such issuers are determined at the time of purchase. While the issuers in which the Fund will primarily invest may offer greater opportunities for capital appreciation than larger capitalization issuers, investments in smaller companies may involve greater risks and thus may be considered speculative. For example, small companies may have limited product lines, markets or financial resources, or they may be dependent on a limited management group. Full development of these companies takes time and, for this reason, the Fund should be considered as a long-term investment and not as a vehicle for seeking short-term profits, nor should an investment in the Fund be considered a complete investment program. In addition, many small company stocks trade less frequently and in smaller volume, and may be subject to more abrupt or erratic price movements than stocks of large companies. The securities of small companies may also be more sensitive to market changes than the securities of large companies. These factors may result in above-average fluctuations in the net asset value of the Fund's shares. The Fund is not an appropriate investment for individual investors requiring safety of principal or a predictable return of income from their investment.


DERIVATIVE INVESTMENTS

   In order to hedge various portfolio positions, including to hedge against price movements in markets in which the Funds anticipate increasing their exposure, the Funds may invest in certain instruments which may be characterized as derivative investments. These investments include various types of interest rate transactions, options and futures. Such investments also may consist of indexed securities. Other of such investments have no express quantitative limitations, although they may be made solely for hedging purposes, not for speculation, and may in some cases be limited as to the type of counter-party permitted. Interest rate transactions involve the risk of an imperfect correlation between the index used in the hedging transactions and that pertaining to the securities which are the subject of such transactions. Similarly, utilization of options and futures transactions involves the risk of imperfect correlation in movements in the price of options and futures and movements in the price of the securities or interest rates which are the subject of the hedge. Investments in indexed securities, including inverse securities, subject the Funds to the risks associated with changes in the particular indices, which may include reduced or eliminated interest payments and losses of invested principal.


INDUSTRY CLASSIFICATIONS

   For each of the Funds, industry classifications are established by reference to the Directory of Companies Filing Annual Reports published by the SEC.


                             PERFORMANCE INFORMATION

   The Funds may, from time to time, include total return in advertisements or reports to shareholders or prospective investors. Performance information in advertisements and sales literature may be expressed as the yield of a Class or Fund and as the total return of any Class or Fund.

   Standardized quotations of average annual total return for each Class of Shares of a Fund will be expressed in terms of the average annual compounded rate of return for a hypothetical investment in such Class of Shares of a Fund over periods of 1, 5 and 10 years or up to the life of a Fund, calculated for each Class separately pursuant to the following formula: P(1 + T)(n) = ERV (where P = a hypothetical initial payment of $1,000, T = the average annual total return, n = the number of years, and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period). All total return figures reflect the deduction of a proportional share of each Class's expenses (on an annual basis), deduction of the maximum initial sales load in the case of Class A and Class M Shares and the maximum contingent deferred sales charge applicable to a complete redemption of the investment in the case of Class B and Class C Shares, and assume that all dividends and distributions are reinvested when paid. Performance data quoted for Class C and Class M Shares covering periods prior to the inception of Class C and Class M Shares will reflect historical performance of Class A Shares adjusted for the higher operating expenses applicable to Class C and Class M Shares.


   The Funds may, from time to time, include in advertisements containing total return the ranking of those performance figures relative to such figures for groups of mutual funds having similar investment objectives as categorized by ranking services such as Lipper Analytical Services, Inc., CDA Investment Technologies, Inc., Weisenberger Financial Services, Inc. and Morningstar, Inc. Additionally, the Funds may compare its performance results to other investment or savings vehicles (such as certificates of deposit) and may refer to results published in various publications such as Changing Times, Forbes, Fortune, Money, Barrons, Business Week and Investor's Business Daily, Stanger's Mutual Fund Monitor, The Stanger Register, Stanger's Investment Adviser, The Wall Street Journal, The New York Times, Consumer Reports, Registered Representative, Financial Planning, Financial Services Weekly, Financial World, U.S. News and World Report, Standard & Poor's The Outlook, and Personal Investor. The Funds may, from time to time, illustrate the benefits of tax deferral by comparing taxable investments to investments made through tax-deferred retirement plans. The total return may also be used to compare the performance of the Funds against certain widely acknowledged outside standards or indices for stock and bond market performance, such as the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500"), Standard & Poor's 400 MidCap Index ("S&P 400"), Dow Jones Industrial Average, Russell 2000 Index, Russell 2000 Growth Index, Europe Australia Far East Index (EAFE), Consumer Price Index, Lehman Brothers Corporate Index and Lehman Brothers T-Bond Index.

   Advertisements, sales literature and other communications may contain information about the Funds and Adviser's current investment strategies and management style. Current strategies and style may change to allow the Funds to respond quickly to changing market and economic conditions. From time to time, the Funds may include specific portfolio holdings or industries in such communications. To illustrate components of overall performance, the Funds may separate its cumulative and average annual returns into income and capital gains components; or cite separately as a return figure the equity or bond portion of a Fund's portfolio; or compare a Fund's equity or bond return future to well-known indices of market performance, including, but not limited to: the S&P 500, Dow Jones Industrial Average, CS First Boston High Yield Index and Salomon Brothers Corporate and Government Bond Indices.

   For Equity Opportunities Fund for the 1, 5 and 10 year periods ended April 30, 1998, the average annual total return of the Class A Shares was 37.86%, 13.00% and 13.10%, respectively. Class B average annual total return for the 1 year period and since inception July 19, 1994 to April 30, 1998 was 39.58% and 16.39%, respectively. The Theme Fund's 1 year average annual return and since inception October 16, 1995 for Class A shares was 29.75% and 19.31% and, for Class B Shares was 31.18% and 19.83%, respectively. Class C and Class M Shares average annual total return since inception November 3, 1997 to April 30, 1998 was 7.02% and 4.37%, respectively. The Small Cap Fund's 1 year average annual return and from inception October 16, 1995 for Class A shares was 45.14% and 32.79% and for Class B Shares was 47.16% and 33.61%, respectively. Performance information reflects only the performance of a hypothetical investment in each Class during the particular time period on which the calculations are based. Performance information should be considered in light of the Fund's investment objectives and policies, characteristics and quality of the portfolio, and the market condition during the given time period, and should not be considered as a representation of what may be achieved in the future.

   The Funds may also compute aggregate cumulative total return for specified periods based on a hypothetical Class A, Class B, Class C or Class M account with an assumed initial investment of $10,000. The aggregate total return is determined by dividing the net asset value of this account at the end of the specified period by the value of the initial investment and is expressed as a percentage. Calculation of aggregate total return reflects payment of the Class A and Class M Shares' maximum sales charge of 4.75% and 3.50%, respectively, and assumes reinvestment of all income dividends and capital gain distributions during the period. Based on the foregoing for the Equity Opportunities Fund, the Class A Share's aggregate cumulative total return quotation for the period commencing August 1, 1944 and ending April 30, 1998 was 29,023.91%.

   The Funds also may quote annual, average annual and annualized total return and aggregate total return performance data, for each Class of shares of the Funds, both as a percentage and as a dollar amount based on a hypothetical $10,000 investment for various periods other than those noted below. Such data will be computed as described above, except that (1) the rates of return calculated will not be average annual rates, but rather, actual annual, annualized or aggregate rates of return and (2) the maximum applicable sales charge will not be included with respect to annual, annualized or aggregate rate of return calculations.


                      PORTFOLIO TRANSACTIONS AND BROKERAGE

   The Adviser places orders for the purchase and sale of securities, supervises their execution and negotiates brokerage commissions on behalf of the Funds. It is the practice of the Adviser to seek the best prices and execution of orders and to negotiate brokerage commissions which the Adviser's opinion are reasonable in relation to the value of the brokerage services provided by the executing broker. Brokers who have executed orders for the Funds are asked to quote a fair commission for their services. If the execution is satisfactory and if the requested rate approximates rates currently being quoted by the other brokers selected by the Adviser, the rate is deemed by the Adviser to be reasonable. Brokers may ask for higher rates of commission if all or a portion of the securities involved in the transaction are positioned by the broker, if the broker believes it has brought the Funds an unusually favorable trading opportunity, or if the broker regards its research services as being of exceptional value, and payment of such commissions is authorized by the Adviser after the transaction has been consummated. If the Adviser more than occasionally differs with the broker's appraisal of opportunity or value, the broker would not be selected to execute trades in the future.

   The Adviser believes that the Funds benefit with a securities industry comprised of many and diverse firms and that the long-term interest of shareholders of the Funds is best served by its brokerage policies which include paying a fair commission rather than seeking to exploit its leverage to force the lowest possible commission rate. The primary factors considered in determining the firms to which brokerage orders are given are the Adviser's appraisal of: the firm's ability to execute the order in the desired manner; the value of research services provided by the firm; and the firm's attitude toward and interest in mutual funds in general, including the sale of mutual funds managed and sponsored by the Adviser. The Adviser does not offer or promise to any broker an amount or percentage of brokerage commissions as an inducement or reward for the sale of shares of the Funds. Over-the-counter purchases and sales are transacted directly with principal market-makers except in those circumstances where in the opinion of the Adviser better prices and execution are available elsewhere.

   The Trust has adopted a policy and procedures governing the execution of aggregated advisory client orders ("bunching procedures") in an attempt to lower commission costs on a per-share and per-dollar basis. According to the bunching procedures, the Adviser shall aggregate transactions unless it believes in its sole discretion that such aggregation is inconsistent with its duty to seek best execution (which shall include the duty to seek best price) for the Trust. No advisory account of the Adviser is to be favored over any other account and each account that participates in an aggregated order is expected to participate at the average share price for all transactions of the Adviser in that security on a given business day, with all transaction costs shared pro rata based on the Trust's participation in the transaction. If the aggregated order is filled in its entirety, it shall be allocated among the Adviser's accounts in accordance with the allocation order, and if the order is partially filled, it shall be allocated pro rata based on the allocation order. Notwithstanding the foregoing, the order may be allocated on a basis different from that specified in the allocation order if all accounts of the Adviser whose orders are allocated receive fair and equitable treatment and the reason for such different allocation is explained in writing and is approved in writing by the Adviser's compliance officer as soon as practicable after the opening of the markets on the trading day following the day on which the order is executed. If an aggregated order is partially filled and allocated on a basis different from that specified in the allocation order, no account that is benefited by such different allocation may intentionally and knowingly effect any purchase or sale for a reasonable period following the execution of the aggregated order that would result in it receiving or selling more shares than the amount of shares it would have received or sold had the aggregated order been completely filled. The Trustees will annually review these procedures or as frequently as shall appear appropriate.

   In general terms, the nature of research services provided by brokers encompasses statistical and background information, and forecasts and interpretations with respect to U.S. and foreign economies, U.S. and foreign money markets, fixed income markets and equity markets, specific industry groups, and individual issues. Research services will vary from firm to firm, with broadest coverage generally from the large full-line firms. Smaller firms in general tend to provide information and interpretations on a smaller scale, frequently with a regional emphasis. In addition, several firms monitor federal, state, local and foreign political developments; many of the brokers also provide access to outside consultants. The outside research assistance is particularly useful to the Adviser's staff since the brokers as a group tend to monitor a broader universe of securities and other matters than the Adviser's staff can follow. In addition, it provides the Adviser with a diverse perspective on financial markets. Research and investment information is provided by these and other brokers at no cost to the Adviser and is available for the benefit of other accounts advised by the Adviser and its affiliates and not all of this information will be used in connection with the Trust. While this information may be useful in varying degrees and may tend to reduce the Adviser's expenses, it is not possible to estimate its value and in the opinion of the Adviser it does not reduce the Adviser's expenses in a determinable amount. The extent to which the Adviser makes use of statistical, research and other services furnished by brokers is considered by the Adviser in the allocation of brokerage business but there is no formula by which such business is allocated. The Adviser does so in accordance with its judgment of the best interest of the Trust and its shareholders.

   A high rate of Portfolio turnover involves a correspondingly higher amount of brokerage commissions and other costs which must be borne directly by the Trust and indirectly by shareholders. The Portfolio turnover for the fiscal years ended April 30, 1997 and 1998 for the Equity Opportunities Fund was 412% and 371%, respectively. The Portfolio turnover for the fiscal years ended April 30, 1997 and 1998 for the Small Cap Fund was 325% and 498%, respectively. The Portfolio turnover for the fiscal years ended April 30, 1997 and 1998 for the Strategic Theme Fund was 532% and 618%, respectively. The management of the Funds is no longer conducted by the same persons who managed the Funds during that period, and the Adviser believes that Portfolio turnover will be reduced.

   During the fiscal years ended April 30, 1996, 1997 and 1998, brokerage commissions paid by the Funds totalled $1,208,440, $2,686,635 and $3,579,420, respectively. During the same periods, no commissions were paid to the Distributor. Brokerage commissions of $1,889,725 paid during the fiscal year ended April 30, 1998 were paid on portfolio transactions aggregating $1,583,452,304 executed by brokers who provided research and other statistical and factual information.

                             SERVICES OF THE ADVISER

   The offices of Phoenix Investment Counsel, Inc., (PIC) are located at 56 Prospect Street, Hartford, Connecticut 06115. PIC serves as investment adviser to 33 mutual funds within the Phoenix Family of mutual funds and as adviser or subadviser to other mutual funds and the accounts of institutional investors.

   Effective June 1, 1998, National Securities & Research Corporation ("National") assigned its investment advisory agreement for the Equity Opportunities Fund to PIC. PIC and National are both subsidiaries of Phoenix Investment Partners, Ltd. (formerly Phoenix Duff & Phelps Corporation). Phoenix Home Life Mutual Insurance Company ("Phoenix Home Life") owns a majority interest in Phoenix Investment Partners, Ltd. Phoenix Home Life is a mutual insurance company engaged in the insurance and investment businesses. Phoenix Home Life's principal place of business is located at One American Row, Hartford, Connecticut.

   The Adviser provides certain services and facilities required to carry on the day-to-day operations of the Funds (for which it receives a management fee) other than the costs of printing and mailing proxy materials, reports and notices to shareholders; legal, auditing and accounting services; regulatory filing fees and expenses of printing the Trust's registration statement (but the Distributor purchases such copies of the Funds' prospectuses and reports and communications to shareholders as it may require for sales purposes); insurance expense; association membership dues; brokerage fees; and taxes.

   Each Fund will pay expenses incurred in its own operation and will also pay a portion of the Trust's administration expenses allocated on the basis of the asset values of the respective Fund.

   As compensation for its services, PIC receives a fee from the Equity Opportunities Fund, which is accrued daily against the value of the Fund's net assets and is paid by the Fund monthly. The fee is computed at an annual rate of
 .70% of the Fund's average daily net assets of up to $1 billion, .65% of the Fund's average daily net assets from $1 billion to $2 billion, and .60% of the Fund's average net assets in excess of $2 billion. For the fiscal years 1996, 1997 and 1998 the net management fees paid by the Fund to National were $1,394,239, $1,408,901 and $1,326,599, respectively.

   For managing the investments, or directing the management of the investments of the Theme Fund and the Small Cap Fund, PIC is entitled to a monthly fee at the annual rate of 0.75% of the average daily net asset values of the Funds up to $1 billion; 0.70% of such value between $1 billion and $2 billion; and 0.65% of such value in excess of $2 billion. For the fiscal years 1996, 1997 and 1998, the combined management fee paid by the Theme Fund and Small Cap Fund was $295,479, $2,736,920 and $3,626,998, respectively.

   The Management Agreement with National was approved by the Trustees on March 16, 1993 and by the shareholders of the Equity Opportunities Fund on April 30, 1993. The Management Agreement with PIC was approved by the Trustees on May 24, 1995. The Management Agreements shall continue in effect for successive annual periods, provided that such continuance is specifically approved annually by a majority of the Trustees who are not interested persons of the parties thereto (as defined in the 1940 Act) and by either (a) the Trustees or (b) vote of a majority of the outstanding securities of the Trust (as defined in the 1940
Act).

   The Management Agreements may be terminated without penalty at any time by the Trustees or by a vote of a majority of the outstanding voting securities of the Trust upon 60 days written notice addressed to the Adviser at its principal place of business; and by the Adviser upon 60 days written notice addressed to the Trust at its principal place of business. The Management Agreements will terminate automatically in the event of their "assignment" as defined in Section 2(a)(4) of the 1940 Act.

   Philip R. McLoughlin, a trustee and officer of the Fund, is also a director of the Adviser. Michael E. Haylon and William R. Moyer, officers of the Fund, are also directors and officers of the Adviser. G. Jeffrey Bohne, Nancy G. Curtiss, J. Roger Engemann, Timothy M. Heaney, Ron K. Jacks, William E. Keen, III, Richard D. Little, James E. Mair, Leonard J. Saltiel, Gail P. Seneca, Thomas N. Steenburg, John S. Tilson, Pierre G. Trinque and James D. Wehr, officers of the Fund, are also officers of the Adviser.


                                 NET ASSET VALUE

   The net asset value per share of each Fund is determined as of the close of trading of the New York Stock Exchange (the "Exchange") on days when the Exchange is open for trading. The Exchange will be closed on the following observed national holidays: New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Since the Funds do not price securities on weekends or United States national holidays, the net asset value of a Fund's foreign assets may be significantly affected on days when the investor has no access to the Funds. The net asset value per share of a Fund is determined by adding the values of all securities and other assets of the Fund, subtracting liabilities, and dividing by the total number of outstanding shares of the Fund. Assets and liabilities are determined in accordance with generally accepted accounting principles and applicable rules and regulations of the Securities and Exchange Commission. The total liability allocated to a Class, plus that Class's distribution fee and any other expenses allocated solely to that Class, are deducted from the proportionate interest of such Class in the assets of the Fund, and the resulting amount of each is divided by the number of shares of that Class outstanding to produce the net asset value per share.

   A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary exchange for such security by the Trustees or their delegates. Because of the need to obtain prices as of the close of trading on various exchanges throughout the world, the calculation of net asset value may not take place for any Fund which invests in foreign securities contemporaneously with the determination of the prices of the majority of the portfolio securities of such Fund. All assets and liabilities initially expressed in foreign currency values will be converted into United States dollar values at the mean between the bid and ask quotations of such currencies against United States dollars as last quoted by any recognized dealer. If an event were to occur after the value of an investment was so established but before the net asset value per share was determined, which was likely to materially change the net asset value, then the instrument would be valued using fair value considerations by the Trustees or their delegates. If at any time a Fund has investments where market quotations are not readily available, such investments are valued at the fair value thereof as determined in good faith by the Trustees although the actual calculations may be made by persons acting pursuant to the direction of the Trustees.


                                HOW TO BUY SHARES
   The minimum initial investment is $500 and the minimum subsequent investment is $25. However, both the minimum initial and subsequent investment amounts are $25 for investments pursuant to the "Investo-Matic" plan, a bank draft investing program administered by Distributor, or pursuant to the Systematic Exchange privilege or for an individual retirement account (IRA). In addition, there are no subsequent investment minimum amounts in connection with the reinvestment of dividend or capital gain distributions. Completed applications for the purchase of shares should be mailed to: Phoenix Funds, c/o State Street Bank and Trust Company, P.O. Box 8301, Boston, MA 02266-8301.


   The Trust has authorized one or more brokers to accept on its behalf purchase and redemption orders. Such brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Trust's behalf. The Trust will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee, accepts the order. Customer orders will be priced at the Funds' net asset values next computed after they are accepted by an authorized broker or the broker's authorized designee.


                        ALTERNATIVE PURCHASE ARRANGEMENTS
   Shares may be purchased from investment dealers at a price equal to their net asset value per share, plus a sales charge which, at the election of the purchaser, may be imposed either (i) at the time of the purchase (the "initial sales charge alternative") or (ii) on a contingent deferred basis (the "deferred sales charge alternative"). Orders received by dealers prior to the close of trading on the New York Stock Exchange are confirmed at the offering price effective at that time, provided the order is received by the Distributor prior to its close of business.


   The alternative purchase arrangements permit an investor to choose the method of purchasing shares that is more beneficial given the amount of the purchase, the length of time the investor expects to hold the shares, whether the investor wishes to receive distributions in cash or to reinvest them in additional shares of the Funds, and other circumstances. Investors should consider whether, during the anticipated life of their investment in a Fund, the accumulated continuing distribution services fee and contingent deferred sales charges on Class B or C Shares would be less than the initial sales charge and accumulated distribution services fee on Class A or M Shares purchased at the same time. NOTE, ONLY THE THEME FUND OFFERS CLASS C SHARES AND CLASS M SHARES ARE CLOSED TO NEW INVESTORS AND SUBSEQUENT INVESTMENTS.

   Dividends paid by the Funds, if any, with respect to each Class of Shares will be calculated in the same manner at the same time on the same day, except that fees such as higher distribution fees and any incremental transfer agency costs relating to each Class of Shares will be borne exclusively by that Class. See "Dividends, Distributions and Taxes."


CLASS A SHARES

   Class A Shares incur a sales charge when they are purchased and enjoy the benefit of not being subject to any sales charge when they are redeemed. Class A Shares are subject to ongoing distribution and service fees at an annual rate of up to 0.30% of the Funds' aggregate average daily net assets attributable to the Class A Shares; however, the Distributor has voluntarily agreed to waive 0.05% of the fees for the current fiscal year. In addition, certain purchases of Class A Shares qualify for reduced initial sales charges. See the Funds' current Prospectus for additional information.


CLASS B SHARES

   Class B Shares do not incur a sales charge when they are purchased, but they are subject to a sales charge if they are redeemed within five years of purchase. The deferred sales charge may be waived in connection with certain qualifying redemptions. See the Funds' current Prospectus for additional information.

   Class B Shares are subject to ongoing distribution and service fees at an aggregate annual rate of up to 1.00% of the Funds' aggregate average daily net assets attributable to the Class B Shares. Class B Shares enjoy the benefit of permitting all of the investor's dollars to work from the time the investment is made. The higher ongoing distribution and service fees paid by Class B Shares will cause such shares to have a higher expense ratio and to pay lower dividends, to the extent any dividends are paid, than those related to Class A Shares. Class B Shares will automatically convert to Class A Shares eight years after the end of the calendar month in which the shareholder's order to purchase was accepted, in the circumstances and subject to the qualifications described in the Funds Prospectus. The purpose of the conversion feature is to relieve the holders of the Class B Shares that have been outstanding for a period of time sufficient for the adviser and the Distributor to have been compensated for distribution expenses related to the Class B Shares from most of the burden of such distribution related expenses.

   Class B Shares include all shares purchased, pursuant to the deferred sales charge alternative, which have been outstanding for less than the period ending eight years after the end of the month in which the shares were issued. At the end of this period, Class B Shares will automatically convert to Class A Shares and will no longer be subject to the higher distribution and service fees. Such conversion will be on the basis of the relative net asset value of the two Classes without the imposition of any sales load, fee or other charge.

   For purposes of conversion to Class A, shares purchased through the reinvestment of dividends and distributions paid in respect of Class B Shares in a shareholder's Fund account will be considered to be held in a separate subaccount. Each time any Class B Shares in the shareholder's Fund account (other than those in the subaccount) convert to Class A, an equal pro rata portion of the Class B Share dividends in the subaccount will also convert to Class A Shares.

CLASS C SHARES (THEME FUND ONLY)
   Class C Shares are purchased without an initial sales charge but are subject to a deferred sales charge if redeemed within one year of purchase. The deferred sales charge may be waived in connection with certain qualifying redemptions. Shares issued in conjunction with the automatic reinvestment of income distributions and capital gain distributions are not subject to any sales charges. Class C Shares are subject to an ongoing distribution and services fee at an aggregate annual rate of up to 1.00% of the Fund's aggregate average daily net assets attributable to Class C Shares. See the Funds' current Prospectus for more information.

CLASS M SHARES (THEME FUND ONLY)
   CLASS M SHARES ARE CLOSED TO NEW INVESTORS AND SUBSEQUENT INVESTMENTS. Class M Shares incur a sales charge at the time of purchase but are not subject to any sales charge when redeemed. Certain purchases of Class M Shares may qualify for reduced initial sales charges as described in the Funds' Prospectus. Class M Shares are subject to ongoing distribution and service fees at an aggregate annual rate of up to 0.50% of the Fund's aggregate average daily net assets attributable to Class M Shares.


                            INVESTOR ACCOUNT SERVICES

   The Funds offer combination purchase privileges, letters of intent, accumulation plans, withdrawal plans and reinvestment and exchange privileges as described in the Funds' current Prospectus. Certain privileges may not be available in connection with all classes. In most cases, changes to account services may be accomplished over the phone. Inquiries regarding policies and procedures relating to shareholder account services should be directed to Shareholder Services at (800) 243-1574.

EXCHANGES
   Under certain circumstances, shares of any Affiliated Phoenix Fund may be exchanged for shares of the same Class of another Affiliated Phoenix Fund on the basis of the relative net asset values per share at the time of the exchange. Exchanges are subject to the minimum initial investment requirement of the designated Fund, Series, or Portfolio, except if made in connection with the Systematic Exchange privilege. Shareholders may exchange shares held in book-entry form for an equivalent number (value) of the same Class of shares of any other Affiliated Phoenix Fund, if currently offered. Exchanges will be based upon each fund's net asset value per share next computed after the close of business, without sales charge. On exchanges with share classes that carry a contingent deferred sales charge, the CDSC schedule of the original shares purchased continues to apply. The exchange of shares is treated as a sale and purchase for federal income tax purposes (see also "Dividends, Distributions and Taxes").

   SYSTEMATIC EXCHANGES. If the conditions above have been met, you or your broker may, by telephone or written notice, elect to have shares exchanged for the same Class of shares of another Affiliated Phoenix Fund automatically on a monthly, quarterly, semiannual or annual basis or may cancel this privilege at any time. If you maintain an account balance of at least $5,000, or $2,000 for tax qualified retirement benefit plans (calculated on the basis of the net asset value of the shares held in a single account), you may direct that shares be automatically exchanged at predetermined intervals for shares of the same Class of another Affiliated Phoenix Fund. This requirement does not apply to Phoenix "Self Security" program participants. Systematic exchanges will be executed upon the close of business on the 10th day of each month or the next succeeding business day. Systematic exchange forms are available from the Distributor.

DIVIDEND REINVESTMENT ACROSS ACCOUNTS
   If you maintain an account balance of at least $5,000, or $2,000 for tax qualified retirement benefit plans (calculated on the basis of the net asset value of the shares held in a single account), you may direct that any dividends and distributions paid with respect to shares in that account be automatically reinvested in a single account of one of the other Affiliated Phoenix Funds at net asset value. You should obtain a current prospectus and consider the objectives and policies of each fund carefully before directing dividends and distributions to another fund. Reinvestment election forms and prospectuses are available from Equity Planning.

Distributions may also be mailed to a second payee and/or address. Requests for directing distributions to an alternate payee must be made in writing with a signature guarantee of the registered owner(s). To be effective with respect to a particular dividend or distribution, notification of the new distribution option must be received by the Transfer Agent at least three days prior to the record date of such dividend or distribution. If all shares in your account are repurchased or redeemed or transferred between the record date and the payment date of a dividend or distribution, you will receive cash for the dividend or distribution regardless of the distribution option selected.

                              REDEMPTION OF SHARES

   Under the 1940 Act, payment for shares redeemed must ordinarily be made within seven days after tender. The right to redeem shares may be suspended and payment therefor postponed during periods when the New York Stock Exchange is closed, other than customary weekend and holiday closings, or if permitted by rules of the Securities and Exchange Commission, during periods when trading on the Exchange is restricted or during any emergency which makes it impracticable for the Trust to dispose of its securities or to determine fairly the value of its net assets or during any other period permitted by order of the Securities and Exchange Commission for the protection of investors. Furthermore, the Transfer Agent will not mail redemption proceeds until checks received for shares purchased have cleared, which may take up to 15 days or more after receipt of the check. See the Funds' current Prospectus for further information.

   The Trust has authorized one or more brokers to accept on its behalf purchase and redemption orders. Such brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Trust's behalf. The Trust will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee, accepts the order. Customer orders will be priced at the Funds' net asset values next computed after they are accepted by an authorized broker or the broker's authorized designee.


   Redemptions by Class B and Class C shareholders will be subject to the applicable deferred sales charge, if any.


   Each shareholder account in the Funds which has been in existence for at least one year and has a value of less than $200 may be redeemed upon the giving of not less than 30 days written notice to the shareholder mailed to the address of record. During the 60 day period the shareholder has the right to add to the account to bring its value to $200 or more. See the Funds' current Prospectus for more information.


BY MAIL

   Shareholders may redeem shares by making written request, executed in the full name of the account, directly to Phoenix Funds c/o State Street Bank and Trust Company, P.O. Box 8301, Boston, MA 02266-8301. However, when certificates for shares are in the possession of the shareholder, they must be mailed or presented, duly endorsed in the full name of the account, with a written request to Equity Planning that the Trust redeem the shares. See the Funds' current Prospectus for more information.


TELEPHONE REDEMPTIONS

   Shareholders who do not have certificated shares may redeem up to $50,000 worth of their shares by telephone. See the Funds' current Prospectus for additional information.


REINVESTMENT PRIVILEGE

   Shareholders who may have overlooked features of their investment at the time they redeemed have a privilege of reinvestment of their investment at net asset value. See the Funds' current Prospectus for more information and conditions attached to this privilege.


                       DIVIDENDS, DISTRIBUTIONS AND TAXES

   Each Fund is treated as a separate entity for federal income tax purposes. Each Fund intends to elect to be treated as a regulated investment company ("RIC") and qualify annually as such under certain provisions of the Internal Revenue Code (the "Code"). Under such provisions, each Fund will not be subject to federal income tax on such part of its ordinary income and net realized capital gains which it distributes to shareholders provided it meets certain distribution requirements. To qualify for treatment as a regulated investment company, each Fund must, among other things, derive in each taxable year at least 90% of its gross income from dividends, interest and gains from the sale or other disposition of securities. If in any taxable year a Fund does not qualify as a regulated investment company, all of its taxable income will be taxed to the Fund at corporate rates.

   The Code imposes a 4% nondeductible excise tax on a regulated investment company if it does not distribute to its shareholders during the calendar year an amount equal to 98% of the Fund's net ordinary income, with certain adjustments, for such calendar year, plus 98% of the Fund's net capital gains for the 12-month period ending on October 31 of such calendar year. In addition, an amount equal to any undistributed investment company taxable income or capital gain net income from the previous calendar year must also be distributed to avoid the excise tax. The excise tax is imposed on the amount by which the regulated investment company does not meet the foregoing distribution requirements. If a Fund has taxable income that would be subject to the excise tax, the Fund intends to distribute such income so as to avoid payment of the excise tax.

   Under another provision of the Code, any dividend declared by the Funds to shareholders of record in October, November and December of any year will be deemed to have been received by, and will be taxable to shareholders as of December 31 of such year, provided that the dividend is actually paid by a Fund before February 1 of the following year.

   The Funds' policy is to distribute to its shareholders all or substantially all investment company taxable income as defined in the Code and any net realized capital gains for each year and consistent therewith to meet the distribution requirements of Part I of subchapter M of the Code. Each Fund intends to meet the other requirements of Part I of subchapter M, including the requirements with respect to diversification of assets and sources of income, so that each Fund will pay no taxes on net investment income and net realized capital gains distributed to shareholders.

   Under certain circumstances, the sales charge incurred in acquiring shares of a Fund may not be taken into account in determining the gain or loss on the disposition of those shares. This rule applies where shares of a Fund are disposed of within 90 days after the date on which they were acquired and new shares of a regulated investment company are acquired without a sales charge or at a reduced sales charge. In that case, the gain or loss realized on the disposition will be determined by excluding from the tax basis of the shares disposed of all or a portion of the sales charge incurred in acquiring those shares. This exclusion applies to the extent that the otherwise applicable sales charge with respect to the newly acquired shares is reduced as a result of the shareholder having incurred a sales charge initially. The portion of the sales charge affected by this rule will be treated as a sales charge paid for the new shares.

   Distributions by a Fund reduce the net asset value of the Fund's shares. Should a distribution reduce the net asset value of a share below a shareholder's cost for the shares, such a distribution nevertheless generally would be taxable to the shareholder as ordinary income or long-term capital gain, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implications of buying shares just prior to a distribution by a Fund. The price of shares purchased at that time may include the amount of the forthcoming distribution, but the distribution generally would be taxable to them.

   Transactions in options on stock indices are subject to the Code rules of section 1256. Pursuant to these rules, such options, whether sold by a Fund during a taxable year or held by a Fund at the close of its taxable year, will be treated as if sold for their market value, with 40% of any resulting gain or loss treated as short-term and 60% long-term.


   A high portfolio turnover rate may result in the realization of larger amounts of short-term gains, which are taxable to shareholders as ordinary income.

IMPORTANT NOTICE REGARDING TAXPAYER IRS CERTIFICATION

   Pursuant to IRS Regulations, the Funds may be required to withhold 31% of all reportable payments including any taxable dividends, capital gains distributions or share redemption proceeds, for an account which does not have a taxpayer identification number or social security number and certain required certifications. The Funds reserve the right to refuse to open an account for any person failing to provide a taxpayer identification number along with the required certifications.

   Each Fund will furnish its shareholders, within 31 days after the end of the calendar year, with information which is required by the Internal Revenue Service for preparing income tax returns.

   Investors are urged to consult their attorney or tax adviser regarding specific questions as to federal, foreign, state or local taxes.


                         TAX SHELTERED RETIREMENT PLANS

   Shares of the Funds and other Affiliated Phoenix Funds may be offered in connection with employer-sponsored 401(k) plans. PIC and its affiliates may provide administrative services to these plans and to their participants, in addition to the services that PIC and its affiliates provide to the Phoenix Funds, and may receive compensation therefor. For information on the terms and conditions applicable to employee participation in such plans, including information on applicable plan administrative charges and expenses, prospective investors should consult the plan documentation and employee enrollment information which is available from participating employers.


                                 THE DISTRIBUTOR

   Pursuant to an Underwriting Agreement with the Trust, Phoenix Equity Planning Corporation (the "Distributor"), an indirect, less than wholly-owned subsidiary of Phoenix Home Life and an affiliate of PIC, serves as Distributor for the Funds. The address of the Distributor is 100 Bright Meadow Blvd., P.O. Box 2200, Enfield, Connecticut 06083-2200. The Distributor conducts a continuous offering pursuant to a "best efforts" arrangement requiring the Distributor to take and pay for only such securities as may be sold to the public. During the fiscal years 1996, 1997 and 1998, purchasers of Fund shares paid aggregate sales charges of $1,825,565, $4,241,930 and $2,025,485, respectively, of which the Distributor for the Funds received net commissions of $206,540, $736,095 and $1,058,952, respectively, for its services, the balance being paid to dealers. The fees were used to compensate sales and service persons for selling shares of the Funds and for providing services to shareholders. In addition, the fees were used to compensate the Distributor for sales and promotional activities.

   The Underwriting Agreement may be terminated at any time on not more than 60 days written notice, without payment of a penalty, by the Distributor, by vote of a majority of the outstanding voting securities of the Trust, or by vote of a majority of the Trustees who are not "interested persons" of the Trust and who have no direct or indirect financial interest in the operation of the Distribution Plans or in any related agreements. The Underwriting Agreement will terminate automatically in the event of its assignment.

   Dealers with whom the Distributor has entered into sales agreements receive sales charges in accordance with the commission table set forth in the Prospectus. The Distributor may, from time to time, pay from its own resources or pursuant to the Distribution Plans described below, a bonus or other incentive to dealers (other than the Distributor) which employ a registered representative who sells a minimum dollar amount of the shares of the Funds during a specific period of time. Such bonus or other incentive may take the form of payment for travel expenses, including lodging, incurred in connection with trips taken by qualifying registered representatives and members of their families to places within or without the United States or other bonuses such as gift certificates or the cash equivalent of such bonuses. The Distributor may, from time to time, reallow the entire portion of the sales charge which it normally retains to individual selling dealers. However, such additional reallowance generally will be made only when the selling dealer commits to substantial marketing support such as internal wholesaling through dedicated personnel, internal communications and mass mailings.

   Equity Planning also acts as administrative agent of the Trust and as such performs administrative, bookkeeping and pricing functions for the Funds. For services as financial agent, Equity Planning will be paid a fee equal to the sum of (1) the documented cost of fund accounting and related services provided by PFPC, Inc., as subagent, to the financial agent, plus (2) the documented cost of the financial agent to provide financial reporting and tax services and oversight of the subagent's performance. The current fee schedule of PFPC, Inc. is based upon the average of the aggregate daily net asset values of each Fund, at the following incremental annual rates:

               First $200 million                            .085%
               $200 million to $400 million                  .05%
               $400 million to $600 million                  .03%
               $600 million to $800 million                  .02%
               $800 million to $1 billion                    .015%
               Greater than $1 billion                       .0125%

   Percentage rates are applied to the aggregate daily net asset values of the Funds. PFPC, Inc. also charges minimum fees and additional fees for each additional class of fund shares. Equity Planning retains PFPC, Inc. as subagent for each of the funds for which Equity Planning serves as financial agent. PFPC, Inc. agreed to a modified fee structure and waived certain charges. Because PFPC, Inc.'s arrangement would have favored smaller funds over larger funds, Equity Planning reallocates PFPC, Inc.'s overall asset-based charges among all funds for which it serves as financial agent on the basis of the relative net assets of each fund. As a result, the PFPC, Inc. charges to the Funds are expected to be slightly less than the amount that would be found through direct application of the table illustrated above. For its services during the Trust's fiscal year ended April 30, 1998, Equity Planning received $342,867.


                               DISTRIBUTION PLANS

   The Trust has adopted separate amended and restated distribution plans under Rule 12b-1 of the 1940 Act for each Class of Shares of each Fund of the Trust (the "Class A Plan," the "Class B Plan," the "Class C Plan," the "Class M Plan" and collectively the "Plans"). The Plans permit the Trust to reimburse the Distributor for expenses incurred in connection with activities intended to promote the sale of shares of each Class of Shares of the Trust and to pay the Distributor for providing shareholder services. For fiscal year 1999, the Distributor has voluntarily agreed to waive the distribution fees for Class A Shares.

   Pursuant to the Plans, the Funds will pay the Distributor 0.25% annually of the average daily net assets of the Funds for furnishing services to shareholders and will reimburse the Distributor for actual expenses of the Distributor up to 0.05% of the average daily net assets of the Fund's Class A Shares, up to 0.75% of the average daily net assets of the Funds' Class B Shares and Class C Shares, respectively, and up to 0.25% annually of the average daily net assets of the Funds' Class M Shares. Expenditures under the Plans shall consist of: (i) commissions to sales personnel for selling shares of the Funds (including underwriting fees and financing expenses incurred in connection with the payment of commissions); (ii) compensation, sales incentives and payments to sales, marketing and service personnel; (iii) payments to broker-dealers and other financial institutions which have entered into agreements with the Distributor in the form of the Dealer Agreement for Phoenix Funds for services rendered in connection with the sale and distribution of shares of the Funds;
(iv) payment of expenses incurred in sales and promotional activities, including advertising expenditures related to the Funds; (v) the costs of preparing and distributing promotional materials; (vi) the cost of printing the Funds' Prospectus and Statement of Additional Information for distribution to potential investors; and (vii) such other similar services that the Trustees determine are reasonably calculated to result in the sale of shares of the Funds.

   In order to receive payments under the Plans, participants must meet such qualifications to be established in the sole discretion of the Distributor, such as services to the Funds' shareholders; or services providing the Funds with more efficient methods of offering shares to coherent groups of clients, members or prospects of a participant; or services permitting bulking of purchases or sales, or transmission of such purchases or sales by computerized tape or other electronic equipment; or other processing.

   The fee received by the Distributor under the early years of the Plans is not likely to reimburse the Distributor for the total distribution expenses it will actually incur as a result of the Funds having fewer assets and the Distributor incurring greater promotional expenses during the start-up phase. No amounts paid or payable by the Funds under the Plan for Class A Shares may be used to pay for, or reimburse payment for, sales or promotional services or activities unless such payment or reimbursement takes place prior to the earliest of (a) the last day of the one-year period commencing on the last day of the calendar quarter during which the specific service or activity was performed, or (b) the last day of the one-year period commencing on the last day of the calendar quarter during which payment for the services or activity was made by a third party on behalf of the Funds. The other Plans, however, do not limit the reimbursement of distribution related expenses to expenses incurred in specified time periods. If the Plans are terminated in accordance with their terms, the obligations of the Funds to make payments to the Distributor pursuant to the Plans will cease and the Funds will not be required to make any payments past the date on which each Plan terminates.

   For the fiscal year ended April 30, 1998, the Funds paid Rule 12b-1 Fees in the amount of $3,163,431, of which the principal underwriter received $1,999,009, W.S. Griffith & Co., Inc., an affiliate, received $122,695 and unaffiliated broker-dealers received $1,041,727. 12b-1 Fees paid by the Funds during last fiscal year were spent on: (1) advertising ($416,227); (2) printing and mailing of prospectuses to other than current shareholders ($44,421); (3) compensation to dealers ($2,520,971); (4) compensation to sales personnel ($738,543); (5) service costs ($171,425) and (6) other ($150,155).

   On a quarterly basis, the Trustees review a report on expenditures under the Plans and the purposes for which expenditures were made. The Trustees conduct an additional, more extensive review annually in determining whether the Plans will be continued. By its terms, continuation of the Plans from year to year is contingent on annual approval by a majority of the Trustees and by a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of the Plans or any related agreements (the "Plan Trustees"). The Plans provide that they may not be amended to increase materially the costs which the Funds may bear pursuant to the Plans without approval of the shareholders of the Funds and that other material amendments to the Plans must be approved by a majority of the Plan Trustees by vote cast in person at a meeting called for the purpose of considering such amendments. The Plans further provide that while they are in effect, the selection and nomination of Trustees who are not "interested persons" shall be committed to the discretion of the Trustees who are not "interested persons." The Plans may be terminated at any time by vote of a majority of the Plan Trustees or a majority of the outstanding shares of the relevant Class of the Trust.


   The National Association of Securities Dealers, Inc. (the "NASD") regards certain distribution fees as asset-based sales charges subject to NASD sales load limits. The NASD's maximum sales charge rule may require the Trustees to suspend distribution fees or amend the Plans.

                              TRUSTEES AND OFFICERS

   The Trustees and Officers of the Trust and their business affiliations for the past five years are set forth below and, unless otherwise noted, the address of each executive officer and Trustee is 56 Prospect Street, Hartford, Connecticut, 06115-0480.

                                   POSITIONS HELD                             PRINCIPAL OCCUPATIONS
NAME, ADDRESS AND AGE              WITH THE TRUST                            DURING THE PAST 5 YEARS
---------------------              --------------                            -----------------------

Robert Chesek (64)                 Trustee                Trustee/Director (1981-present) and Chairman (1989-1994),
49 Old Post Road                                          Phoenix Funds. Trustee, Phoenix-Aberdeen Series Fund and
Wethersfield, CT 06109                                    Phoenix Duff & Phelps Institutional Mutual Funds
                                                          (1996-present). Vice President, Common Stock, Phoenix Home
                                                          Life Mutual Insurance Company (1980-1994). Director/Trustee,
                                                          the National Affiliated Investment Companies (until 1993).

                                   POSITIONS HELD                             PRINCIPAL OCCUPATIONS
NAME, ADDRESS AND AGE              WITH THE TRUST                            DURING THE PAST 5 YEARS
---------------------              --------------                            -----------------------

E. Virgil Conway (69)              Trustee                Chairman, Metropolitan Transportation Authority
9 Rittenhouse Road                                        (1992-present). Trustee/Director, Consolidated Edison
Bronxville, NY 10708                                      Company of New York, Inc. (1970-present), Pace University
                                                          (1978-present), Atlantic Mutual Insurance Company
                                                          (1974-present), HRE Properties (1989-present), Greater New
                                                          York Councils, Boy Scouts of America (1985-present), Union
                                                          Pacific Corp. (1978-present), Blackrock Freddie Mac Mortgage
                                                          Securities Fund (Advisory Director) (1990-present),
                                                          Centennial Insurance Company (1974-present), Josiah Macy,
                                                          Jr., Foundation (1975-present), The Harlem Youth Development
                                                          Foundation (1987-present), Accuhealth (1994-present), Trism,
                                                          Inc. (1994-present), Realty Foundation of New York
                                                          (1972-present), New York Housing Partnership Development
                                                          Corp. (Chairman) (1981-present) and Fund Directions
                                                          (Advisory Director) (1993-present). Director/Trustee,
                                                          Phoenix Funds (1993-present). Trustee, Phoenix-Aberdeen
                                                          Series Fund and Phoenix Duff & Phelps Institutional Mutual
                                                          Funds (1996-present). Director, Duff & Phelps Utilities
                                                          Tax-Free Income Inc. and Duff & Phelps Utility and Corporate
                                                          Bond Trust Inc. (1995-present). Member, Audit Committee of the City of New York (1981-1996). Advisory Director,
                                                          Blackrock Fannie Mae Mortgage Securities Fund (1989-1996).
                                                          Chairman (1992-1995), Member (1990-1995), Financial
                                                          Accounting Standards Advisory Council (1992-1995).
                                                          Director/Trustee, the National Affiliated Investment
                                                          Companies (until 1993).

Harry Dalzell-Payne (69)           Trustee                Director/Trustee, Phoenix Funds (1983-present). Trustee,
330 East 39th Street                                      Phoenix-Aberdeen Series Fund and Phoenix Duff & Phelps
Apartment 29G                                             Institutional Mutual Funds (1996-present). Director, Duff &
New York, NY 10022                                        Phelps Utilities Tax-Free Income Inc. and Duff & Phelps
                                                          Utility and Corporate Bond Trust Inc. (1995-present).
                                                          Director, Farragut Mortgage Co., Inc. (1991-1994).
                                                          Director/Trustee, the National Affiliated Investment Companies
                                                          (1983-1993). Formerly a Major General of the British Army.

*Francis E. Jeffries (67)          Trustee                Director/Trustee, Phoenix Funds (1995-present). Trustee,
6585 Nicholas Blvd.                                       Phoenix-Aberdeen Series Inc. and Phoenix Duff & Phelps
Apt. 1601                                                 Institutional Mutual Funds (1996-present). Director, Duff &
Naples, FL 33963                                          Phelps Utilities Income Inc. (1987-present), Duff & Phelps
                                                          Utilities Tax-Free Income Inc. (1991-present) and Duff &
                                                          Phelps Utility and Corporate Bond Trust Inc. (1993-present).
                                                          Director, The Empire District Electric Company (1984-present).
                                                          Director (1989-1997), Chairman of the Board (1993-1997),
                                                          President (1989-1993), and Chief Executive Officer (1989-1995),
                                                          Phoenix Investment Partners, Ltd.

                                   POSITIONS HELD                             PRINCIPAL OCCUPATIONS
NAME, ADDRESS AND AGE              WITH THE TRUST                            DURING THE PAST 5 YEARS
---------------------              --------------                            -----------------------

Leroy Keith, Jr. (59)              Trustee                Chairman and Chief Executive Officer, Carson Products
Chairman and Chief                                        Company (1995-present). Director/Trustee, Phoenix Funds
Executive Officer                                         (1980-present). Trustee, Phoenix-Aberdeen Series Fund and
Carson Products Company                                   Phoenix Duff & Phelps Institutional Mutual Funds (1996-
64 Ross Road                                              present). Director, Equifax Corp. (1991-present) and
Savannah, GA 30750                                        Evergreen International Fund, Inc. (1989-present). Trustee,
                                                          Evergreen Liquid Trust, Evergreen Tax Exempt Trust,
                                                          Evergreen Tax Free Fund, Master Reserves Tax Free Trust, and
                                                          Master Reserves Trust. President, Morehouse College
                                                          (1987-1994). Chairman and Chief Executive Officer, Keith
                                                          Ventures (1992-1994). Director/Trustee, the National
                                                          Affiliated Investment Companies (until 1993).

*Philip R. McLoughlin (51)         Trustee and            Chairman (1997-present), Director (1995-present),Vice
                                   President              Chairman (1995-1997) and Chief Executive Officer
                                                          (1995-present), Phoenix Investment Partners, Ltd. Director
                                                          (1994-present) and Executive Vice President, Investments
                                                          (1988-present), Phoenix Home Life Mutual Insurance Company.
                                                          Director/Trustee and President, Phoenix Funds
                                                          (1989-present). Trustee and President, Phoenix-Aberdeen
                                                          Series Fund and Phoenix Duff & Phelps Institutional Mutual
                                                          Funds (1996-present). Director, Duff & Phelps Utilities
                                                          Tax-Free Income Inc. (1995-present) and Duff & Phelps
                                                          Utility and Corporate Bond Trust Inc. (1995-present).
                                                          Director (1983-present) and Chairman (1995-present), Phoenix
                                                          Investment Counsel, Inc. Director (1984-present) and
                                                          President (1990-present), Phoenix Equity Planning
                                                          Corporation. Director (1993-present), Chairman
                                                          (1993-present) and Chief Executive Officer (1993-1995),
                                                          National Securities & Research Corporation. Director,
                                                          Phoenix Realty Group, Inc. (1994-present), Phoenix Realty
                                                          Advisors, Inc. (1987-present), Phoenix Realty Investors,
                                                          Inc. (1994-present), Phoenix Realty Securities, Inc.
                                                          (1994-present), PXRE Corporation (Delaware) (1985-present), and World Trust Fund (1991-present). Director and Executive
                                                          Vice President, Phoenix Life and Annuity Company
                                                          (1996-present). Director and Executive Vice President, PHL
                                                          Variable Insurance Company (1995-present). Director, Phoenix
                                                          Charter Oak Trust Company (1996-present). Director and Vice
                                                          President, PM Holdings, Inc. (1985-present). Director, PHL
                                                          Associates, Inc. (1995-present). Director and President,
                                                          Phoenix Securities Group, Inc. (1993-1995). Director
                                                          (1992-present) and President (1992-1994), W.S. Griffith &
                                                          Co., Inc. Director (1992-present) and President (1992-1994).
                                                          Director/Trustee, the National Affiliated Investment
                                                          Companies (until 1993).

**Everett L. Morris (70)           Trustee                Vice President, W.H. Reaves and Company (1993-present).
164 Laird Road                                            Director/Trustee, Phoenix Funds (1995-present). Trustee,
Colts Neck, N.J. 07722                                    Phoenix-Aberdeen Series Fund and Phoenix Duff & Phelps
                                                          Institutional Mutual Funds (1996-present). Director, Duff &
                                                          Phelps Utilities Tax-Free Income Inc. (1991-present) and
                                                          Duff & Phelps Utility and Corporate Bond Trust Inc.
                                                          (1993-present).

                                   POSITIONS HELD                             PRINCIPAL OCCUPATIONS
NAME, ADDRESS AND AGE              WITH THE TRUST                            DURING THE PAST 5 YEARS
---------------------              --------------                            -----------------------

*James M. Oates (52)               Trustee                Chairman, IBEX Capital Markets LLC (1997-present). Managing
 Managing Director                                        Director, Wydown Group (1994-present). Director, Phoenix
 The Wydown Group                                         Investment Partners, Ltd. (1995-present). Director/Trustee,
 IBEX Capital Markets LLC                                 Phoenix Funds (1987-present). Trustee, Phoenix-Aberdeen
 60 State Street                                          Series Fund and Phoenix Duff & Phelps Institutional
 Suite 950                                                Mutual Funds (1996-present). Director, AIB Govett
 Boston, MA 02109                                         Funds. (1991-present), Blue Cross and Blue Shield of
                                                          New Hampshire (1994-present), Investors Financial Service
                                                          Corporation (1995-present), Investors Bank & Trust Corporation
                                                          (1995-present), Plymouth Rubber Co. (1995-present), Stifel
                                                          Financial (1996-present) and Command Systems, Inc.
                                                          (1998-present). Vice Chairman, Massachusetts Housing
                                                          Partnership (1992-present). Member, Chief Executives
                                                          Organization (1996-present). Director (1984-1994), President
                                                          (1984-1994) and Chief Executive Officer (1986-1994), Neworld
                                                          Bank. Director/Trustee, the National Affiliated Investment
                                                          Companies (until 1993).

*Calvin J. Pedersen (56)           Trustee                Director (1986-present), President (1993-present) and
Phoenix Investment                                        Executive Vice President (1992-1993), Phoenix Investment
Partners, Ltd.                                            Partners, Ltd. Director/Trustee, Phoenix Funds
55 East Monroe Street                                     (1995-present). Trustee, Phoenix-Aberdeen Series Fund and
Suite 3600                                                Phoenix Duff & Phelps Institutional Mutual Funds
Chicago, IL 60603                                         (1996-present). President and Chief Executive Officer, Duff
                                                          & Phelps Utilities Tax-Free Income Inc. (1995-present), Duff
                                                          & Phelps Utilities Income Inc. (1994-present) and Duff &
                                                          Phelps Utility and Corporate Bond Trust Inc. (1995-present).

**Herbert Roth, Jr. (69)           Trustee                Director/Trustee, Phoenix Funds (1980-present). Trustee,
134 Lake Street                                           Phoenix-Aberdeen Series Fund and Phoenix Duff & Phelps
P.O. Box 909                                              Institutional Mutual Funds (1996-present). Director, Boston
Sherborn, MA 01770                                        Edison Company (1978-present), Landauer, Inc. (medical
                                                          services) (1970-present), Tech Ops./Sevcon, Inc. (electronic controllers) (1987-present), and Mark IV Industries
                                                          (diversified manufacturer) (1985-present). Member, Directors
                                                          Advisory Counsel Phoenix Home Life Mutual Insurance Company
                                                          (1998-present). Director, Key Energy Group (oil rig service)
                                                          (1988-1994) and Phoenix Home Life Mutual Insurance Company
                                                          (1972-1998). Director/Trustee, the National Affiliated
                                                          Investment Companies (until 1993).

Richard E. Segerson (52)           Trustee                Managing Director, Mullin Associates (1993-present).
102 Valley Road                                           Director/Trustee, Phoenix Funds (1993-present). Trustee,
New Canaan, CT 06840                                      Phoenix-Aberdeen Series Fund and Phoenix Duff & Phelps
                                                          Institutional Mutual Funds (1996-present). Vice President
                                                          and General Manager, Coats & Clark, Inc. (previously Tootal
                                                          American, Inc.) (1991-1993). Director/Trustee, the National
                                                          Affiliated Investment Companies (1984-1993).

                                   POSITIONS HELD                             PRINCIPAL OCCUPATIONS
NAME, ADDRESS AND AGE              WITH THE TRUST                            DURING THE PAST 5 YEARS
---------------------              --------------                            -----------------------

Lowell P. Weicker, Jr. (67)        Trustee                Trustee/Director, Phoenix Funds (1995-present). Trustee,
731 Lake Avenue                                           Phoenix-Aberdeen Series Fund and Phoenix Duff & Phelps
Greenwich, CT 06830                                       Institutional Mutual Funds (1996-present). Director, UST
                                                          Inc. (1995-present), HPSC Inc. (1995-present), Burroughs
                                                          Wellcome Fund (1996-present), and Compuware (1996-present).
                                                          Visiting Professor, University of Virginia (1997-present).
                                                          Director, Duty Free International, Inc. (1997). Chairman,
                                                          Dresing, Lierman, Weicker (1995-1996). Governor of the State
                                                          of Connecticut (1991-1995).

Michael E. Haylon (40)             Executive              Director and Executive Vice President--Investments, Phoenix
                                   Vice                   Investment Partners, Ltd. (1995-present). Executive Vice
                                   President              President, Phoenix Funds (1993-present) and Phoenix-Aberdeen
                                                          Series Fund (1996-present). Executive Vice President
                                                          (1997-present), Vice President, Phoenix Duff & Phelps
                                                          Institutional Mutual Funds (1996-1997). Director
                                                          (1994-present), President (1995-present), Executive Vice
                                                          President (1994-1995), Vice President (1991-1994), Phoenix
                                                          Investment Counsel, Inc. Director (1994-present), President
                                                          (1996-present), Executive Vice President (1994-1996), Vice
                                                          President (1993-1994), National Securities & Research
                                                          Corporation. Director, Phoenix Equity Planning Corporation
                                                          (1995-present). Senior Vice President, Securities
                                                          Investments, Phoenix Home Life Mutual Insurance Company
                                                          (1993-1995).

John F. Sharry (46)                Executive              Managing Director, Retail, Phoenix Equity Planning
                                   Vice                   Corporation (1995-present). Executive Vice President,
                                   President              Phoenix Funds and Phoenix-Aberdeen Series Fund
                                                          (1998-present). Managing Director, Director and National
                                                          Sales Manager (December 1993 - November 1995), Senior
                                                          Vice President, Director and National Sales Manager
                                                          (December 1992 - December 1993), Putnam Funds.

J. Roger Engemann (57)             Senior Vice            President and Director, Roger Engemann & Associates, Inc.
                                   President              (1969-present). President and Director, Pasadena Capital
                                                          Corporation (1988-present). Chairman, President and Trustee,
                                                          Phoenix-Engemann Funds (1986-present). President and
                                                          Director, Roger Engemann Management Co., Inc.
                                                          (1985-present). Managing Director, Equities, Phoenix
                                                          Investment Counsel, Inc. (1998-present). Senior Vice
                                                          President, The Phoenix Edge Series Fund and Phoenix Series
                                                          Fund (1998-present).

Ronald K. Jacks (30)               Senior Vice            Managing Director, Equities, Phoenix Investment Counsel,
909 Montgomery St.                 President              Inc. and National Securities & Research Corporation
San Francisco, CA 94133                                   (1998-present). Secretary (1996-present) and Trustee
                                                          (1996-1997), Phoenix-Seneca Funds. Portfolio Manager
                                                          (1996-present), Seneca Capital Management LLC. Portfolio
                                                          Manager (1990-present), GMG/Seneca Capital Management, L.P.

Richard D. Little (49)             Senior Vice            Managing Director, Equities, Phoenix Investment Counsel,
909 Montgomery St.                 President              Inc. and National Securities & Research Corporation
San Francisco, CA 94133                                   (1998-present). Vice President, Phoenix-Seneca Funds
                                                          (1996-present). General Partner and Director of Equities,
                                                          GMG/Seneca Capital Management, L.P. (1989-present), Director of Equities, Seneca Capital Management LLC.

                                   POSITIONS HELD                             PRINCIPAL OCCUPATIONS
NAME, ADDRESS AND AGE              WITH THE TRUST                            DURING THE PAST 5 YEARS
---------------------              --------------                            -----------------------

James E. Mair (56)                 Senior Vice            Executive Vice President (1994-present), Senior Vice
                                   President              President (1983-1994), Roger Engemann & Associates, Inc.
                                                          Director (1990-present), Executive Vice President
                                                          (1994-present), Senior Vice President (1990-1994), Pasadena
                                                          Capital Corporation. Director, Pasadena National Trust
                                                          (1989-present). Executive Vice President (1994-present),
                                                          Security Analyst (1985-1994), Roger Engemann Management Co.,
                                                          Inc. Managing Director, Equities, Phoenix Investment
                                                          Counsel, Inc. (1998-present). Senior Vice President, The
                                                          Phoenix Edge Series Fund and Phoenix Series Fund
                                                          (1998-present).

Gail P. Seneca (42)                Senior Vice            Managing Director, Equities, Phoenix Investment Counsel,
909 Montgomery St.                 President              Inc. and National Securities & Research Corporation
San Francisco, CA 94133                                   (1998-present). President and Trustee (1996-present),
                                                          Phoenix-Seneca Funds. Managing Member (1996-present),
                                                          GMG/Seneca Capital Management LLC. Chief Investment Officer
                                                          and managing general partner (1989-present), GMG/Seneca
                                                          Capital Management, L.P.

John S. Tilson  (54)               Senior Vice            Executive Vice President (1994-present), Senior Vice
                                   President              President (1983-1994), Roger Engemann & Associates, Inc.
                                                          Director (1990-present), Executive Vice President
                                                          (1994-present), Senior Vice President (1990-1994), Pasadena
                                                          Capital Corporation. Chief Financial Officer and Secretary,
                                                          Phoenix-Engemann Funds (1988-present). Executive Vice
                                                          President (1994-present), Security Analyst (1985-1994),
                                                          Roger Engemann Management Co., Inc. Managing Director,
                                                          Equities, Phoenix Investment Counsel, Inc. (1998-present).
                                                          Senior Vice President, The Phoenix Edge Series Fund and
                                                          Phoenix Series Fund (1998-present).

William E. Keen, III (34)          Vice President         Assistant Vice President (1996-present), Director of Mutual
100 Bright Meadow Blvd.                                   Fund Compliance (1995-1996), Phoenix Equity Planning
P.O. Box 2200                                             Corporation (1996-present). Vice President, Phoenix Funds,
Enfield, CT 06083-2200                                    Phoenix Duff & Phelps Institutional Mutual Funds and
                                                          Phoenix-Aberdeen Series Fund (1996-present). Assistant Vice
                                                          President, USAffinity Investments LP, (1994-1995). Treasurer
                                                          and Secretary, USAffinity Funds (1994-1995). Manager, Fund
                                                          Administration, SEI Corporation (1991-1994).

                                   POSITIONS HELD                             PRINCIPAL OCCUPATIONS
NAME, ADDRESS AND AGE              WITH THE TRUST                            DURING THE PAST 5 YEARS
---------------------              --------------                            -----------------------

William R. Moyer (54)              Vice President         Senior Vice President and Chief Financial Officer, Phoenix
100 Bright Meadow Blvd.                                   Investment Partners, Ltd. (1995-present). Director
P.O. Box 2200                                             (1998-present), Senior Vice President, Finance
Enfield, CT 06083-2200                                    (1990-present), Chief Financial Officer (1996-present), and
                                                          Treasurer (1994-1996 and 1998-present), Phoenix Equity
                                                          Planning Corporation. Director (1998-present), Senior Vice
                                                          President (1990-present), Chief Financial Officer
                                                          (1996-present) and Treasurer (1994-present), Phoenix
                                                          Investment Counsel, Inc. Director (1998-present), Senior
                                                          Vice President, Finance (1993-present), Chief Financial
                                                          Officer (1996-present), and Treasurer (1994-present),
                                                          National Securities & Research Corporation. Senior Vice
                                                          President and Chief Operating Officer, Duff & Phelps
                                                          Investment Management Co. (1996-present). Vice President,
                                                          Phoenix Funds (1990-present), Phoenix-Duff & Phelps
                                                          Institutional Mutual Funds (1996-present) and
                                                          Phoenix-Aberdeen Series Fund (1996-present). Vice President,
                                                          Investment Products Finance, Phoenix Home Life Mutual
                                                          Insurance Company (1990-1995). Senior Vice President and
                                                          Chief Financial Officer, W. S. Griffith & Co., Inc.
                                                          (1992-1995) and Townsend Financial Advisers, Inc.
                                                          (1993-1995). Vice President, the National Affiliated
                                                          Investment Companies (until 1993).

Leonard J. Saltiel (44)            Vice President         Managing Director, Operations and Service (1996-present),
                                                          Senior Vice President (1994-1996), Phoenix Equity Planning
                                                          Corporation. Vice President, Phoenix Funds (1994-present),
                                                          Phoenix Duff & Phelps Institutional Mutual Funds
                                                          (1996-present) and Phoenix-Aberdeen Series Fund
                                                          (1996-present). Vice President, Investment Operations,
                                                          Phoenix Home Life Mutual Insurance Company (1994-1995).
                                                          Various positions with Phoenix Home Life Mutual Insurance
                                                          Company (1987-1994).

Pierre G. Trinque (42)             Vice President         Managing Director, Large Cap Growth Team (1997-present),
                                                          Managing Director, Director of Equity Research (1996-1997),
                                                          Senior Research Analyst (1996) and Associate Portfolio
                                                          Manager--Institutional Funds (1992-1995), Phoenix Investment
                                                          Counsel, Inc. Vice President, The Phoenix Edge Series Fund
                                                          (1997-present), Phoenix Series Fund (1997-present), Phoenix
                                                          Duff & Phelps Institutional Mutual Funds (1997-present),
                                                          Phoenix Multi-Portfolio Fund (1998-present) and Phoenix
                                                          Worldwide Opportunities Fund (1998-present).

G. Jeffrey Bohne (50)              Secretary              Vice President and General Manager, Phoenix Home Life Mutual
101 Munson Street                                         Insurance Co. (1993-present). Vice President, Mutual Fund
Greenfield, MA 01301                                      Customer Service, Phoenix Equity Planning Corporation
                                                          (1993-present). Secretary/Clerk, Phoenix Funds (1993-present),
                                                          Clerk, Phoenix Duff & Phelps Institutional Mutual Funds
                                                          (1996-present) and Phoenix-Aberdeen Series Fund
                                                          (1996-present).

                                   POSITIONS HELD                             PRINCIPAL OCCUPATIONS
NAME, ADDRESS AND AGE              WITH THE TRUST                            DURING THE PAST 5 YEARS
---------------------              --------------                            -----------------------

Nancy G. Curtiss (45)              Treasurer              Vice President, Fund Accounting (1994-present) and Treasurer
                                                          (1996-present), Phoenix Equity Planning Corporation. Treasurer,
                                                          Phoenix Funds (1994-present), Phoenix Duff & Phelps Institutional
                                                          Mutual Funds (1996-present) and Phoenix-Aberdeen Series Fund
                                                          (1996-present). Second Vice President and Treasurer, Fund
                                                          Accounting, Phoenix Home Life Mutual Insurance Company
                                                          (1994-1995). Various positions with Phoenix Home Life Mutual
                                                          Insurance Company (1987-1994).


----------------

 *Indicates that the Trustee is an "interested person" of the Trust within the meaning of the definition set forth in Section 2(a)(19) of the Investment Company Act of 1940.

**Pursuant to the retirement policy of the Phoenix Funds, Messrs. Morris and Roth will retire from the Board of Trustees effective January 1, 1999.

   For services rendered to the Trust for the fiscal year ended April 30, 1998, the Trustees received aggregate remuneration of $58,770. For services on the Boards of Directors/Trustees of the Phoenix Funds, each Trustee who is not a full-time employee of the Adviser or any of its affiliates currently receives a retainer at the annual rate of $40,000 and a fee of $2,500 per joint meeting of the Boards. Each Trustee who serves on the Audit Committee receives a retainer at the annual rate of $2,000 and a fee of $2,000 per joint Audit Committee meeting attended. Each Trustee who serves on the Nominating Committee receives a retainer at the annual rate of $1,000 and a fee of $1,000 per joint Nominating Committee meeting attended. Each Trustee who serves on the Executive Committee and who is not an interested person of the Fund receives a retainer at the annual rate of $2,000 and $2,000 per joint Executive Committee meeting attended. The function of the Executive Committee is to serve as a contract review, compliance review and performance review delegate of the full Board of Trustees. Costs are allocated equally to each of the Series and Funds within the Fund complex. The foregoing fees do not include the reimbursement of expenses incurred in connection with meeting attendance. Officers and employees of the Advisers who are interested persons are compensated by the Adviser and receive no compensation from the Trust.

   For the Trust's last fiscal year, the Trustees and Advisory Board received the following compensation:

                                                                                                                 TOTAL
                                                                                                             COMPENSATION
                                                           PENSION OR                                        FROM FUND AND
                                    AGGREGATE          RETIREMENT BENEFITS            ESTIMATED              FUND COMPLEX
                                  COMPENSATION           ACCRUED AS PART          ANNUAL BENEFITS             (14 FUNDS)
NAME                                FROM FUND           OF FUND EXPENSES          UPON RETIREMENT          PAID TO TRUSTEES
----                                ---------           ----------------          ---------------          ----------------

Robert Chesek                       $  4,488                                                                    $55,750
E. Virgil Conway[dagger]            $  5,948                                                                    $74,500
Harry Dalzell-Payne[dagger]         $  5,298                                                                    $67,250
Francis E. Jeffries                 $  4,375*                                                                   $53,750
Leroy Keith, Jr.                    $  4,488                  None                      None                    $55,750
Philip R. McLoughlin[dagger]        $      0                 for any                   for any                  $     0
Everett L. Morris[dagger]           $  5,185*                Trustee                   Trustee                  $65,750
James M. Oates[dagger]              $  5,185                                                                    $65,250
Calvin J. Pedersen                  $      0                                                                    $     0
Herbert Roth, Jr.[dagger]           $  6,150*                                                                   $77,000
Richard E. Segerson                 $  5,205                                                                    $63,750
Lowell Weicker, Jr.                 $  4,913                                                                    $60,000

*This compensation (and the earnings thereon) will be deferred pursuant to the Directors' Deferred Compensation Plan. At April 30, 1998, the total amount of deferred compensation (including interest and other accumulation earned on the original amounts deferred) accrued for Messrs. Jeffries, Morris and Roth was $82,041, $137,256 and $140,068, respectively. At present, by agreement among the Trust, the Distributor and the electing director, director fees that are deferred are paid by the Trust to the Distributor. The liability for the deferred compensation obligation appears only as a liability of the Distributor.
[dagger]Messrs. Conway, Dalzell-Payne, McLoughlin, Morris, Oates and Roth are members of the Executive Committee.

   On July 29, 1998, the Trustees and officers of the Fund beneficially owned less than 1% of the outstanding shares of the Trust.

PRINCIPAL SHAREHOLDERS
   The following table sets forth information as of July 29, 1998 with respect to each person who owns of record or is known by the Trust to own of record or beneficially owns 5% or more of any Class of the Trust's equity securities.

NAME OF SHAREHOLDER                                   FUND AND CLASS               NUMBER OF SHARES        PERCENT OF CLASS
-------------------                                   --------------               ----------------        ----------------

TTEES of Phoenix Savings & Investment Plan            Theme Fund Class A           312,288.4560               5.98%
100 Bright Meadow Blvd
PO Box 1900
Enfield CT 06083-1900

Trustees of APP for Company Contributions             Theme Fund Class A           270,323.7170               5.18%
100 Bright Meadow Blvd
PO Box 1900
Enfield CT 06083-1900

Merrill Lynch Pierce Fenner & Smith                   Theme Fund Class B           441,106.2720              10.06%
For the Sole Benefit of its Customers
Attn Fund Administration
4800 Deer Lake Dr E 3rd Fl
Jacksonville FL 32246-6484

Painewebber CDN FBO                                   Theme Fund Class C           2,223.6060                17.84%
Vivian Lorman
P.O. Box 3321
Weehawken NJ 07087-8154

Painewebber for the Benefit of                        Theme Fund Class C           1,778.2510                14.27%
Stephanie Berger
225 West 12 Street #4E
New York NY 10011-7757

Painewebber for the Benefit of                        Theme Fund Class C           1,165.5010                 9.35%
Jay L Aldrich and Sandra D Aldrich #2 JTWROS
10543 SW 129 PL
Miami FL 33186-3549

Painewebber for the Benefit of                        Theme Fund Class C           960.8280                   7.71%
Luane Hirschman
20505 E Country Club Drive
Apt # 1131
Aventura FL 33180-3039

Painewebber for the Benefit of                        Theme Fund Class C           841.1730                   6.75%
Harriet Sperry
520 A Autumn Crest Circle
Colorado Springs CO 80919-8157

Painewebber for the Benefit of                        Theme Fund Class C           830.5650                   6.67%
Ilona Kinast as Custodian for Issac Salis
Under The PA Uniform Gifts to Minors Act
2528 Mt Royal Rd
Pittsburgh PA 15217-2542

State Street Bank & Trust Co                          Theme Fund Class C           784.3140                   6.29%
Roth Converted IRA 1/1/98
Elizabeth L Thisius
RR 1 PO Box 58
Wells MN 56097-0058

Painewebber for the Benefit of                        Theme Fund Class C           645.2360                   5.18%
Nancy L Setola and Camille J Garcia JTWROS
273 Florida Ave
Miami Springs FL 33166-4901

NAME OF SHAREHOLDER                                   FUND AND CLASS               NUMBER OF SHARES        PERCENT OF CLASS
-------------------                                   --------------               ----------------        ----------------

Phoenix Home Life                                     Theme Fund Class M           8,010.5790                99.90%
56 Prospect St
Hartford CT 06103-2818

Phoenix Investment Counsel                            Equity Opportunities         23,469.4380                8.39%
100 Bright Meadow Blvd                                Fund Class B
Enfield CT 06082-1957

Merrill Lynch Pierce Fenner & Smith                   Small Cap Fund Class B       1,000,540.2570            13.21%
For the Sole Benefit of its Customers
Attn Fund Administration
4800 Deer Lake Dr E 3rd Fl
Jacksonville FL 32246-6484



                                OTHER INFORMATION
INDEPENDENT ACCOUNTANTS

   PricewaterhouseCoopers LLP, 160 Federal Street, Boston, MA 02110, serves as independent accountants for the Trust (the "Accountants"). The Accountants audit the annual financial statements and express their opinion on them.


CUSTODIAN AND TRANSFER AGENT

   State Street Bank and Trust Company ("State Street"), P.O. Box 351, Boston, MA 02101, serves as custodian of the Trust's assets (the "Custodian") and Equity Planning acts as Transfer Agent for the Trust (the "Transfer Agent"). As compensation, Equity Planning receives a fee equivalent to $14.95 for each designated shareholder account plus out-of-pocket expenses. Transfer Agent fees are also utilized to offset costs and fees paid to subtransfer agents employed by Equity Planning. State Street serves as a subtransfer agent pursuant to a Subtransfer Agency Agreement.


REPORTS TO SHAREHOLDERS

   The fiscal year of the Trust ends on April 30th. The Trust will send financial statements to its shareholders at least semi-annually. An annual report, containing financial statements, audited by independent accountants, will be sent to shareholders each year, and is available without charge upon request.


FINANCIAL STATEMENTS

   The Financial Statements for the fiscal year ended April 30, 1998 appearing in the Trust's 1998 Annual Report to Shareholders, are incorporated herein by reference.

Phoenix Small Cap Fund
------------------------------------------------------


                         INVESTMENTS AT APRIL 30, 1998


                                                    SHARES            VALUE
                                                ---------------  ---------------
COMMON STOCKS--76.4%
AUTO/TRUCK--TIRES & MISCELLANEOUS--0.3%
  Championship Auto Racing Teams,
    Inc. (b).......................                     49,500   $       934,312
                                                                 ---------------
CHEMICALS--SPECIALITY--0.5%
  North American Scientific, Inc.
    (b)............................                     50,000         1,775,000
                                                                 ---------------
COMMERCIAL SERVICES--BUSINESS SERVICE--0.2%
  American Dental Partners, Inc
    (b)............................                     33,000           581,625
                                                                 ---------------
COMMERCIAL SERVICES--MISCELLANEOUS--2.5%
  Condor Technology Solutions, Inc.
    (b)............................                    240,000         4,185,000
  INSpire Insurance Solutions,
    Inc............................                    139,000         4,673,875
                                                                 ---------------
                                                                       8,858,875
                                                                 ---------------
COMMERCIAL SERVICES--STAFFING--4.4%
  Administaff, Inc. (b)............                     82,000         3,536,250
  RCM Technologies, Inc. (b).......                     69,000         1,656,000
  Staff Leasing, Inc. (b)..........                    172,000         5,031,000
  Staffmark, Inc. (b)..............                    120,000         5,100,000
                                                                 ---------------
                                                                      15,323,250
                                                                 ---------------
COMPUTER--LOCAL NETWORKS--0.1%
  Visual Networks, Inc. (b)........                     10,000           331,250
                                                                 ---------------
COMPUTER--SERVICES--8.1%
  Brightstar Information Technology
    Group, Inc. (b)................                     27,500           429,687
  Ciber, Inc. (b)..................                     87,000         2,827,500
  Complete Business Solutions, Inc
    (b)............................                    157,000         5,367,437
  Icon CMT Corp. (b)...............                    240,000         5,010,000
  Manhattan Associates, Inc (b)....                     11,000           248,875
  Mindspring Enterprises, Inc.
    (b)............................                     70,000         4,725,000
  Sapient Corp. (b)................                     80,000         3,950,000
  Usweb Corp. (b)..................                    263,000         5,999,687
                                                                 ---------------
                                                                      28,558,186
                                                                 ---------------
COMPUTER--SERVICES--ADVERTISING--1.9%
  Doubleclick, Inc. (b)............                    160,000         6,670,000
                                                                 ---------------
COMPUTER--SOFTWARE--2.7%
  Advantage Learning Systems, Inc.
    (b)............................                    105,000         3,307,500
  Documentum, Inc. (b).............                    110,500         5,953,188
  Exodus Communications, Inc.
    (b)............................                     10,200           387,600
                                                                 ---------------
                                                                       9,648,288
                                                                 ---------------
COMPUTER--SOFTWARE--EDUCATIONAL--1.1%
  Learning Co., Inc. (The) (b).....                    140,000         4,007,500
                                                                 ---------------
COMPUTER--SOFTWARE--ENTERPRISES--3.8%
  Brio Technology, Inc. (b)........                     10,000           110,000
  Citrix Systems, Inc. (b).........                     58,000         3,603,250


                                                    SHARES            VALUE
                                                ---------------  ---------------
COMPUTER--SOFTWARE--ENTERPRISES--CONTINUED
  Legarto Systems, Inc. (b)........                    188,000   $     5,945,500
  Manugistics Group, Inc. (b)......                     58,000         3,480,000
  Mobius Management Systems, Inc.
    (b)............................                      5,000            92,500
                                                                 ---------------
                                                                      13,231,250
                                                                 ---------------
COMPUTER--SOFTWARE--INTERNET--8.8%
  Earthlink Network, Inc. (b)......                     94,000         6,668,125
  Excite, Inc. (b).................                     76,000         5,082,500
  First Virtual Corp. (b)..........                     64,000         1,008,000
  Infoseek Corp. (b)...............                    152,000         5,111,000
  Lycos, Inc. (b)..................                     74,400         4,598,850
  Yahoo! Inc. (b)..................                     70,000         8,325,625
                                                                 ---------------
                                                                      30,794,100
                                                                 ---------------
COMPUTER SOFTWARE--SECURITY--3.8
  ISS Group, Inc. (b)..............                    164,000         7,257,000
  SCM Microsystems, Inc. (b).......                     91,000         6,210,750
                                                                 ---------------
                                                                      13,467,750
                                                                 ---------------
COSMETICS/PERSONAL CARE--0.9%
  NBTY, Inc. (b)...................                     90,000         1,800,000
  Nutraceutical International Corp.
    (b)............................                     87,000         1,566,000
                                                                 ---------------
                                                                       3,366,000
                                                                 ---------------
DIVERSIFIED OPERATIONS--0.9%
  SLH Corp. (b)....................                    103,000         3,090,000
                                                                 ---------------
ELECTRIC--LASER SYSTEMS--COMPONENT--1.0%
  Cymer, Inc. (b)..................                    154,000         3,436,125
                                                                 ---------------
ELECTRIC--MISCELLANEOUS--COMPONENTS--0.5%
  Artisan Components, Inc. (b).....                     95,000         1,674,375
                                                                 ---------------
ELECTRIC PRODUCTS--MISCELLANEOUS--0.8%
  Ballard Power Systems, Inc.
    (b)............................                     23,500         2,701,031
                                                                 ---------------
ELECTRIC--SEMICONDUCTOR--EQUIPMENT--1.5%
  Aspec Technology, Inc. (b).......                    120,000         1,665,000
  SpeedFam International, Inc.
    (b)............................                    123,500         3,581,500
                                                                 ---------------
                                                                       5,246,500
                                                                 ---------------
ELECTRICAL--CONNECTORS--0.9%
  Level One Communications, Inc
    (b)............................                    105,000         3,268,125
                                                                 ---------------
ENERGY--OTHER--0.4%
  Energy Research Corp. (b)........                     63,000         1,539,563
                                                                 ---------------
FINANCIAL SERVICES--MISCELLANEOUS--1.5%
  AMRESCO, Inc. (b)................                     55,000         1,993,750
  First Sierra Financial, Inc.
    (b)............................                     47,900         1,209,475


4                      See Notes to Financial Statements.




PHOENIX SMALL CAP FUND
------------------------------------------------------

                                                    SHARES            VALUE
                                                ---------------  ---------------
FINANCIAL SERVICES--MISCELLANEOUS--CONTINUED
  Healthcare Financial Partners,
    Inc. (b).......................                     41,000   $     2,065,375
                                                                 ---------------
                                                                       5,268,600
                                                                 ---------------
INSURANCE--LIFE--0.9%
  Annuity and Life Re (Holdings)
    Ltd. (b).......................                    130,000         3,103,750
                                                                 ---------------
LEISURE--SERVICES--0.6%
  International Speedway Corp......                     55,000         1,973,125
                                                                 ---------------
MEDICAL--BIOMED/GENETICS--4.1%
  Aviron (b).......................                     90,000         2,233,125
  Coulter Pharmaceutical, Inc.
    (b)............................                    204,000         5,865,000
  Immunex Corp. (b)................                     55,000         3,774,375
  Medimmune, Inc. (b)..............                     45,000         2,373,750
                                                                 ---------------
                                                                      14,246,250
                                                                 ---------------
MEDICAL--ETHICAL DRUGS--0.4%
  Theragenics Corp. (b)............                     44,500         1,268,250
                                                                 ---------------
MEDICAL--GENERIC DRUGS--0.5%
  Schein Pharmaceutical, Inc.
    (b)............................                     72,000         1,764,000
                                                                 ---------------
MEDICAL--HOSPITALS--0.3%
  Province Healthcare Co. (b)......                     41,000         1,132,625
                                                                 ---------------
MEDICAL--INSTRUMENTS--1.6%
  Cyberonics, Inc. (b).............                    110,000         2,640,000
  Novoste Corp. (b)................                    120,500         2,982,375
                                                                 ---------------
                                                                       5,622,375
                                                                 ---------------
MEDICAL--PRODUCTS--0.9%
  Horizon Medical Products, Inc.
    (b)............................                     90,000         1,338,750
  Perclose, Inc. (b)...............                     60,000         1,822,500
                                                                 ---------------
                                                                       3,161,250
                                                                 ---------------
METAL ORES--MISCELLANEOUS--0.5%
  Stillwater Mining Co. (b)........                     65,000         1,718,438
                                                                 ---------------
OIL & GAS--DRILLING--3.8%
  Cliffs Drilling Co. (b)..........                    117,000         5,769,563
  Marine Drilling Companies, Inc
    (b)............................                    316,000         7,682,750
                                                                 ---------------
                                                                      13,452,313
                                                                 ---------------
OIL & GAS--FIELD SERVICES--2.8%
  Friede Goldman International,
    Inc. (b).......................                    245,000         9,861,250
                                                                 ---------------
OIL & GAS--MACHINERY/EQUIPMENT--3.5%
  Dril-Quip, Inc. (b)..............                    150,000         5,390,625
  Gulf Island Fabrication, Inc.
    (b)............................                     65,700         1,527,525


                                                    SHARES            VALUE
OIL & GAS--MACHINERY/EQUIPMENT--CONTINUED       ---------------  ---------------
  National-Oilwell, Inc. (b).......                    147,000   $     5,576,813
                                                                 ---------------
                                                                      12,494,963
                                                                 ---------------
RETAIL--SUPERMARKET--0.9%
  Whole Foods Market, Inc. (b).....                     50,000         3,093,750
                                                                 ---------------
RETAIL/WHOLESALE--BUILDING PRODUCTS--0.5%
  Central Garden & Pet Co. (b).....                     48,000         1,644,000
                                                                 ---------------
RETAIL/WHOLESALE--COMPUTERS--0.5%
  PC Connection, Inc. (b)..........                     81,000         1,756,688
                                                                 ---------------
TELECOMMUNICATIONS--EQUIPMENT--2.7%
  Inter-Tel, Inc...................                    130,000         3,071,250
  Yurie Systems, Inc. (b)..........                    180,000         6,255,000
                                                                 ---------------
                                                                       9,326,250
                                                                 ---------------
TELECOMMUNICATIONS--SERVICES--5.3%
  IDT Corp. (b)....................                     47,900         1,469,931
  ITC Deltacom, Inc. (b)...........                    124,000         3,549,500
  Primus Telecommunications Group,
    Inc. (b).......................                    130,000         3,103,750
  STAR Telecommunications, Inc.
    (b)............................                    232,000         6,278,500
  Telegroup, Inc. (b)..............                     57,600           864,000
  Winstar Communications, Inc.
    (b)............................                     92,000         3,576,500
                                                                 ---------------
                                                                      18,842,181
                                                                 ---------------
TOTAL COMMON STOCKS
  (Identified cost $242,930,300)...............................      268,233,163
                                                                 ---------------

FOREIGN COMMON STOCKS--6.9%
COMPUTER--SOFTWARE--1.1%
  Lernout & Hauspie Speech Products
    N.V. (Belgium) (b).............                     62,000         3,952,500
                                                                 ---------------
ELECTRIC--SEMICONDUCTOR--MFG--0.1%
  Arm Holdings PLC ADR (United
    Kingdom) (b)...................                      5,000           201,875
                                                                 ---------------
MEDICAL--ETHICAL DRUGS--0.6%
  Shire Pharmaceuticals Group PLC
    ADR (United Kingdom) (b).......                     97,000         2,182,500
                                                                 ---------------
OIL & GAS--FIELD SERVICES--5.1%
  Bouygues Offshore SA ADR
    (France).......................                    100,000         2,143,750
  Coflexip SA Sponsored ADR
    (France).......................                    116,000         8,265,000
  Core Laboratories NV ADR
    (Netherlands) (b)..............                     65,000         1,844,375


                       See Notes to Financial Statements.                      5




PHOENIX SMALL CAP FUND
------------------------------------------------------

                                                    SHARES            VALUE
                                                ---------------  ---------------
OIL & GAS--FIELD SERVICES--CONTINUED
  Petroleum Geo--Services ADR
    (Norway) (b)...................                     87,000   $     5,720,250
                                                                 ---------------
                                                                      17,973,375
                                                                 ---------------
TOTAL FOREIGN COMMON STOCKS
  (Identified cost $21,026,214)................................       24,310,250
                                                                 ---------------

TOTAL LONG-TERM INVESTMENTS--83.3%
  (Identified cost $263,956,514)...............................      292,543,413
                                                                 ---------------
                                        STANDARD
                                        & POOR'S          PAR
                                         RATING          VALUE
                                       (UNAUDITED)       (000)
                                     ---------------    -------
SHORT-TERM OBLIGATIONS--21.5%
COMMERCIAL PAPER--20.0%
  Campbell Soup Co. 5.52%,
    5/1/98.........................  A-1+               $8,000         8,000,000
  Cargill, Inc. 5.50%, 5/1/98......  A-1+                8,000         8,000,000
  Cafco 5.52%, 5/5/98..............  A-1                 8,000         7,995,093
  Deutshe Bank Financial Corp.
    5.52%, 5/6/98..................  A-1                 9,030         9,023,090
  Vermont American Corp. 5.55%,
    5/6/98.........................  A-1+                2,415         2,413,138
  Kimberly-Clark Corp. 5.51%,
    5/7/98.........................  A-1+                8,000         7,992,653
  Potomac Electric Power Co. 5.48%,
    5/7/98.........................  A-1                 3,955         3,951,388

                                        STANDARD
                                        & POOR'S          PAR
                                         RATING          VALUE
                                       (UNAUDITED)       (000)        VALUE
                                     ---------------    -------  ---------------
COMMERCIAL PAPER--CONTINUED

  AlliedSignal, Inc. 5.52%,
    5/8/98.........................  A-1                $3,000   $     2,996,780
  AlliedSignal, Inc. 5.50%,
    5/11/98........................  A-1                 4,970         4,962,366
  Shell Oil Co. 5.52%, 5/13/98.....  A-1+                2,500         2,495,400
  General Electric Capital Corp.
    5.55%, 5/20/98.................  A-1+                3,095         3,085,934
  Enterprise Capital Funding Corp.
    5.54%, 5/22/98.................  A-1+                2,550         2,541,759
  Colgate Palmolive Co. 5.50%,
    5/27/98........................  A-1                 7,000         6,972,195
                                                                 ---------------
                                                                      70,429,796
                                                                 ---------------
FEDERAL AGENCY SECURITIES--1.5%
  FHLMC 5.43%, 5/7/98..............  A-1+                  690           689,376
  FNMA 5.43%, 5/13/98..............  A-1                 4,520         4,511,818
                                                                 ---------------
                                                                       5,201,194
                                                                 ---------------
TOTAL SHORT-TERM OBLIGATIONS
  (Identified cost $75,630,990).............................          75,630,990
                                                                 ---------------

TOTAL INVESTMENTS--104.8%
  (Identified cost $339,587,504)............................         368,174,403(a)
  Cash and receivables, less liabilities--(4.8%)............        (16,829,521)
                                                                 ---------------
NET ASSETS--100.0%..........................................     $   351,344,882
                                                                 ---------------
                                                                 ---------------


(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $34,911,651 and gross depreciation of $6,324,752 for income tax purposes. At April 30, 1998, the aggregate cost of securities for federal income tax purposes was $339,587,504.
(b)  Non-income producing.


6                      See Notes to Financial Statements.

Phoenix Small Cap Fund
--------------------------------------------------------------------------------

                      STATEMENT OF ASSETS AND LIABILITIES
                                 APRIL 30, 1998



Assets
Investment securities at value
 (Identified cost $339,587,504)                                  $368,174,403
Receivables
 Investment securities sold                                         8,285,490
 Fund shares sold                                                   1,046,007
                                                                 ------------
  Total assets                                                    377,505,900
                                                                 ------------
Liabilities
Payables
 Investment securities purchased                                   25,185,407
 Fund shares repurchased                                              433,275
 Investment advisory fee                                              218,893
 Distribution fee                                                     165,723
 Transfer agent fee                                                   102,975
 Financial agent fee                                                   13,030
 Trustees' fee                                                          9,114
Accrued expenses                                                       32,601
                                                                 ------------
  Total liabilities                                                26,161,018
                                                                 ------------
Net Assets                                                       $351,344,882
                                                                 ============
Net Assets Consist of:
Capital paid in on shares of beneficial interest                 $313,054,699
Accumulated net realized gain                                       9,703,284
Net unrealized appreciation                                        28,586,899
                                                                 ------------
Net Assets                                                       $351,344,882
                                                                 ============
Class A
Shares of beneficial interest outstanding, $0.0001
  par value, unlimited authorization
  (Net Assets $203,560,155)                                        11,720,505
Net asset value per share                                              $17.37
Offering price per share
  $17.37/(1-4.75%)                                                     $18.24
Class B
Shares of beneficial interest outstanding, $0.0001
  par value, unlimited authorization
  (Net Assets $147,784,727)                                         8,698,561
Net asset value and offering price per share                           $16.99


                             STATEMENT OF OPERATIONS
                            YEAR ENDED APRIL 30, 1998


Investment Income
Interest                                                $  2,280,058
Dividends                                                    480,466
                                                        ------------
  Total investment income                                  2,760,524
                                                        ------------
Expenses
Investment advisory fee                                    2,487,577
Distribution fee--Class A                                    492,826
Distribution fee--Class B                                  1,345,465
Transfer agent                                               704,877
Financial agent fee                                          150,391
Registration                                                  42,546
Custodian                                                     36,471
Printing                                                      35,795
Professional                                                  20,799
Trustees                                                      20,328
Miscellaneous                                                 17,223
                                                        ------------
  Total expenses                                           5,354,298
                                                        ------------
Net investment loss                                       (2,593,774)
                                                        ------------
Net Realized and Unrealized Gain on Investments
Net realized gain on securities                           99,577,404
Net change in unrealized appreciation on investments      30,589,425
                                                        ------------
Net gain on investments                                  130,166,829
                                                        ------------
Net increase in net assets resulting from
  operations                                            $127,573,055
                                                        ============


                       See Notes to Financial Statements                       7

Phoenix Small Cap Fund
--------------------------------------------------------------------------------

                       STATEMENT OF CHANGES IN NET ASSETS


                                                                                              Year Ended        Year Ended
                                                                                            April 30, 1998    April 30, 1997
                                                                                           ---------------- -----------------
From Operations
 Net investment income (loss)                                                               $   (2,593,774)  $   (1,471,814)
 Net realized gain (loss)                                                                       99,577,404      (25,221,777)
 Net change in unrealized appreciation (depreciation)                                           30,589,425      (27,980,129)
                                                                                            --------------   --------------
 Increase (decrease) in net assets resulting from operations                                   127,573,055      (54,673,720)
                                                                                            --------------   --------------
From Distributions to Shareholders
 Net realized gains--Class A                                                                   (35,702,853)        (183,926)
 Net realized gains--Class B                                                                   (26,132,919)        (108,414)
 In excess of accumulated net realized gains--Class A                                                   --         (141,528)
 In excess of accumulated net realized gains--Class B                                                   --          (83,423)
                                                                                            --------------   --------------
 Decrease in net assets from distributions to shareholders                                     (61,835,772)        (517,291)
                                                                                            --------------   --------------
From Share Transactions
Class A
 Proceeds from sales of shares (5,292,562 and 12,800,790 shares, respectively)                  91,738,490      216,824,086
 Net asset value of shares issued from reinvestment of
  distributions (2,365,346 and 18,203 shares, respectively)                                     34,439,436          304,365
 Cost of shares repurchased (6,909,942 and 7,723,733 shares, respectively)                    (119,890,542)    (126,330,628)
                                                                                            --------------   --------------
Total                                                                                            6,287,384       90,797,823
                                                                                            --------------   --------------
Class B
 Proceeds from sales of shares (1,984,492 and 5,355,420 shares, respectively)                   35,124,815       90,761,953
 Net asset value of shares issued from reinvestment of
  distributions (1,737,551 and 9,754 shares, respectively)                                      24,812,223          161,819
 Cost of shares repurchased (2,007,557 and 1,088,642 shares, respectively)                     (33,352,450)     (17,334,625)
                                                                                            --------------   --------------
Total                                                                                           26,584,588       73,589,147
                                                                                            --------------   --------------
 Increase in net assets from share transactions                                                 32,871,972      164,386,970
                                                                                            --------------   --------------
 Net increase in net assets                                                                     98,609,255      109,195,959

Net Assets
 Beginning of period                                                                           252,735,627      143,539,668
                                                                                            --------------   --------------
 End of period (including undistributed net investment income of $0 and $0, respectively)   $  351,344,882   $  252,735,627
                                                                                            ==============   ==============


8                        See Notes to Financial Statements

Phoenix Small Cap Fund
--------------------------------------------------------------------------------

                              FINANCIAL HIGHLIGHTS
     (Selected data for a share outstanding throughout the indicated period)


                                                                       Class A
                                               --------------------------------------------------------
                                                                                     From Inception
                                                      Year Ended April 30,             10/16/95 to
                                                     1998             1997               4/30/96
                                               ---------------- ---------------- ----------------------
Net asset value, beginning of period                $14.13           $ 16.74         $10.00
Income from investment operations
 Net investment income (loss)                        (0.08)(5)         (0.05)(5)      (0.04) (1)(5)
 Net realized and unrealized gain (loss)              6.80             (2.53)          6.79
                                                   -------          ---------       -------
  Total from investment operations                    6.72             (2.58)          6.75
                                                   -------          --------        -------
Less distributions
 Dividends from net investment income                   --                --             --
 Dividends from net realized gains                   (3.48)            (0.02)            --
 In excess of net investment income                     --                --          (0.01)
 In excess of accumulated net realized gains            --             (0.01)            --
                                                   -------          --------        -------
  Total distributions                                (3.48)            (0.03)         (0.01)
                                                   -------          --------        -------
Change in net asset value                             3.24             (2.61)          6.74
                                                   -------          --------        -------
Net asset value, end of period                      $17.37            $14.13         $16.74
                                                   =======          ========        =======
Total return(2)                                      52.33%           (15.43)%        67.48% (4)

Ratios/supplemental data:
Net assets, end of period (thousands)             $203,560          $155,089        $98,372

Ratio to average net assets of:
 Expenses                                             1.31%             1.37%          1.50% (3)
 Net investment income (loss)                        (0.48)%           (0.28)%        (0.53)%(3)
Portfolio turnover                                     498%              325%           103% (4)
Average commission rate paid(6)                    $0.0533           $0.0540        $0.0657



                                                                       Class B
                                               --------------------------------------------------------
                                                                                     From Inception
                                                      Year Ended April 30,             10/16/95 to
                                                     1998             1997               4/30/96
                                               ---------------- ---------------- ----------------------
Net asset value, beginning of period               $ 13.98            $16.68         $10.00
Income from investment operations
 Net investment income (loss)                        (0.21)(5)         (0.17)(5)      (0.09)(1)(5)
 Net realized and unrealized gain (loss)              6.70             (2.50)          6.77
                                                  --------          --------        -------
  Total from investment operations                    6.49             (2.67)          6.68
                                                  --------          --------        -------
Less distributions
 Dividends from net investment income                   --                --             --
 Dividends from net realized gains                   (3.48)            (0.02)            --
 In excess of net investment income                     --                --             --
 In excess of accumulated net realized gains            --             (0.01)            --
                                                  --------          --------        -------
  Total distributions                                (3.48)             (0.03)            --
                                                  --------          --------        -------
Change in net asset value                             3.01             (2.70)          6.68
                                                  --------          --------        -------
Net asset value, end of period                      $16.99            $13.98         $16.68
                                                  ========          ========        =======
Total return(2)                                      51.16%           (16.03)%        66.80%(4)

Ratios/supplemental data:
Net assets, end of period (thousands)             $147,785           $97,647        $45,168

Ratio to average net assets of:
 Expenses                                             2.06%             2.12%          2.26% (3)
 Net investment income (loss)                        (1.22)%           (1.03)%        (1.44)%(3)
Portfolio turnover                                     498%              325%           103% (4)
Average commission rate paid(6)                    $0.0533           $0.0540        $0.0657

(1) Includes reimbursement of operating expenses by investment advisor of $0.02 and $(0.02), respectively.
(2) Maximum sales charge is not reflected in total return calculation.
(3) Annualized
(4) Not annualized
(5) Computed using average shares outstanding.
(6) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for securities trades on which commissions are charged. This rate generally does not reflect mark-ups, mark-downs, or spreads on shares traded on a principal basis.


                       See Notes to Financial Statements                       9

Phoenix Strategic Theme Fund
- ------------------------------------------------------

                         INVESTMENTS AT APRIL 30, 1998

                                                                            SHARES       VALUE
                                                                           --------  --------------
COMMON STOCK--89.6%
AEROSPACE/DEFENSE EQUIPMENT--1.2%
  Orbital Sciences Corp. (b)................................                41,000   $    1,824,500
                                                                                     --------------
COMMERCIAL SERVICES--MISCELLANEOUS--0.9%
  Snyder Communication Corp. (b)............................                38,000        1,615,000
                                                                                     --------------
COMPUTER--LOCAL NETWORKS--4.3%
  Ascend Communications, Inc. (b)...........................                82,000        3,572,125
  Cisco Systems, Inc. (b)...................................                43,500        3,186,375
                                                                                     --------------
                                                                                          6,758,500
                                                                                     --------------
COMPUTER--MEMORY DEVICES--4.2%
  EMC Corp. (b).............................................               111,000        5,119,875
  Western Digital Corp. (b).................................                72,000        1,422,000
                                                                                     --------------
                                                                                          6,541,875
                                                                                     --------------
COMPUTER--MINI/MICRO--2.2%
  Dell Computer Corp. (b)...................................                42,000        3,391,500
                                                                                     --------------
COMPUTER--SERVICES--13.1%
  America Online, Inc. (b)..................................                70,000        5,600,000
  Ciber, Inc. (b)...........................................                44,700        1,452,750
  Computer Sciences Corp. (b)...............................                32,000        1,688,000
  DST Systems, Inc. (b).....................................                46,000        2,535,750
  HBO & Co. (b).............................................                30,000        1,794,375
  Lycos, Inc................................................                28,000        1,730,750
  Sportsline U.S.A., Inc....................................                53,000        1,868,250
  Yahoo!, Inc...............................................                32,000        3,806,000
                                                                                     --------------
                                                                                         20,475,875
                                                                                     --------------
COMPUTER--SOFTWARE--3.7%
  Microsoft Corp. (b).......................................                17,000        1,532,125
  Realnetworks, Inc. (b)....................................                80,000        2,715,000
  Veritas Software Co. (b)..................................                27,000        1,478,250
                                                                                     --------------
                                                                                          5,725,375
                                                                                     --------------
ELECTRIC--SEMICONDUCTOR EQUIPMENT--3.1%
  Applied Materials, Inc. (b)...............................                43,000        1,553,375
  Novelllus Systems, Inc. (b)...............................                35,000        1,675,625
  Uniphase Corp. (b)........................................                30,000        1,627,500
                                                                                     --------------
                                                                                          4,856,500
                                                                                     --------------
ELECTRICAL--SEMICONDUCTOR MANUFACTURER--2.0%
  Intel Corp. (b)...........................................                20,000        1,616,250
  MMC Networks, Inc.........................................                68,000        1,521,500
                                                                                     --------------
                                                                                          3,137,750
                                                                                     --------------
FINANCE--INVESTMENT BANKERS--2.0%
  Merrill Lynch & Co., Inc..................................                35,000        3,071,250
                                                                                     --------------

                                                                            SHARES       VALUE
                                                                           --------  --------------
FINANCIAL SERVICES--MISCELLANEOUS--4.3%
  American Express Co.......................................                46,000   $    4,692,000
  Capital One Financial.....................................                22,000        2,113,375
                                                                                     --------------
                                                                                          6,805,375
                                                                                     --------------
HOUSEHOLD/OFFICE FURNITURE--0.7%
  Steelcase, Inc............................................                30,000        1,038,750
                                                                                     --------------
LEISURE--SERVICES--1.0%
  Premier Parks, Inc........................................                27,000        1,501,875
                                                                                     --------------
MEDIA--RADIO/TV--0.5%
  Young Broadcasting Corp. Class A (b)......................                17,000          850,000
                                                                                     --------------
MEDICAL--BIOMED/GENETICS--1.1%
  Centocor, Inc. (b)........................................                40,000        1,687,500
                                                                                     --------------
MEDICAL--DRUG/DIVERSIFIED--2.1%
  ICN Pharmaceuticals, Inc..................................                67,000        3,299,750
                                                                                     --------------
MEDICAL--ETHICAL DRUGS--3.8%
  Alza Corp. (b)............................................                91,000        4,362,312
  Lilly (Eli) & Co..........................................                22,000        1,530,375
                                                                                     --------------
                                                                                          5,892,687
                                                                                     --------------
MEDICAL--INSTRUMENTS--1.6%
  Sofamor Danek Group Inc. (b)..............................                29,000        2,544,750
                                                                                     --------------
MEDICAL--PRODUCTS--4.3%
  Becton Dickinson & Co.....................................                33,000        2,297,625
  Boston Scientific Corp. (b)...............................                28,000        2,024,750
  Pfizer, Inc...............................................                21,000        2,390,062
                                                                                     --------------
                                                                                          6,712,437
                                                                                     --------------
METAL ORES--GOLD/SILVER--2.1%
  Newmont Mining Corp.......................................               100,000        3,218,750
                                                                                     --------------
OIL & GAS--DRILLING--2.2%
  Transocean Offshore, Inc..................................                62,000        3,464,250
                                                                                     --------------
OIL & GAS--FIELD SERVICES--4.3%
  Global Industry, Ltd (b)..................................               115,000        2,609,062
  Schlumberger Ltd..........................................                18,500        1,533,188
  Veritas DGC, Inc..........................................                50,000        2,709,375
                                                                                     --------------
                                                                                          6,851,625
                                                                                     --------------
OIL & GAS--MACHINERY/EQUIPMENT--6.6%
  Cooper Cameron Corp. (b)..................................                60,000        3,986,250
  Smith International, Inc. (b).............................                41,000        2,408,750
  Varco International, Inc. (b).............................               128,000        3,936,000
                                                                                     --------------
                                                                                         10,331,000
                                                                                     --------------

12                     See Notes to Financial Statements.

PHOENIX STRATEGIC THEME FUND
- ------------------------------------------------------

                                                                            SHARES       VALUE
                                                                           --------  --------------
OIL & GAS--U S EXPLORATION & PRODUCTS--0.5%
  Ocean Energy, Inc. (b)....................................                33,000   $      808,500
                                                                                     --------------
RETAIL--HOME FURNISHINGS--1.3%
  Linens 'n Things, Inc.....................................                33,000        1,988,250
                                                                                     --------------
RETAIL--MISCELLANEOUS/DIVERSIFIED--1.2%
  Bed Bath & Beyond, Inc. (b)...............................                37,000        1,822,250
                                                                                     --------------
TELECOMMUNICATIONS--EQUIPMENT--5.6%
  Advanced Fibre Communication, Inc. (b)....................                57,000        2,415,375
  Globalstar Telecommunications, Ltd. (b)...................                26,100        1,817,213
  Loral Space and Communication.............................                58,000        1,816,125
  Lucent Technologies, Inc. (b).............................                35,000        2,664,375
                                                                                     --------------
                                                                                          8,713,088
                                                                                     --------------
TELECOMMUNICATIONS--SERVICES--6.0%
  AT&T Corp.................................................                50,000        3,003,125
  Communications Satellite Corp.............................                43,000        1,736,125
  Frontier Corp.............................................                55,000        1,646,563
  General Motors Corp. Class H..............................                15,000          828,750
  Reltec Corp...............................................                55,000        2,193,125
                                                                                     --------------
                                                                                          9,407,688
                                                                                     --------------
TRANSPORTATION--AIRLINE--1.9%
  U.S. Airways Group, Inc. (b)..............................                42,000        2,987,250
                                                                                     --------------
TRANSPORTATION--RAIL--1.8%
  Kansas City Southern Industries, Inc......................                63,000        2,846,812
                                                                                     --------------
TOTAL COMMON STOCKS
  (Identified cost $119,880,453)...................................................     140,170,712
                                                                                     --------------

FOREIGN COMMON STOCKS--3.5%
ELECTRIC--SEMICONDUCTOR EQUIPMENT--2.5%
  ASM Lithography Holding N.V. (b)..........................                25,500        2,336,437
  PMC--Sierra, Inc. (Canada) (b)............................                36,000        1,638,000
                                                                                     --------------
                                                                                          3,974,437
                                                                                     --------------
                                                                            SHARES       VALUE
                                                                           --------  --------------
MEDICAL--ETHICAL DRUGS--1.0%
  Elan PLC Sponsored ADR (Ireland) (b)......................                25,500   $    1,584,423
                                                                                     --------------
TOTAL FOREIGN COMMON STOCKS
  (Identified cost $16,368,487)....................................................       5,558,860
                                                                                     --------------

TOTAL LONG-TERM INVESTMENTS--93.1%
  (Identified cost $136,248,940)...................................................     145,729,572
                                                                                     --------------

                                                               STANDARD
                                                                & POORS      PAR
                                                                RATING      VALUE
                                                              (UNAUDITED)   (000)
                                                              -----------  --------
SHORT-TERM OBLIGATIONS--17.8%
COMMERCIAL PAPER--17.8%
  AlliedSignal 5.51%, 5/1/98................................  A-1          $ 3,745        3,745,000
  Cargill, Inc. 5.50%, 5/1/98...............................  A-1+           1,130        1,130,000
  Exxon Imperial U.S., Inc. 5.50%, 5/4/98...................  A-1+           3,575        3,573,362
  BellSouth Telecommunications, Inc. 5.50%, 5/5/98..........  A-1+           3,500        3,497,861
  Kimberly-Clark Corp. 5.50%, 5/5/98........................  A-1+           3,750        3,747,708
  Greenwich Funding Corp. 5.55%, 5/6/98.....................  A-1+           2,845        2,842,807
  Preferred Receivables Funding Corp. 5.55%, 5/8/98.........  A-1+           2,745        2,742,038
  Corporate Receivable Corp. 5.55%, 5/13/98.................  A-1+           3,040        3,034,376
  Potomac Electric Power Co. 5.52%, 5/14/98.................  A-1+           3,500        3,493,023
                                                                                     --------------
                                                                                         27,806,175
                                                                                     --------------
TOTAL SHORT-TERM OBLIGATIONS
  (Identified cost $27,806,175)....................................................      27,806,175
                                                                                     --------------

TOTAL INVESTMENTS--110.9%
  (Identified cost $164,055,115)...................................................     173,535,747(a)

  Cash and receivables, less liabilities--(10.9%)..................................    (17,058,214)
                                                                                     --------------
NET ASSETS--100.0%.................................................................    $156,477,533
                                                                                     --------------
                                                                                     --------------

(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $11,478,862 and gross depreciation of $2,194,008 for income tax purposes. At April 30, 1998, the aggregate cost of securities for federal income tax purposes was $164,250,893.
(b)  Non-income producing.

                       See Notes to Financial Statements.                     13

Phoenix Strategic Theme Fund
--------------------------------------------------------------------------------

                      STATEMENT OF ASSETS AND LIABILITIES
                                 APRIL 30, 1998



Assets
Investment securities at value
 (Identified cost $164,055,115)                                   $173,535,747
Cash                                                                     1,484
Receivables
 Investment securities sold                                          2,485,897
 Dividends and interest                                                135,942
 Fund shares sold                                                       80,863
                                                                  ------------
  Total assets                                                     176,239,933
                                                                  ------------
Liabilities
Payables
 Investment securities purchased                                    19,182,364
 Fund shares repurchased                                               306,447
 Investment advisory fee                                                98,722
 Distribution fee                                                       74,231
 Transfer agent fee                                                     24,093
 Financial agent fee                                                     9,046
 Trustee's fee                                                           9,074
Accrued expenses                                                        58,423
                                                                  ------------
  Total liabilities                                                 19,762,400
                                                                  ------------
Net Assets                                                        $156,477,533
                                                                  ============
Net Assets Consist of:
Capital paid in on shares of beneficial interest                  $134,582,816
Accumulated net realized gain                                       12,414,085
Net unrealized appreciation                                          9,480,632
                                                                  ------------
Net Assets                                                        $156,477,533
                                                                  ============
Class A
Shares of beneficial interest outstanding, $0.0001 par value,
 unlimited authorization (Net Assets $89,883,977)                    6,562,115
Net asset value per share                                               $13.70
Offering price per share $13.70/(1-4.75%)                               $14.38
Class B
Shares of beneficial interest outstanding, $0.0001 par value,
 unlimited authorization (Net Assets $66,106,883)                    4,909,907
Net asset value and offering price per share                            $13.46
Class C
Shares of beneficial interest outstanding, $0.0001 par value,
 unlimited authorization (Net Assets $266,797)                          19,814
Net asset value and offering price per share                            $13.47
Class M
Shares of beneficial interest outstanding, $0.0001 par value,
 unlimited authorization (Net Assets $219,876)                          16,288
Net asset value per share                                               $13.50
Offering price per share $13.50/(1-3.50%)                               $13.99


                             STATEMENT OF OPERATIONS
                            YEAR ENDED APRIL 30, 1998



Investment Income
Interest                                                  $   891,877
Dividends                                                     718,359
                                                          -----------
  Total investment income                                   1,610,236
                                                          -----------
Expenses
Investment advisory fee                                     1,139,421
Distribution fee--Class A                                     227,277
Distribution fee--Class B                                     608,380
Distribution fee--Class C                                         876
Distribution fee--Class M                                         431
Financial agent fee                                            94,670
Transfer agent                                                241,789
Registration                                                   63,699
Professional                                                   24,370
Printing                                                       22,030
Custodian                                                      19,764
Trustees                                                       20,280
Miscellaneous                                                   7,852
                                                          -----------
  Total expenses                                            2,470,839
                                                          -----------
Net investment loss                                          (860,603)
                                                          -----------
Net Realized and Unrealized Gain on Investments
Net realized gain on securities                            38,200,352
Net realized loss on written options                         (375,904)
Net change in unrealized appreciation on investments        7,260,964
                                                          -----------
Net gain on investments                                    45,085,412
                                                          -----------
Net increase in net assets resulting from
  operations                                              $44,224,809
                                                          ===========


14                        See Notes to Financial Statements

Phoenix Strategic Theme Fund
--------------------------------------------------------------------------------

                       STATEMENT OF CHANGES IN NET ASSETS


                                                                                        Year Ended         Year Ended
                                                                                      April 30, 1998     April 30, 1997
                                                                                     ----------------   ---------------
From Operations
 Net investment income (loss)                                                         $    (860,603)     $     236,284
 Net realized gain (loss)                                                                37,824,448           (564,493)
 Net change in unrealized appreciation (depreciation)                                     7,260,964         (4,414,137)
                                                                                      -------------      -------------
 Increase (decrease) in net assets resulting from operations                             44,224,809         (4,742,346)
                                                                                      -------------      -------------
From Distributions to Shareholders
 Net investment income--Class A                                                                  --            (58,137)
 In excess of net investment income--Class A                                               (101,991)                --
 Net realized gains--Class A                                                            (13,931,615)                --
 Net realized gains--Class B                                                             (9,617,855)                --
 Net realized gains--Class C                                                                (21,083)                --
 Net realized gains--Class M                                                                (15,426)                --
 In excess of accumulated net realized gains--Class A                                            --            (75,556)
 In excess of accumulated net realized gains--Class B                                            --            (45,199)
                                                                                      -------------      -------------
 Decrease in net assets from distributions to shareholders                              (23,687,970)          (178,892)
                                                                                      -------------      -------------
From Share Transactions
Class A
 Proceeds from sales of shares (1,116,085 and 5,618,602 shares, respectively)            15,627,146         70,489,900
 Net asset value of shares issued from reinvestment of distributions
  (1,156,842 and 9,860 shares, respectively)                                             13,731,378            124,426
 Cost of shares repurchased (2,179,107 and 1,859,542 shares, respectively)              (29,983,137)       (23,252,060)
                                                                                      -------------      -------------
Total                                                                                      (624,613)        47,362,266
                                                                                      -------------      -------------
Class B
 Proceeds from sales of shares (666,515 and 3,501,688 shares, respectively)               9,141,162         43,480,458
 Net asset value of shares issued from reinvestment of distributions
  (783,925 and 3,161 shares, respectively)                                                9,156,239             39,607
 Cost of shares repurchased (724,153 and 287,858 shares, respectively)                   (9,883,220)        (3,604,353)
                                                                                      -------------      -------------
Total                                                                                     8,414,181         39,915,712
                                                                                      -------------      -------------
Class C
 Proceeds from sales of shares (18,017 and 0 shares, respectively)                          248,777                 --
 Net asset value of shares issued from reinvestment of distributions
  (1,797 and 0 shares, respectively)                                                         20,990                 --
 Cost of shares repurchased (0 and 0 shares, respectively)                                       --                 --
                                                                                      -------------      -------------
Total                                                                                       269,767                 --
                                                                                      -------------      -------------
Class M
 Proceeds from sales of shares (14,974 and 0 shares, respectively)                          196,112                 --
 Net asset value of shares issued from reinvestment of distributions
  (1,314 and 0 shares, respectively)                                                         15,357                 --
 Cost of shares repurchased (0 and 0 shares, respectively)                                       --                 --
                                                                                      -------------      -------------
Total                                                                                       211,469                 --
                                                                                      -------------      -------------
 Increase in net assets from share transactions                                           8,270,804         87,277,978
                                                                                      -------------      -------------
 Net increase in net assets                                                              28,807,643         82,356,740

Net Assets
 Beginning of period                                                                    127,669,890         45,313,150
                                                                                      -------------      -------------
 End of period (including undistributed net investment income of $0 and $199,760,
  respectively)                                                                       $ 156,477,533      $ 127,669,890
                                                                                      =============      =============


                       See Notes to Financial Statements                      15

Phoenix Strategic Theme Fund
--------------------------------------------------------------------------------

                              FINANCIAL HIGHLIGHTS
     (Selected data for a share outstanding throughout the indicated period)



                                                                       Class A
                                               --------------------------------------------------------
                                                                                     From Inception
                                                     Year Ended April 30,              10/16/95 to
                                                      1998        1997                   4/30/96
                                               --------------------------------- ----------------------
Net asset value, beginning of period               $12.03        $12.37                 $10.00
Income from investment operations(7)
 Net investment income (loss)                       (0.04)(5)      0.06(5)                0.00(1)(5)
 Net realized and unrealized gain (loss)             4.03         (0.38)                  2.39
                                                  -------        ------                -------
  Total from investment operations                   3.99         (0.32)                  2.39
                                                  -------        ------                -------
Less distributions
 Dividends from net investment income                  --         (0.01)                    --
 Dividend from net realized gains                   (2.29)           --                     --
 In excess of net investment income                 (0.03)           --                     --
 In excess of accumulated net realized gains           --         (0.01)                    --
 Tax return of capital                                 --            --                  (0.02)
                                                  -------       -------                -------
  Total distributions                               (2.32)        (0.02)                 (0.02)
                                                  -------       -------                -------
Change in net asset value                            1.67          0.34)                  2.37
                                                  -------       -------                -------
Net asset value, end of period                     $13.70        $12.03                 $12.37
                                                  =======       =======                =======
Total return(2)                                     36.22%        (2.57)%                23.89%(4)

Ratios/supplemental data:
Net assets, end of period (thousands)             $89,884       $77,827                $33,393

Ratio to average net assets of:
 Expenses                                            1.33%         1.40%                  1.40%(3)
 Net investment income (loss)                       (0.26)%        0.49%                 (0.09)%(3)
Portfolio turnover                                    618%          532%                   175%(4)
Average commission rate paid(6)                   $0.0568       $0.0590                $0.0663



                                                                       Class B
                                               --------------------------------------------------------
                                                                                     From Inception
                                                     Year Ended April 30,              10/16/95 to
                                                        1998      1997                   4/30/96
                                               --------------------------------- ----------------------
Net asset value, beginning of period               $11.91         $12.33                $10.00
Income from investment operations(7)
 Net investment income (loss)                       (0.14)(5)      (0.03)(5)             (0.06)(1)(5)
 Net realized and unrealized gain (loss)             3.98          (0.38)                 2.40
                                                  -------       --------                ------
  Total from investment operations                   3.84(5)       (0.41)                 2.34
                                                  -------       --------                ------
Less distributions
 Dividends from net investment income                  --             --                    --
 Dividend from net realized gains                   (2.29)            --                    --
 In excess of net investment income                    --             --                    --
 In excess of accumulated net realized gains           --          (0.01)                   --
 Tax return of capital                                 --             --                 (0.01)
                                                  -------       --------               -------
  Total distributions                               (2.29)         (0.01)                (0.01)
                                                  -------       --------               -------
Change in net asset value                            1.55          (0.42)                 2.33
                                                  -------       --------               -------
Net asset value, end of period                     $13.46         $11.91                $12.33
                                                  =======       ========               =======
Total return(2)                                     35.18%         (3.31)%               23.41%(4)

Ratios/supplemental data:
Net assets, end of period (thousands)             $66,107        $49,843               $11,920

Ratio to average net assets of:
 Expenses                                            2.08%          2.15%                 2.16%(3)
 Net investment income (loss)                       (1.02)%        (0.23)%               (1.06)%(3)
Portfolio turnover                                    618%           532%                  175%(4)
Average commission rate paid(6)                   $0.0568        $0.0590               $0.0663

(1) Includes reimbursement of operating expenses by investment adviser of $0.04 and $0.04, respectively.
(2) Maximum sales charge is not reflected in total return calculation.
(3) Annualized
(4) Not annualized
(5) Computed using average shares outstanding.
(6) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for securities trades on which commissions are charged. This rate generally does not reflect mark-ups, mark-downs, or spreads on shares traded on a principal basis.
(7) Distributions are made in accordance with the prospectus; however, class level per share income from investment operations may vary from anticipated results depending on the timing of share purchases and redemptions.


16                       See Notes to Financial Statements

Phoenix Strategic Theme Fund
--------------------------------------------------------------------------------

                              FINANCIAL HIGHLIGHTS
     (Selected data for a share outstanding throughout the indicated period)



                                                       Class C              Class M
                                                   ----------------     ----------------
                                                   From Inception       From Inception
                                                     11/3/97 to           11/3/97 to
                                                       4/30/98              4/30/98
                                                   ----------------     ----------------
Net asset value, beginning of period                   $14.93               $14.93
Income from investment operations(7)
 Net investment income (loss)                           (0.05)(5)             (.02)(5)
 Net realized and unrealized gain (loss)                 0.88                 0.88
                                                      -------              -------
  Total from investment operations                       0.83                 0.86
                                                      -------              -------
Less distributions
 Dividends from net investment income                      --                   --
 Dividend from net realized gains                       (2.29)               (2.29)
 In excess of accumulated net realized gains               --                   --
                                                      -------              -------
  Total distributions                                   (2.29)               (2.29)
                                                      -------              -------
Change in net asset value                               (1.46)               (1.43)
                                                      -------              -------
Net asset value, end of period                         $13.47               $13.50
                                                      =======              =======
Total return(2)                                          7.92%(4)             8.14%(4)

Ratios/supplemental data:
Net assets, end of period (thousands)                    $267                 $220

Ratio to average net assets of:
 Expenses                                                2.08%(3)             1.58%(3)
 Net investment income (loss)                           (0.87)%(3)           (0.40)%(3)
Portfolio turnover                                        618%(4)              618%(4)
Average commission rate paid(6)                       $0.0568              $0.0568

(1) Includes reimbursement of operating expenses by investment adviser of $0.04 and $0.04, respectively.
(2) Maximum sales charge is not reflected in total return calculation.
(3) Annualized
(4) Not annualized
(5) Computed using average shares outstanding.
(6) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for securities trades on which commissions are charged. This rate generally does not reflect mark-ups, mark-downs, or spreads on shares traded on a principal basis.
(7) Distributions are made in accordance with the prospectus; however, class level per share income from investment operations may vary from anticipated results depending on the timing of share purchases and redemptions.


                       See Notes to Financial Statements                      17

Phoenix Equity Opportunities Fund
------------------------------------------------------

                         INVESTMENTS AT APRIL 30, 1998


                                                    SHARES            VALUE
                                                ---------------  ---------------
COMMON STOCKS--95.1%
AUTO PARTS & EQUIPMENT--2.9%
  Dana Corp........................                     95,000   $     5,616,875
                                                                 ---------------
BANKS (MONEY CENTER)--1.7%
  BankAmerica Corp.................                     40,000         3,400,000
                                                                 ---------------
BEVERAGES (NON-ALCOHOLIC)--2.4%
  PepsiCo, Inc.....................                    120,000         4,762,500
                                                                 ---------------
BROADCASTING (TELEVISION, RADIO & CABLE)--2.9%
  Chancellor Media Corp. (b).......                    120,000         5,692,500
                                                                 ---------------
BUILDING MATERIALS--2.4%
  Masco Corp.......................                     82,000         4,756,000
                                                                 ---------------
CHEMICALS--2.5%
  Monsanto Co......................                     92,000         4,864,500
                                                                 ---------------
COMMUNICATIONS EQUIPMENT--3.3%
  Lucent Technologies, Inc.........                     84,000         6,394,500
                                                                 ---------------
COMPUTERS (HARDWARE)--2.3%
  Dell Computer Corp. (b)..........                     55,000         4,441,250
                                                                 ---------------
COMPUTERS (NETWORKING)--2.0%
  Cisco Systems, Inc. (b)..........                     55,000         4,028,750
                                                                 ---------------
COMPUTERS (PERIPHERALS)--2.1%
  EMC Corp. (b)....................                     88,000         4,059,000
                                                                 ---------------
COMPUTERS (SOFTWARE & SERVICES)--3.9%
  Computer Horizons Corp. (b)......                     60,000         2,276,250
  Microsoft Corp. (b)..............                     60,000         5,407,500
                                                                 ---------------
                                                                       7,683,750
                                                                 ---------------
DISTRIBUTORS (FOOD & HEALTH)--1.7%
  Cardinal Health, Inc.............                     35,000         3,368,750
                                                                 ---------------
ELECTRICAL EQUIPMENT--3.0%
  General Electric Co..............                     70,000         5,958,750
                                                                 ---------------
ELECTRONICS (SEMICONDUCTORS)--3.6%
  Intel Corp.......................                     38,000         3,070,875
  Texas Instruments, Inc...........                     62,500         4,003,906
                                                                 ---------------
                                                                       7,074,781
                                                                 ---------------
ENTERTAINMENT--2.4%
  Premier Parks, Inc. (b)..........                     85,000         4,728,125
                                                                 ---------------
FINANCIAL (DIVERSIFIED)--3.4%
  American Express Co..............                     65,000         6,630,000
                                                                 ---------------


                                                    SHARES            VALUE
                                                ---------------  ---------------
FOODS--3.0%
  Hershey Foods Corp...............                     80,000   $     5,860,000
                                                                 ---------------
HEALTH CARE (DIVERSIFIED)--6.6%
  Bristol-Myers Squibb Co..........                     55,000         5,823,125
  McKesson Corp....................                    100,000         7,068,750
                                                                 ---------------
                                                                      12,891,875
                                                                 ---------------
HEALTH CARE (SPECIALIZED SERVICES)--2.7%
  Alza Corp. (b)...................                    110,000         5,273,125
                                                                 ---------------
HOUSEHOLD FURNISHINGS & APPLIANCES--3.0%
  Maytag Corp......................                    115,000         5,922,500
                                                                 ---------------
HOUSEHOLD PRODUCTS (NON-DURABLES)--4.4%
  Colgate Palmolive Co.............                     63,000         5,650,312
  Procter & Gamble Co..............                     35,500         2,917,656
                                                                 ---------------
                                                                       8,567,968
                                                                 ---------------
INSURANCE (MULTI-LINE)--5.1%
  SunAmerica, Inc..................                     98,900         4,938,819
  Travelers Group, Inc.............                     83,000         5,078,563
                                                                 ---------------
                                                                      10,017,382
                                                                 ---------------
INSURANCE (PROPERTY-CASUALTY)--3.4%
  Allstate Corp....................                     30,000         2,887,500
  St. Paul Cos., Inc. (The)........                     45,000         3,813,750
                                                                 ---------------
                                                                       6,701,250
                                                                 ---------------
MANUFACTURING (DIVERSIFIED)--2.5%
  Tyco International Ltd...........                     90,000         4,905,000
                                                                 ---------------
NATURAL GAS--2.4%
  Williams Cos., Inc. (The)........                    150,000         4,743,750
                                                                 ---------------
OIL & GAS (DRILLING & EQUIPMENT)--1.9%
  Schlumberger Ltd.................                     45,000         3,729,375
                                                                 ---------------
PERSONAL CARE--2.2%
  Gillette Co......................                     37,500         4,328,906
                                                                 ---------------
RESTAURANTS--1.6%
  McDonalds Corp...................                     50,000         3,093,750
                                                                 ---------------
RETAIL (GENERAL MERCHANDISE)--3.2%
  Dayton Hudson Corp...............                     71,000         6,199,188
                                                                 ---------------
RETAIL (SPECIALTY-APPAREL)--2.9%
  TJX Companies, Inc. (The)........                    130,000         5,752,500
                                                                 ---------------
SERVICES (DATA PROCESSING)--2.4%
  Automatic Data Processing,
    Inc............................                     72,000         4,819,500
                                                                 ---------------

20                     See Notes to Financial Statements.



PHOENIX EQUITY OPPORTUNITIES FUND
------------------------------------------------------

                                                    SHARES            VALUE
                                                ---------------  ---------------
TELECOMMUNICATIONS (LONG DISTANCE)--5.3%
  AT&T Corp........................                     56,500   $     3,393,531
  WorldCom, Inc. (b)...............                    165,000         7,058,906
                                                                 ---------------
                                                                      10,452,437
                                                                 ---------------
TOTAL COMMON STOCKS
  (Identified cost $165,104,153)...............................      186,718,537
                                                                 ---------------
FOREIGN COMMON STOCKS--2.4%
OIL (INTERNATIONAL INTEGRATED)--2.4%
  Royal Dutch Petroleum Co. ADR NY
    Registered Shares
    (Netherlands)..................                     85,000         4,807,813
                                                                 ---------------
TOTAL FOREIGN COMMON STOCKS
  (Identified cost $4,361,908).................................        4,807,813
                                                                 ---------------
TOTAL LONG-TERM INVESTMENTS--97.5%
  (Identified cost $169,466,061)...............................      191,526,350
                                                                 ---------------


                                        STANDARD
                                        & POOR'S            PAR
                                         RATING            VALUE
                                       (UNAUDITED)         (000)
                                     ---------------      -------

SHORT-TERM OBLIGATIONS--5.2%
COMMERCIAL PAPER--5.2%
  Marsh & McLennan Cos., Inc.
    5.52%, 5/1/98..................  A-1+             $        7,270         7,270,000
  Preferred Receivables Funding
    Corp. 5.57%, 5/5/98............  A-1                       2,885         2,883,216
                                                                       ---------------
                                                                            10,153,216
                                                                       ---------------
TOTAL SHORT-TERM OBLIGATIONS
  (Identified cost $10,153,216)......................................       10,153,216
                                                                       ---------------

TOTAL INVESTMENTS--102.7%
  (Identified cost $179,619,277).....................................      201,679,566(a)
  Cash and receivables, less liabilities--(2.7%).....................       (5,332,787)
                                                                       ---------------
NET ASSETS--100.0%...................................................     $196,346,779
                                                                       ---------------
                                                                       ---------------


(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $23,210,031 and gross depreciation of $1,149,742 for federal income tax purposes. At April 30, 1998, the aggregate cost of securities for federal income tax purposes was $179,619,277.
(b)  Non-income producing.

                       See Notes to Financial Statements.                    21

Phoenix Equity Opportunities Fund
--------------------------------------------------------------------------------

                      STATEMENT OF ASSETS AND LIABILITIES
                                 APRIL 30, 1998



Assets
Investment securities at value
  (Identified cost $179,619,277)                                $ 201,679,566
Cash                                                                    2,269
Receivables
 Investment securities sold                                         2,693,660
 Dividends and interest                                               124,916
 Fund shares sold                                                      21,505
                                                                -------------
  Total Assets                                                    204,521,916
                                                                -------------
Liabilities
Payables
 Investment securities purchased                                    7,812,779
 Fund shares repurchased                                               98,908
 Investment advisory fee                                              114,454
 Distribution fee                                                      42,161
 Transfer agent fee                                                    37,303
 Trustees' fee                                                          9,128
 Financial agent fee                                                    8,349
Accrued expenses                                                       52,055
                                                                -------------
  Total Liabilities                                                 8,175,137
                                                                -------------
Net Assets                                                      $ 196,346,779
                                                                =============
Net Assets Consist of:
Capital paid in on shares of beneficial interest                $ 160,100,154
Accumulated net realized gain                                      14,186,336
Net unrealized appreciation                                        22,060,289
                                                                -------------
Net Assets                                                      $ 196,346,779
                                                                =============
Class A
Shares of beneficial interest outstanding, $0.0001
  par value, unlimited authorization
  (Net Assets $194,295,709)                                        24,171,298

Net asset value per share                                               $8.04
Offering price per share
$  8.04/(1-4.75%)                                                       $8.44

Class B
Shares of beneficial interest outstanding, $0.0001
  par value, unlimited authorization
  (Net Assets $2,051,070)                                             263,024

Net asset value and offering price per share                            $7.80


                             STATEMENT OF OPERATIONS
                            YEAR ENDED APRIL 30, 1998



Investment Income
Dividends                                                $   790,402
Interest                                                     411,390
                                                         -----------
  Total investment income                                  1,201,792
                                                         -----------
Expenses
Investment advisory fee                                    1,326,599
Distribution fee--Class A                                    468,990
Distribution fee--Class B                                     19,186
Financial agent fee                                           97,806
Transfer agent                                               236,116
Registration                                                  25,186
Custodian                                                     21,706
Trustees                                                      19,732
Professional                                                  19,564
Printing                                                      13,262
Miscellaneous                                                 11,781
                                                         -----------
  Total expenses                                           2,259,928
                                                         -----------
Net investment loss                                       (1,058,136)
                                                         -----------
Net Realized and Unrealized Gain on Investments
Net realized gain on securities                           52,694,656
Net change in unrealized appreciation on investments      16,227,091
                                                         -----------
Net gain on investments                                   68,921,747
                                                         -----------
Net increase in net assets resulting from
  operations                                             $67,863,611
                                                         ===========


22                       See Notes to Financial Statements

Phoenix Equity Opportunities Fund
--------------------------------------------------------------------------------

                       STATEMENT OF CHANGES IN NET ASSETS


                                                                                                Year Ended         Year Ended
                                                                                              April 30, 1998     April 30, 1997
                                                                                             ----------------   ---------------
From Operations
 Net investment income (loss)                                                                 $  (1,058,136)     $    (795,274)
 Net realized gain                                                                               52,694,656         10,737,465
 Net change in unrealized appreciation (depreciation)                                            16,227,091        (33,047,467)
                                                                                              -------------      -------------
 Net increase (decrease) in net assets resulting from operations                                 67,863,611        (23,105,276)
                                                                                              -------------      -------------
From Distributions to Shareholders
 Net realized gains--Class A                                                                    (35,351,518)       (21,357,244)
 Net realized gains--Class B                                                                       (371,756)          (197,785)
 In excess of accumulated net realized gains--Class A                                                    --         (1,175,456)
 In excess of accumulated net realized gains--Class B                                                    --            (10,885)
                                                                                              -------------      -------------
 Decrease in net assets from distributions to shareholders                                      (35,723,274)       (22,741,370)
                                                                                              -------------      -------------
From Share Transactions
Class A
 Proceeds from sales of shares (580,916 and 1,544,352 shares, respectively)                       4,485,413         13,235,186
 Net asset value of shares issued from reinvestment of distributions
  (3,754,855 and 2,020,340 shares, respectively)                                                 25,457,918         16,243,531
 Cost of shares repurchased (3,877,643 and 4,096,555 shares, respectively)                      (30,879,705)       (34,291,172)
                                                                                              -------------      -------------
Total                                                                                              (936,374)        (4,812,455)
                                                                                              -------------      -------------
Class B
 Proceeds from sales of shares (46,609 and 115,267 shares, respectively)                            361,942            965,240
 Net asset value of shares issued from reinvestment of distributions
  (54,117 and 24,702 shares, respectively)                                                          357,170            195,636
 Cost of shares repurchased (83,812 and 48,133 shares, respectively)                               (638,121)          (387,617)
                                                                                              -------------      -------------
Total                                                                                                80,991            773,259
                                                                                              -------------      -------------
 Decrease in net assets from share transactions                                                    (855,383)        (4,039,196)
                                                                                              -------------      -------------
 Net increase (decrease) in net assets                                                           31,284,954        (49,885,842)
Net Assets
 Beginning of period                                                                            165,061,825        214,947,667
                                                                                              -------------      -------------
 End of period (including undistributed net investment income of $0 and $0, respectively)     $ 196,346,779      $ 165,061,825
                                                                                              =============      =============


                       See Notes to Financial Statements                      23

Phoenix Equity Opportunities Fund
--------------------------------------------------------------------------------

                              FINANCIAL HIGHLIGHTS
    (Selected data for a share outstanding throughout the indicated period)


                                                                                 Class A
                                               ----------------------------------------------------------------------------
                                                                           Year Ended April 30,
                                                      1998             1997            1996           1995         1994
                                               ---------------- ---------------- ---------------- ------------ ------------
Net asset value, beginning of period                 $6.89            $8.81         $7.40          $7.31        $9.64
Income from investment operations
 Net investment income (loss)                        (0.04)(4)        (0.03)(4)     (0.04)(4)       0.04         0.05
 Net realized and unrealized gain (loss)              2.82            (0.90)         2.34           0.58         0.57
                                                  --------          -------      --------       --------     --------
  Total from investment operations                    2.78            (0.93)         2.30           0.62         0.62
                                                  --------          -------      --------       --------     --------
Less distributions
 Dividends from net investment income                   --               --            --          (0.05)       (0.05)
 Dividends from net realized gains                   (1.63)           (0.94)        (0.89)         (0.48)       (2.90)
 In excess of accumulated net realized gains            --            (0.05)           --             --           --
                                                  --------          -------      --------       --------     --------
  Total distributions                                (1.63)           (0.99)        (0.89)         (0.53)       (2.95)
                                                  --------          -------      --------       --------     --------
Change in net asset value                             1.15            (1.92)         1.41           0.09        (2.33)
                                                  --------          -------      --------       --------     --------
Net asset value, end of period                       $8.04            $6.89         $8.81          $7.40      $7.31
                                                  ========          =======      ========       ========     ========
Total return(1)                                      44.66%          (12.19)%       32.86%          9.16%        4.99%

Ratios/supplemental data:
Net assets, end of period (thousands)             $194,296          $63,396      $213,600       $179,666     $186,037

Ratio to average net assets of:
 Expenses                                             1.18%            1.23%         1.25%          1.32%        1.26%
 Net investment income (loss)                        (0.55)%          (0.39)%       (0.53)%         0.60%        0.57%
Portfolio turnover                                     371%             412%          302%           358%         167%
Average commission rate paid(5)                    $0.0632          $0.0543       $0.0600            N/A          N/A


                                                                                     Class B
                                                 --------------------------------------------------------------------------
                                                                                                             From
                                                                   Year Ended April 30,                   Inception
                                                                                                          7/19/94 to
                                                        1998                1997             1996          4/30/95
                                                     -------             -------             ----         ----------
Net asset value, beginning of period                   $6.77               $8.73            $7.39           $7.28
Income from investment operations
 Net investment income (loss)                          (0.10)(4)           (0.09)(4)        (0.10)(4)        0.00
 Net realized and unrealized gain (loss)                2.76               (0.88)            2.33            0.59
                                                     -------             -------          -------           -----
  Total from investment operations                      2.66               (0.97)           2.23             0.59
                                                     -------             -------          -------           -----
Less distributions
 Dividends from net investment income                     --                  --               --              --
 Dividends from net realized gains                     (1.63)              (0.94)           (0.89)          (0.48)
 In excess of accumulated net realized gains              --               (0.05)              --              --
                                                     -------             -------          -------           -----
  Total distributions                                  (1.63)              (0.99)           (0.89)          (0.48)
                                                     -------             -------          -------           -----
Change in net asset value                               1.03               (1.96)            1.34            0.11
                                                     -------             -------          -------           -----
Net asset value, end of period                         $7.80              $ 6.77            $8.73           $7.39
                                                     =======             =======          =======           =====
Total return(1)                                        43.58%             (12.79)%          31.92%           8.69%(3)

Ratios/supplemental data:
Net assets, end of period (thousands)                 $2,051              $1,666           $1,348            $525

Ratio to average net assets of:
 Expenses                                               1.93%               1.98%            2.06%           2.15%(2)
 Net investment income (loss)                          (1.30)%             (1.15)%          (1.18)%         (0.06)%(2)
Portfolio turnover                                       371%                412%             302 %           358%
Average commission rate paid(5)                      $0.0632             $0.0543          $0.0600             N/A

(1) Maximum sales charge is not reflected in total return calculation.
(2) Annualized
(3) Not annualized
(4) Computed using average shares outstanding.
(5) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for securities trades on which commissions are charged. This rate generally does not reflect mark-ups, mark-downs, or spreads on shares traded on a principal basis.


24                      See Notes to Financial Statements

PHOENIX STRATEGIC EQUITY SERIES FUND
NOTES TO FINANCIAL STATEMENTS
April 30, 1998

1. SIGNIFICANT ACCOUNTING POLICIES

     Phoenix Strategic Equity Series Fund (the "Fund") is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company. Each Series has distinct investment objectives. The Small Cap Series seeks long-term growth of capital by investing in a diversified portfolio of securities, primarily common stock, of relatively small companies which the adviser believes have long-term investment potential. The Strategic Theme Series seeks long-term appreciation of capital through investing in securities of companies that the adviser believes are particularly well positioned to benefit from cultural, demographic, regulatory, social or technological changes worldwide. The Equity Opportunities Series seeks to achieve long-term growth of capital from investment in a diversified group of stocks or securities convertible into stocks.

     Each Series offers both Class A and Class B shares. The Strategic Theme Series also offers Class C shares and Class M shares. Class M shares have been closed to new investors. Class A shares are sold with a front-end sales charge of up to 4.75%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class C shares are sold with a 1% contingent deferred sales charge if redeemed within one year of purchase. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that each class bears different distribution expenses and has exclusive voting rights with respect to its distribution plan. Income and expenses of each Series are borne pro rata by the holders of both classes of shares, except that each class bears distribution expenses unique to that class.

     The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities, revenues and expenses. Actual results could differ from those estimates.

A. Security valuation:

     Equity securities are valued at the last sale price, or if there had been no sale that day, at the last bid price. Short-term investments having a remaining maturity of 60 days or less are valued at amortized cost which approximates market. All other securities and assets are valued at their fair value as determined in good faith by or under the direction of the Trustees.

B. Security transactions and related income:

     Security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, in the case of certain foreign securities, as soon as the Series is notified. Interest income is recorded on the accrual basis. Realized gains and losses are determined on the identified cost basis.

C. Income taxes:

     Each of the Series is treated as a separate taxable entity. It is the policy of each Series in the Fund to comply with the requirements of the Internal Revenue Code (the "Code") applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. In addition, each Series intends to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code. Therefore, no provision for federal income taxes or excise taxes has been made.


D. Distributions to shareholders:

     Distributions are recorded by each Series on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include the treatment of non-taxable dividends, expiring capital loss carryforwards, foreign currency gain/loss, partnerships, and losses deferred due to wash sales and excise tax regulations. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital.


E. Foreign currency translation:

     Foreign securities and other assets and liabilities are valued using the foreign currency exchange rate effective at the end of the reporting period. Cost of investments is translated at the currency exchange rate effective at the trade date. The gain or loss resulting from a change in currency exchange rates between the trade and settlement dates of a portfolio transaction is treated as a gain or loss on foreign currency. Likewise, the gain or loss resulting from a change in currency exchange rates between the date income is accrued and paid is treated as a gain or loss on foreign currency. The Fund does not separate that portion of the results of operations arising from changes in exchange rates and that portion arising from changes in the market prices of securities.

PHOENIX STRATEGIC EQUITY SERIES FUND
NOTES TO FINANCIAL STATEMENTS
April 30, 1998 (Continued)

F. Expenses:

     Expenses incurred by the Fund with respect to any two or more Series are allocated in proportion to the net assets of each Series, except where allocation of direct expense to each Series or an alternative allocation method can be more fairly made.


G. Options:

     The Fund may write covered options or purchase options contracts for the purpose of hedging against changes in the market value of the underlying securities or foreign currencies.

     The Fund will realize a gain or loss upon the expiration or closing of the option transaction. Gains and losses on written options are reported separately in the Statement of Operations. When a written option is exercised, the proceeds on sales or amounts paid are adjusted by the amount of premium received. Options written are reported as a liability in the Statement of Assets and Liabilities and subsequently marked-to-market to reflect the current value of the option. The risk associated with written options is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, or if a liquid secondary market does not exist for the contracts.

     The Fund may purchase options which are included in the Fund's Schedule of Investments and subsequently marked-to-market to reflect the current value of the option. When a purchased option is exercised, the cost of the security is adjusted by the amount of premium paid. The risk associated with purchased options is limited to the premium paid.


2. INVESTMENT ADVISORY FEE AND RELATED PARTY TRANSACTIONS

     As compensation for their services to the Fund, the Advisers, Phoenix Investment Counsel, Inc. ("PIC") and National Securities and Research Corporation ("NSR"), indirect majority-owned subsidiaries of Phoenix Home Life Mutual Insurance Company ("PHL"), are entitled to a fee based upon the following annual rates as a percentage of the average daily net assets of each Series:

                                                 1st          $1-2         $2+
Series                           Adviser     $1 Billion     Billion      Billion
------                           -------     ----------     -------      -------
Small Cap Series                PIC              0.75%        0.70%        0.65%
Strategic Theme Series          PIC              0.75%        0.70%        0.65%
Equity Opportunities Series     NSR              0.70%        0.65%        0.60%

     The Adviser has agreed to assume expenses and reduce the advisory fee for the benefit of the Small Cap and Strategic Theme Series to the extent that other operating expenses (excluding investment advisory fees, distribution fees, interest, taxes, brokerage fees and commissions and extraordinary expenses) exceed 0.50% and 0.40%, respectively, of the average daily net assets of each Series.

     As Distributor of the Fund's shares, Phoenix Equity Planning Corp. ("PEPCO"), an indirect majority-owned subsidiary of PHL, has advised the Fund that it retained net selling commissions of $118,943 for Class A shares and $0 for Class M shares and deferred sales charges of $940,009 for Class B shares and $0 for Class C shares, for the year ended April 30, 1998. In addition, each Series pays PEPCO a distribution fee at an annual rate of 0.25% for Class A shares, 1.00% for Class B shares, 1.00% for Class C shares and 0.50% for Class M shares applied to the average daily net assets of each Series. The Distribution Plan for Class A shares provides for fees to be paid up to a maximum on an annual basis of 0.30%; the Distributor has voluntarily agreed to limit the fee to 0.25%. The Distributor has advised the Fund that of the total amount expensed for the year ended April 30, 1998, $1,999,009 was earned by the Distributor, $1,041,727 was earned by unaffiliated participants and $122,695 was paid to W.S. Griffith, an indirect subsidiary of PHL.

     As Financial Agent of the Fund, PEPCO received a fee for bookkeeping, administration, and pricing services at an annual rate of 0.05% of average daily net assets up to $100 million, 0.04% of average daily net assets of $100 million to $300 million, 0.03% of average daily net assets of $300 million through $500 million, and 0.015% of average daily net assets greater than $500 million; a minimum fee may apply. PEPCO serves as the Fund's Transfer Agent with State Street Bank and Trust Company as sub-transfer agent. For the year ended April 30, 1998, transfer agent fees were $1,182,782 of which PEPCO retained $483,658 which is net of the fees paid to State Street.

     At April 30, 1998, PHL and its affiliates held shares of the Fund as follows:

                                                         Aggregate
                                           Shares     Net Asset Value
                                         ---------   ----------------
       Strategic Theme Series--Class A   539,910     $7,396,767
                             --Class B   11,984         161,305
                             --Class C    8,012         107,922
                             --Class M    8,011         108,149
  Equity Opportunities Series--Class A      154           1,238
                             --Class B   23,469         183,058

PHOENIX STRATEGIC EQUITY SERIES FUND
NOTES TO FINANCIAL STATEMENTS
April 30, 1998 (Continued)

3. PURCHASE AND SALE OF SECURITIES

     Purchases and sales of securities (excluding short-term secu-rities, options, futures, and forward currency contracts) for the year ended April 30, 1998, aggregated the following:



                                   Purchases           Sales
                               ----------------- -----------------
Small Cap Series .............  $1,419,510,129    $1,457,552,838
Strategic Theme Series .......     851,764,090       849,684,078
Equity Opportunities Series ..     680,952,516       716,100,658

     There were no purchases or sales of long-term U.S. Government securities.

     Written option activity for the year ended April 30, 1998, aggregated the following:



                                           Call Options
                                    ---------------------------
                                     Number of      Amount of
Strategic Theme Series                Options        Premiums
---------------------------------   -----------   -------------
Options outstanding at
   April 30, 1997 ...............         --               --
Options written .................        150       $  127,046
Options canceled in closing
   purchase transactions ........       (150)        (127,046)
Options expired .................         --               --
Options exercised ...............         --               --
                                        ----       ----------
Options outstanding at
   April 30, 1998 ...............         --       $       --
                                        ====       ==========

4. CAPITAL LOSS CARRYOVERS

     For the year ended April 30, 1998, Small Cap Series was able to utilize losses deferred in the prior year against current year capital gains in the amount of $20,746,935.

     Under current tax law, capital losses realized after October 31, 1997 may be deferred and treated as occurring on the first day of the following fiscal year. For the year ended April 30, 1998, prior year losses deferred were utilized as follows: Small Cap Series $377,891 and Equity Opportunities Series $861,291.


5. RECLASS OF CAPITAL ACCOUNTS

     In accordance with accounting pronouncements, the Series of the Fund have recorded several reclassifications in the capital accounts. These reclassifications have no impact on the net asset value of the Series and are designed generally to present undistributed income and realized gains on a tax basis which is considered to be more informative to the shareholder. As of April 30, 1998, the Series recorded the following reclassifications to increase (decrease) the accounts listed below:



                                                                    Capital paid
                                   Undistributed     Accumulated    in on shares
                                  net investment    net realized    of beneficial
                                      income         gain (loss)      interest
                                 ---------------- ---------------- --------------
Small Cap Series ...............    $2,593,774      $ (2,593,774)           --
Strategic Theme Series .........       762,834          (762,834)           --
Equity Opportunities
   Series ......................     1,058,136        (1,041,903)    $ (16,233)

TAX INFORMATION NOTICE (Unaudited)

     For the fiscal year ended April 30, 1998, the Series distributed long-term capital gain dividends as follows:



                                     28% rate gain     20% rate gain
            Portfolio                distributions     distributions
---------------------------------   ---------------   --------------
Small Cap Series ................      $4,150,995        $587,729
Strategic Theme Series ..........          13,428              --
Equity Opportunities Series .....       8,557,937         283,820


This report is not authorized for distribution to prospective investors in the Phoenix Strategic Equity Series Fund unless preceded or accompanied by an effective prospectus which includes information concerning the sales charge, the Fund's record and other pertinent information.

                        REPORT OF INDEPENDENT ACCOUNTANTS


Price Waterhouse LLP

                                                         [PRICE WATERHOUSE LOGO]


To the Trustees and Shareholders of
Phoenix Strategic Equity Series Fund

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments (except for bond ratings), and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Phoenix Small Cap Fund, the Phoenix Strategic Theme Fund and the Phoenix Equity Opportunities Fund (constituting separate series of the Phoenix Strategic Equity Series Fund, hereinafter referred to as the "Fund") at April 30, 1998, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at April 30, 1998 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.


/s/ Price Waterhouse LLP



Boston, Massachusetts
June 18, 1998

                      PHOENIX STRATEGIC EQUITY SERIES FUND

                            PART C--OTHER INFORMATION

ITEM 24. FINANCIAL STATEMENTS AND EXHIBITS
   (a)  Financial Statements:
            Included in Part A:  Financial Highlights


            Included in Part B:  Financial Statements and Notes thereto, and
                                 Report of Independent Accountants are included in the Annual Report to Shareholders for the year ended April 30, 1998, incorporated by reference.

   (b)  Exhibits:


            1.1 Declaration of Trust of the Registrant, previously filed, and filed via EDGAR with Post-Effective Amendment No. 26 on August 29, 1997, herein incorporated by reference.

            1.2 Amendment to Declaration of Trust of the Registrant creating additional classes and dual distribution system, filed with Post-Effective Amendment No. 9 on July 19, 1994 and filed via EDGAR with Post-Effective Amendment No. 25 on August 20, 1997, incorporated herein by reference.

            1.3 Amendment to Declaration of Trust of the Registrant, changing name of the Trust and establishing additional Series of the Trust, filed via EDGAR with Post-Effective Amendment No. 13 on October 16, 1995, incorporated herein by reference.

            1.4 Amendment to Declaration of Trust of the Registrant, changing the name of the Series of the Trust filed via EDGAR with Post-Effective Amendment No. 14 on April 15, 1996, incorporated herein by reference.

            1.5 Amendment to Declaration of Trust establishing an additional Series of the Trust filed via EDGAR with Post-Effective Amendment No. 15 on May 24, 1996, incorporated herein by reference.

            1.6 Amendment to Declaration of Trust creating additional classes and multi-class distribution system filed via EDGAR with Post-Effective Amendment No. 27 on October 27, 1997, incorporated herein by reference.

            2.1* By-laws of the Registrant, previously filed and filed via EDGAR herewith, and herein incorporated by reference.

            3.     Not Applicable.

            4.1 Reference is hereby made to Article VI of Registrant's Declaration of Trust referenced in Exhibit 1 above.

            5.1 Management Agreement between Registrant and National Securities & Research Corporation dated January 1, 1994, previously filed, filed via EDGAR with Post-Effective Amendment No. 25 on August 20, 1997 and herein incorporated by reference.

            5.2 Investment Advisory between Registrant and Phoenix Investment Counsel, Inc. dated October 16, 1995 filed via EDGAR with Post-Effective Amendment No. 13 on October 16, 1995, incorporated herein by reference.

            5.3 First Amendment to Phoenix Strategic Equity Series Fund Management Agreement between Registrant and National Securities Research Corporation dated January 1, 1994 filed via EDGAR with Post-Effective Amendment No. 25 on August 20, 1997, incorporated herein by reference.

            5.4 Second Amendment to Phoenix Strategic Equity Series Fund Management Agreement between Registrant and National Securities and Research Corporation dated October 16, 1995 filed via EDGAR with Post-Effective Amendment No. 25 on August 20, 1997, incorporated herein by reference.

            5.5* Subadvisory Agreement between Phoenix Investment Counsel, Inc. and Seneca Capital Management LLC, dated June 26, 1998, on behalf of Phoenix Equity Opportunities Fund filed via EDGAR herewith.

            5.6* Subadvisory Agreement between Phoenix Investment Counsel, Inc. and Roger Engemann & Associates, Inc., dated June 26, 1998, on behalf of Phoenix Small Cap Fund filed via EDGAR herewith.

            6.1 Underwriting Agreement between Registrant and Phoenix Equity Planning Corporation ("Equity Planning") dated November 19, 1997, filed via EDGAR with Post-Effective Amendment No. 28 on February 13, 1998, and incorporated herein by reference.

            6.2* Form of Sales Agreement between Phoenix Equity Planning Corporation and dealers filed herewith via EDGAR.

            6.3* Form of Supplement to Phoenix Family of Funds Sales Agreement filed via EDGAR herewith.

            6.4* Form of Financial Institution Sales Contract for the Phoenix Family of Funds filed via EDGAR herewith.


            7.     None.


            8. Custodian Contract between Registrant and State Street Bank and Trust Company dated May 1, 1997, filed via EDGAR with Post-Effective Amendment No. 27 on October 27, 1997, incorporated herein by reference.

            9.1 Transfer Agency and Service Agreement between Registrant and Equity Planning dated June 1, 1994, filed with Post-Effective Amendment No. 9 on July 19, 1994, filed via EDGAR with Post-Effective Amendment No. 25 on August 20, 1997, incorporated herein by reference.

            9.2* Sub-Transfer Agency Agreement between Registrant and Phoenix Equity Planning Corporation dated June 1, 1994 filed via EDGAR herewith.

            9.3 Amended and Restated Financial Agent Agreement between Registrant and Equity Planning dated November 19, 1997 filed via EDGAR with Post-Effective Amendment No. 28 on February 13, 1998.

            9.4* First Amendment to Financial Agent Agreement between Registrant and Phoenix Equity Planning Corporation dated March 23, 1998 and filed via EDGAR herewith.

            9.5* Second Amendment to Financial Agent Agreement between Registrant and Phoenix Equity Planning Corporation dated July 31, 1998 and filed via EDGAR herewith.

            10. Opinion as to legality of the shares filed via EDGAR with Post-Effective Amendment No. 13 on October 16, 1995 and incorporated herein by reference.

            11.*   Consent of Independent Accountants filed herewith via EDGAR.


            12.    Not applicable.

            13.    None.

            14.    None.


            15.1 Amended and Restated Distribution Plan for Class A Shares filed via EDGAR with Post-Effective Amendment No. 27 on October 27, 1997, incorporated herein by reference.

            15.2 Amended and Restated Distribution Plan for Class B Shares filed via EDGAR with Post-Effective Amendment No. 27 on October 27, 1997, incorporated herein by reference.

            15.3 Amended and Restated Distribution Plan for Class C Shares filed via EDGAR with Post-Effective Amendment No. 27 on October 27, 1997, incorporated herein by reference.

            15.4 Amended and Restated Distribution Plan for Class M Shares filed via EDGAR with Post-Effective Amendment No. 27 on October 27, 1997, incorporated herein by reference.


            16. Schedule for computation of yield and effective yield quotations filed previously.


            17.* Financial Data Schedule filed herewith and reflected on EDGAR as Exhibit 27.

            18.1 Amended and Restated Rule 18f-3 Multi-Class Distribution Plan Effective May 1, 1997 filed via EDGAR with Post-Effective Amendment No. 28 on February 13, 1998.

            19. Powers of Attorney filed via EDGAR with Post-Effective Amendment No. 14 on April 16, 1996 and incorporated herein by reference.


------------------
*Filed herewith.

ITEM 25. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT
   No person is controlled by, or under common control, with the Registrant.

ITEM 26. NUMBER OF HOLDERS OF SECURITIES

   As of June 30, 1998, the number of record holders of each class of securities of the Registrant was as follows:


                                                                    NUMBER OF
   TITLE OF CLASS                                                RECORD-HOLDERS
   --------------                                               --------------

   Shares of Beneficial Interest--Class A (Equity Opportunities)       9,982
   Shares of Beneficial Interest--Class B (Equity Opportunities)         277
   Shares of Beneficial Interest--Class A (Theme)                      5,558
   Shares of Beneficial Interest--Class B (Theme)                      4,617
   Shares of Beneficial Interest--Class C (Theme)                         25
   Shares of Beneficial Interest--Class M (Theme)                          5
   Shares of Beneficial Interest--Class A (Small Cap)                 17,835
   Shares of Beneficial Interest--Class B (Small Cap)                 11,571


ITEM 27. INDEMNIFICATION
   Registrant's indemnification provision is set forth in Post-Effective Amendment No. 7 filed with the Securities and Exchange Commission on June 30, 1993, and is incorporated herein by reference.

ITEM 28. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER
   See "Management of the Fund" in the Prospectus and "Services of the Advisers" and "Trustees and Officers" in the Statement of Additional Information, each of which is included in this Post-Effective Amendment to the Registration Statement.


   For information as to the business, profession, vocation or employment of a substantial nature of director and officers of the Advisers reference is made to the Adviser's current Form ADV (SEC File No. 801-5995) filed under the Investment Advisers Act of 1940 and incorporated herein by reference.


ITEM 29. PRINCIPAL UNDERWRITER
   (a) Equity Planning also serves as the principal underwriter for the following other investment companies:


        Phoenix Series Fund, Phoenix Strategic Allocation Fund, Inc., Phoenix Duff & Phelps Institutional Mutual Funds, Phoenix Multi-Sector Fixed Income Fund, Inc., Phoenix Multi-Sector Short Term Bond Fund, Phoenix Multi-Portfolio Fund, Phoenix California Tax Exempt Bonds, Inc., Phoenix Income and Growth Fund, Phoenix Worldwide Opportunities Fund, Phoenix Equity Series Fund, Phoenix-Aberdeen Series Fund, Phoenix-Engemann Funds, Phoenix Investment Trust 97, Phoenix-Seneca Funds, Phoenix Home Life Variable Universal Life Account, Phoenix Home Life Variable Accumulation Account, PHL Variable Accumulation Account, Phoenix Life and Annuity Variable Universal Life Account, PHL Variable Separate Account MVA1.


   (b) Directors and executive officers of Phoenix Equity Planning Corporation are as follows:

NAME AND                   POSITIONS AND OFFICES        POSITION AND OFFICES
PRINCIPAL ADDRESS          WITH DISTRIBUTOR             WITH REGISTRANT
-----------------          ----------------             ---------------

Michael E. Haylon          Director                     Executive Vice President
56 Prospect St.
P.O. Box 150480
Hartford, CT 06115-0480

Philip R. McLoughlin        Director and President      Trustee and President
56 Prospect St.
P.O. Box 150480
Hartford, CT 06115-0480


William R. Moyer           Director,                    Vice President
100 Bright Meadow Blvd.    Senior Vice President,
P.O. Box 2200              Chief Financial
Enfield, CT 06083-2200     Officer and Treasurer

John F. Sharry             Executive Vice President,    Executive Vice President
100 Bright Meadow Blvd.    Retail Distribution
P.O. Box 2200
Enfield, CT 06083-2200

NAME AND                   POSITIONS AND OFFICES        POSITION AND OFFICES
PRINCIPAL ADDRESS          WITH DISTRIBUTOR             WITH REGISTRANT
-----------------          ----------------             ---------------


Leonard J. Saltiel         Managing Director,           Vice President
56 Prospect St.            Operations and Service
P.O. Box 150480
Hartford, CT 06115-0480

G. Jeffrey Bohne           Vice President,              Secretary
101 Munson St.             Mutual Fund
P.O. Box 810               Customer Service
Greenfield, MA 01302-0810

Nancy G. Curtiss           Vice President               Treasurer
56 Prospect St.            and Treasurer,
P.O. Box 150480            Fund Accounting
Hartford, CT 06115-0480


Thomas N. Steenburg        Vice President,              Assistant Secretary
56 Prospect St.            Counsel and Secretary
P.O. Box 150480
Hartford, CT 06115-0480

William E. Keen, III       Assistant Vice President,    Vice President
100 Bright Meadow Blvd.    Mutual Fund Regulation
P.O. Box 2200
Enfield, CT 06083-2200


Jacqueline Porter          Assistant Vice President     Assistant Treasurer
56 Prospect St.
P.O. Box 150480
Hartford, CT 06115-0480


   (c) To the best of the Registrant's knowledge, no commissions or other compensation was received by any principal underwriter who is not an affiliated person of the Registrant or an affiliated person of such affiliated person, directly or indirectly, from the Registrant during the Registrant's last fiscal year.

ITEM 30. LOCATION OF ACCOUNTS AND RECORDS

   Persons maintaining physical possession of accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder include herein described Funds' investment adviser, Phoenix Investment Counsel, Inc.; Registrant's financial agent, transfer agent and principal underwriter, Phoenix Equity Planning Corporation; Registrant's dividend disbursing agent and custodian, State Street Bank and Trust Company. The address of the Secretary of the Trust is 101 Munson Street, Greenfield, Massachusetts 01301; the address of Phoenix Investment Counsel, Inc. is 56 Prospect Street, Hartford, Connecticut 06115; the address of Phoenix Equity Planning Corporation is 100 Bright Meadow Boulevard, P.O. Box 2200, Enfield, Connecticut 06083-2200; the address of the dividend disbursing agent is P.O. Box 8301, Boston, Massachusetts 02266-8301, Attention: Phoenix Funds, and the address of the custodian is P.O. Box 351, Boston, Massachusetts 02101.


ITEM 31. MANAGEMENT SERVICES
   Not applicable.

ITEM 32. UNDERTAKINGS
   (a)  Not applicable.

   (b) Registrant undertakes to furnish each person to whom a prospectus is delivered with a copy of Registrant's latest annual report to shareholders upon request and without charge.

                                   SIGNATURES


   Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Amendment to the Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Hartford, and State of Connecticut on the 28th day of August, 1998.


                                        PHOENIX STRATEGIC EQUITY SERIES FUND

ATTEST: /s/ Thomas N. Steenburg               BY: /s/ Philip R. McLoughlin
        -----------------------                   ------------------------
            Thomas N. Steenburg                       Philip R. McLoughlin
            Assistant Secretary                       President


   Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following persons in the capacities indicated, on this 28th day of August, 1998.


                   SIGNATURE                   TITLE
                   ---------                   ------
                                               Trustee
     ---------------------------------------
                 Robert Chesek*

                                               Trustee
     ---------------------------------------
               E. Virgil Conway*


            /s/ Nancy G. Curtiss               Treasurer (principal
     ---------------------------------------   financial and accounting officer)
                Nancy G. Curtiss


                                               Trustee
     ---------------------------------------
              Harry Dalzell-Payne*

                                               Trustee
     ---------------------------------------
              Francis E. Jeffries*

                                               Trustee
     ---------------------------------------
               Leroy Keith, Jr.*


            /s/ Philip R. McLoughlin           Trustee and President
     ---------------------------------------   (principal executive officer)
              Philip R. McLoughlin

                                               Trustee
     ---------------------------------------
               Everett L. Morris*

                                               Trustee
     ---------------------------------------
               James M. Oates*

                                               Trustee
     ---------------------------------------
              Calvin J. Pedersen*

                                               Trustee
     ---------------------------------------
               Herbert Roth, Jr.*

                                               Trustee
     ---------------------------------------
              Richard E. Segerson*

                                               Trustee
     ---------------------------------------
            Lowell P. Weicker, Jr.*


*By /s/ Philip R. McLoughlin
    ------------------------
*   Philip R. McLoughlin pursuant to powers of attorney previously filed.

                                     S-1(c)